UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant    ☒            Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12

Teradata Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(I) and 0-11.

Notice of 2022 Annual Meeting and

# 2022 Proxy Statement

teradata.

MESSAGE TO STOCKHOLDERS

March 23, 2022

Dear Fellow Stockholder:

I am pleased to invite you to attend Teradata Corporation’s 2022 annual meeting of stockholders on May 10, 2022 at 8:00 a.m. Pacific Time. The meeting will be held virtually via a live webcast and can be accessed by following the instructions provided in this proxy statement. This proxy statement, which includes a notice of the 2022 annual meeting, tells you more about the agenda and procedures for the meeting, including how shareholders can participate. It also describes how our Board of Directors operates and gives information about director candidates and general compensation, corporate governance, and other matters.

2021 was a strong year for Teradata. Our results show that “we did what we said we would do” by focusing our efforts in support of our purpose of transforming how businesses work and people live through the power of data. In particular, we made strides in broadening our market opportunity by evolving from an on-premises only, enterprise data warehouse company, to a provider of a connected multi-cloud, data platform for enterprise analytics.

Our robust strategy transformation and focus on the cloud is critical to Teradata’s success, and Teradata had many significant accomplishments in this regard. In particular, the Teradata team met or beat all the 2021 financial outlook elements that we provided – showing that we achieved significant growth in our cloud business, attracted new customers, both in the cloud and on-premises, released innovative technology, and delivered profitable growth. Noteworthy financial results are included in the Form 10-K that comprises our 2021 Annual Report, and I expect you will be pleased, just as I am. In addition, we delivered stock price improvement of 89% for our shareholders in 2021.

During 2021, we also experienced executive leadership team transitions. Our refreshed executive team brings a breadth and depth of technology experience, in addition to their functional expertise, as well as experience leading successful transformations. In addition, the composition of our executive team demonstrates our commitment to, and focus on, diversity – we have achieved gender parity, added a person of color, and also have LGBTQ+ representation. I’m confident that Teradata’s experienced, diverse, and strategy focused executive leadership team, under the leadership of Steve McMillan, is the right team to guide Teradata through the next phase of our cloud and business strategy transformation.

Our cloud capabilities and leadership were amplified in 2021 as well. For instance, we strengthened our partnerships with the top public cloud service providers (Amazon Web Services, Google Cloud, and Microsoft Azure). In addition, we demonstrated our technology capabilities and un-paralleled enterprise scale in the cloud, including by our Innovation Labs proving that our scale is capable of handling the current and future data and analytics demands of all enterprises. We received many accolades this year – such as being recognized as a leader in the Cloud Database Management Magic Quadrant by Gartner, as well as scoring first in four analytical use cases in Gartner’s Critical Capabilities for Cloud Database Management Systems, and being recognized by Forrester Wave as a leader in Cloud Data Warehouse.

Being a responsible corporate citizen is a crucial part of our ethos – it’s the right thing to do for our world, and it makes Teradata a place where people really want to work. As you will see in this proxy statement, we made significant progress on our ESG journey during 2021:

•	We formed a global cross-functional Corporate Citizenship Council with executive sponsorship from our Chief Legal Officer and Chief Financial Officer to oversee our ESG activities;
•	We launched our modernized ESG report and incorporated ESG messaging in various stakeholder materials;
•	We earned a perfect score of 100% on the Human Rights Campaign 2022 Corporate Equality Index and were designated as one of the Best Places to Work for LGBTQ+ Equality;
•	For the 13th year in a row, we were included on the Ethisphere Institute’s list of the World’s Most Ethical Companies;
•	For the 12th consecutive year, we were named to the Dow Jones Sustainability North American Index for Software and Services, and we were also named to the Dow Jones Sustainability World Index;
•	We have affirmed a carbon net-zero commitment and are developing plans on how to achieve that ambition, which includes 100% improvement in the reduction of our Score 1 and Score 2 GHG emissions by 2033; and
•	We adopted a Flexible Work model that provides employees the choice of fully remote or hybrid work locations.

As always, we greatly value the input we receive from our investors on our business and strategy. Shareholder engagement remains a priority for Teradata, and we are in frequent communication with our largest investors on key matters, including our strategic direction, executive compensation, and ESG activities and practices. Our executive compensation program continues to reflect the feedback provided through our shareholder outreach efforts and received high-level support pursuant to last year’s say-on-pay vote. Our goal is to continue to connect pay and performance and enhance the alignment of our executive compensation program with your long-term interests.

Our Board of Directors, consisting of a diverse set of highly accomplished and experienced leaders, is committed to engaged oversight of Teradata’s business, and acting in the best interests of our shareholders and other key stakeholders. We encourage you to review the qualifications, skills and experience that each of our directors contributes to our Board of Directors, including as part of the qualifications matrix that we have included in the proxy statement this year.

Mr. McMillan and I look forward to your participation at the annual meeting. In addition, we encourage and welcome shareholder feedback on any topic related to the Company. Communications can be addressed to directors in care of the Chief Legal Officer and Corporate Secretary, Margaret A. Treese, at 17095 Via Del Campo, San Diego, California 92127 or by email to investor.relations@teradata.com.

Every vote is important. Whether or not you plan to virtually attend the annual meeting, I urge you to authorize your proxy as soon as possible so that your shares may be represented at the meeting.

Sincerely,

Michael P. Gianoni

Chairman of the Board

NOTICE OF VIRTUAL ANNUAL MEETING

OF STOCKHOLDERS

TIME 8:00 a.m. Pacific Time	DATE Tuesday, May 10, 2022	PLACE Virtual www.virtualshareholdermeeting.com/TDC2022

Purpose

•

Elect Messrs. Fu and Gianoni and Ms. Olsen to serve as Class III directors for three-year terms expiring at the 2025 annual meeting of stockholders and to hold office until their respective successors are duly elected and qualified;

•	Consider an advisory (non-binding) vote to approve executive compensation (a “say-on-pay” vote);

•	Consider and vote upon the approval of Amendment No. 1 to the Teradata 2012 Stock Incentive Plan;

•	Consider and vote upon the ratification of the appointment of our independent registered public accounting firm for 2022; and

•	Transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting by or at the direction of the Board of Directors.

Other Important Information

•

We will hold a virtual annual meeting. Stockholders will be able to listen, vote and submit questions from their home or from any remote location that has internet connectivity. There will be no physical location for stockholders to attend. Stockholders may participate online by logging in at www.virtualshareholdermeeting.com/TDC2022. We believe that this format is appropriate for the health and safety of our stockholders, employees, and directors and will facilitate stockholder attendance and participation. Please refer to “Other General Information” for more information about attending the virtual meeting.

•	Record holders of Teradata common stock at the close of business on March 14, 2022 may vote at the meeting.

•

Your shares cannot be voted unless they are represented by proxy or in person by the record holder at the meeting. Even if you plan to attend the virtual meeting, please submit a proxy to ensure that your shares are represented at the meeting.

Internet Availability

Important Notice Regarding the Availability of Proxy Materials for the 2022 annual meeting of stockholders to be held on May 10, 2022: This notice of the 2022 annual meeting of stockholders and proxy statement, our 2021 annual report, and form of proxy and voting instruction card are available at www.proxyvote.com.

By order of the Board of Directors,

Margaret A. Treese

Chief Legal Officer and Secretary

March 23, 2022

i

PROXY SUMMARY

This summary highlights information contained elsewhere in the proxy statement that is being provided to you by Teradata Corporation (“Teradata,” the “Company,” “we,” or “us”) in connection with its 2022 annual meeting of stockholders. This summary is not a complete description, and you should read the entire proxy statement carefully before voting.

This proxy statement contains important information about the 2022 annual meeting of stockholders, as well as information regarding the voting process, director elections, our corporate governance programs, executive and director compensation, and other environmental, social and governance (“ESG”) matters, among other things. We are furnishing this proxy statement together with our 2021 annual report and form of proxy and voting instruction card (“proxy card”). We intend to send a Notice Regarding the Availability of Proxy Materials for the annual meeting and make proxy materials available to stockholders (or for certain stockholders, and for those who request, a paper copy of this proxy statement and proxy card) on or about March 23, 2022. On behalf of the Teradata Board of Directors, we are requesting your proxy for the 2022 annual meeting of stockholders and any adjournments or postponements that follow.

Business Overview

Teradata Corporation is a provider of a leading connected multi-cloud data platform for enterprise analytics, focused on helping companies leverage all their data across an enterprise, at scale. In doing so, we help companies to find answers to their toughest business challenges. All of our efforts are in support of our purpose of transforming how businesses work and people live through the power of data. Our data platform, Teradata Vantage™, allows companies to leverage all of their data across an enterprise, whether in public or private clouds, on-premises, or in a multi-cloud environment. It is designed to connect multiple sources of data to drive ecosystem simplification, deliver multi-dimensional scale and integration, and support customers on their journey to the cloud through an integrated migration. Teradata Vantage also contains a secure, highly concurrent and resilient analytics engine that addresses the scalability demands of our target market, the global 10,000 enterprises. Vantage is an open platform offering full integration of datasets, tools, analytical languages and functions, including leading commercial and open source technologies. Teradata operates from numerous locations within the United States with the primary locations being San Diego, California, and Atlanta, Georgia. In addition, we have sales, services, research and development, and administrative offices located in 32 countries.

At Teradata, we are:

2021 Financial Highlights vs. Prior Year

5% ANNUAL RECURRING REVENUE (“ARR”) YEAR-OVER-YEAR GROWTH(1)	91% PUBLIC CLOUD ARR YEAR- OVER-YEAR GROWTH(2)	12% TOTAL RECURRING REVENUE YEAR-OVER-YEAR GROWTH	76% RECURRING REVENUE AS A % OF TOTAL REVENUE 5% YEAR-OVER-YEAR RECURRING REVENUE AS A % OF TOTAL REVENUE GROWTH
$1.30 GAAP EPS $0.14 FROM 2021	$2.43 NON-GAAP EPS(3) $1.12 FROM 2021	$432 MILLION FREE CASH FLOW(3) $216 MILLION FROM 2021

(1)

ARR is defined as the annual value at a point in time of all recurring contracts, including subscription, cloud, software upgrade rights, and maintenance. ARR does not include managed services and third-party software. The Company believes this is a useful metric to investors as it demonstrates progress toward achieving our strategic objectives as outlined in the Form 10-K and Form 10-Q.

1

Proxy Summary

(2)

Public cloud ARR is defined as the annual value at a point in time of all contracts related to public cloud implementations of Teradata Vantage and does not include ARR related to private or managed cloud implementations. Teradata believes this is a useful metric to investors as it demonstrates progress toward achieving our strategic objectives as outlined in the Form 10-K and Form 10-Q.

(3)

Non-GAAP EPS and free cash flow are non-GAAP financial measures. Please refer to the Investor Relations section of our website for the investor presentation for the fiscal year ended December 31, 2021 for definitions and reconciliations to the GAAP financial measures.

Voting Methods – Your Vote is Important!

Even if you plan to attend the 2022 annual meeting of stockholders virtually, we urge you to vote in advance of the meeting using one of these advance voting methods.

By Internet: www.proxyvote.com	By Phone: 1-800-690-6903	By Mail: 51 Mercedes Way Edgewood, NY 11717	By Mobile Device: Scan the QR code on your Notice or Proxy Card

2022 Virtual Annual Meeting Information

Date and Time:	May 10, 2022 at 8:00 a.m. (Pacific Time)

Format:	We will hold a virtual annual meeting. Stockholders will be able to listen, vote and submit questions from their home or from any remote location that has internet connectivity. We believe that this format is appropriate for the health and safety of our stockholders, employees, and directors and provides the opportunity for broader stockholder attendance and participation, while reducing the costs and environmental impact associated with planning, holding and arranging logistics for an in-person meeting.

Record Date:	All common stockholders of record as of March 14, 2022 may vote. Each outstanding share of common stock is entitled to one vote on each matter to be voted upon at the annual meeting.

Admission:	Attend the annual meeting online, including to vote and/or submit questions, at www.virtualshareholdermeeting.com/TDC2022. You will need to use your 16-digit Control Number provided in the Notice, proxy card or instructions that accompanied your proxy materials, to log in to this website and access the live audio webcast of the meeting. If you are a beneficial owner (and thus hold your shares in an account at a bank, broker, or other holder of record), you will need to contact the bank, broker, or other holder of record to obtain your control number prior to the meeting. Please refer to “Other General Information” for more information about attending the annual meeting.

Logistics:	We encourage you to access the annual meeting prior to the start time. Please allow ample time for online check-in, which will begin at 7:45 a.m. Pacific Time. We will offer live technical support during the meeting. If you encounter any technical difficulties accessing the meeting, please call 844-986-0822 (US) or 303-562-9302 (International).

Voting During Meeting:	Stockholders should follow the instructions to vote during the annual meeting at www.virtualshareholdermeeting.com/TDC2022. Shares held in your name as the stockholder of record may be voted electronically during the annual meeting. Shares for which you are the beneficial owner also may be voted during the annual meeting. However, even if you plan to attend the virtual annual meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the virtual annual meeting.

Asking Questions:	Stockholders may submit a question online during the meeting at www.virtualshareholdermeeting.com/TDC2022. We will answer questions as time permits at the meeting. Rules governing the conduct of the annual meeting (including the question and answer session) will be posted on the virtual meeting platform along with an agenda.

Post Meeting:	Following the meeting, we will post to the Investor Relations section of our website (www.teradata.com) a replay of the annual meeting (including the question and answer session). We will include the results of the votes taken at the meeting in a quarterly report on Form 10-Q or a current report on Form 8-K, as applicable, which will also be posted to the Investor Relations section of our website. You may also find information on how to obtain a transcript of the meeting by writing to our Corporate Secretary at Teradata Corporation, 17095 Via Del Campo, San Diego, CA 92127.

2	2022 PROXY STATEMENT

Proxy Summary

Meeting Agenda

MATTER		BOARD VOTE RECOMMENDATION

Proposal 1

Consider and vote upon the election of Messrs. Fu and Gianoni and Ms. Olsen to serve as Class III directors for three-year terms expiring at the 2025 annual meeting of stockholders and to hold office until their respective successors are duly elected and qualified

FOR each nominee

Proposal 2	Consider an advisory (non-binding) vote to approve executive compensation (a “say-on-pay” vote)	FOR

Proposal 3	Consider and vote upon the approval of Amendment No. 1 to the Teradata 2012 Stock Incentive Plan	FOR

Proposal 4	Consider and vote upon the ratification of the appointment of our independent registered public accounting firm for 2022	FOR

Board of Directors

NAME	CLASS	AGE	POSITION

Daniel R. Fishback	I	60	Director

Steve McMillan	I	51	President and Chief Executive Officer and Director

Kimberly K. Nelson	I	54	Director

Lisa R. Bacus	II	58	Director

Timothy C.K. Chou	II	67	Director

John G. Schwarz	II	71	Director

Cary T. Fu*	III	73	Director

Michael P. Gianoni*	III	61	Chairman

Joanne B. Olsen*	III	63	Director

* Nominees for election

Key Qualifications and Attributes

3

Proxy Summary

Governance Highlights

Teradata has adopted many governance practices that establish strong independent leadership in our boardroom and provide our stockholders with meaningful rights, including:

INDEPENDENT BOARD • 8 of 9 are independent directors • All audit, compensation, and governance committee members are independent

DIVERSE AND QUALIFIED BOARD AND MANAGEMENT

•  Extensive executive experience at global, public companies

•  Knowledge of software and technology industries, including cloud-based technologies

•  Gender and ethnic diversity

SEPARATE CEO AND CHAIR ROLES • Independent non-executive Chairman	BOARD REFRESHMENT AND SUCESSION PLANNING • 4 new independent directors in the past 5 years • Ongoing succession planning

REGULAR EXECUTIVE SESSIONS of independent directors at board and committee meetings	INDEPENDENT COMPENSATION CONSULTANT engaged to advise on compensation of our executives and directors

ACTIVE BOARD OVERSIGHT • Strategy • Risk and operational plans, including ESG matters	ROBUST STOCK OWNERSHIP GUIDELINES for directors and executive officers

ANTI-HEDGING/PLEDGING AND CLAWBACK POLICIES prohibitions on hedging and pledging, stock compensation clawback, and anti-harmful activity policies	ONGOING SHAREHOLDER ENGAGEMENT results in impactful changes to executive compensation and corporate governance programs and informs on ESG initiatives

4	2022 PROXY STATEMENT

Proxy Summary

Environmental, Social and Governance (ESG) Highlights

ESG Governance and Disclosures

•  Formed cross-functional Corporate Citizenship Council with Chief Legal Officer and Chief Financial Officer as executive sponsors to enhance our ESG program and to provide enterprise-wide oversight to our ESG efforts and disclosure

•  Updated board committee charters to provide clarity as to oversight for various ESG topics and to ensure alignment with best practices and our corporate strategy

•  Launched enterprise-wide materiality assessment conducted by external third-party with expertise in ESG

•  Conducted benchmarking analysis with external third-party with expertise in ESG

•  Enhanced ESG disclosures with refreshed ESG report

•  Launched refreshed ESG website

•  Incorporated ESG messaging into 2021 Investor Day and other investor and stakeholder content

Diversity, Equity, and Inclusion (DEI)

•  Received a perfect score of 100% on the Human Rights Campaign Foundation’s Corporate Equality Index and designated as one of the Best Places to Work for LGBTQ+ Equality

•  Added coverage for domestic partners to employee benefit plans

•  Received Best Company / Technology Company for Women ratings from Fairygodboss

•  Executive team pledged commitment to DEI and anti-racism

•  DEI Advisory Board remained active and helped establish a Zero-Tolerance for Racism section as part of our Global Policy Against Discrimination, Harassment, and Bullying

•  Added an Anti-Racism section to the Code of Conduct

•  Sponsored Diversity in Technology Scholarship for underrepresented students

•  Continued the Culture Learning Lab, Inclusion Leadership Learning Lab, and Diversity Dialogues programs

•  Continued to operate under the policy promoting use of small businesses, minority, women, veteran, and LGBTQ+ owned business enterprises as sources of supply

•  Recognize Juneteenth and Martin Luther King Day as corporate holidays in the United States

Doing Good With DataTM

•  Worked directly with agencies to leverage data analytics to predict where new outbreaks of the COVID-19 virus are likely to occur, pinpoint populations most at risk, and estimate which resources will be needed in specific geographies

•  Continued partnership with nonprofit organizations to match data scientists with social agencies, civil groups, and non-governmental agencies

• Teradata Cares volunteer program • Annual Days of Caring • Charitable giving matching program • Additional giving committed for social injustice causes in 2021

Environmental Stewardship

•  Affirmed carbon net-zero commitment and developing plans on when and how it will be achieved

•  Committed to environmental sustainability in our products, supply chain, and facilities

•  Established Greenhouse Gas (GHG) management program goal of 100% improvement in reduction of Scope 1 and Scope 2 GHG emissions by 2033

•  Adopted Flexible Work model that provides employees choice of fully remote or hybrid work locations allowing us to continue to reduce our real estate footprint and significantly reduce commuting activities by our employees

Recognition and Ratings

•  Named as one of the Best Places to Work for LGBTQ+ Equality

•  Received Best Company / Technology Company for Women ratings from Fairygodboss

•  Named a World’s Most Ethical Company by The Ethisphere Institute in 2022 for 13th straight year

•  Named to Dow Jones Sustainability North American Index for Software and Services for 12th straight year; also named to Dow Jones Sustainability World Index

•  Received high ISS Quality Score:

• Governance: 2 • Environmental: 1 • Social: 2
• Attained MSCI ESG GovernanceMetrics rating of AA • Received Sustainalytics “Low” ESG risk rating

5

ELECTION OF DIRECTORS (Item 1 on Proxy Card)

The Board of Directors is currently divided into three classes. Directors are elected by stockholders for terms of three years and hold office until their successors are elected and qualified. One of the three classes is elected each year to succeed the directors whose terms are expiring. As of the 2022 annual meeting, the terms for the directors in Classes I, II and III of the Board of Directors expire in 2023, 2024 and 2022, respectively.

Messrs. Fu and Gianoni and Ms. Olsen currently are Class III directors whose terms are expiring at the 2022 annual meeting.

For the reasons described below, each of the Class III directors has been nominated by the board for re-election through the 2025 annual meeting of stockholders and until their respective successors are elected and qualified.

Proxies solicited by the board will be voted for the election of the nominees, unless you instruct otherwise on your proxy. Each of the nominees is willing to serve if elected. The board has no reason to believe that these nominees will be unable to serve. However, if any one of them should be unable to serve, the board may further reduce the size of the board or designate a substitute nominee. If the board designates a substitute, shares represented by proxies will be voted for the substitute nominee.

The Board of Directors recommends that you vote FOR the election of each of the Class III nominees as a director.

Election of each nominee requires the affirmative vote of a majority of the voting power present (in person or by proxy) at the meeting and entitled to vote on such election. If a nominee does not receive a majority vote, he or she is required to tender his or her resignation for consideration by the disinterested members of the Board of Directors in accordance with our Corporate Governance Guidelines. Proxies solicited by the Board of Directors will be voted FOR each nominee, unless you specify otherwise in your proxy. Abstentions will have the same effect as votes against the nominees and shares that are the subject of a broker “non-vote” will be deemed absent and will have no effect on the outcome of the vote.

Director Qualifications and Attributes

Our Board of Directors currently consists of nine members whom we believe are extremely well-qualified to serve on the board and represent our stockholders’ best interests. As described under the caption “Selection of Nominees for Directors,” the board and its Committee on Directors and Governance (the “Governance Committee”) select nominees with a view to establishing a Board of Directors that is comprised of members who:

•	have extensive business leadership experience,

•	bring diversity of experiences, expertise and backgrounds, including but not limited to, racial, ethnic and gender diversity,

•	are independent and collegial,

•	have high ethical standards as well as sound business judgment and acumen, and

•	understand and are willing to make the time commitment necessary for the board to effectively fulfill its responsibilities.

We believe that each of the director nominees and other directors bring these qualifications to our Board of Directors. Moreover, as reflected in the below qualifications matrix, they provide our board with a diverse complement of specific business skills, experience and perspectives, including: extensive financial and accounting expertise, public-company board experience, knowledge of the technology and software industries and of Teradata’s business, including cloud-based technologies, experience with companies with a global presence and with growth and/or transformation strategies, extensive operational and strategic planning experience, and gender, racial and ethnic diversity.

6	2022 PROXY STATEMENT

Election of Directors

	Stephen McMillan	Lisa R. Bacus	Timothy C.K. Chou	Daniel R. Fishback	Cary T. Fu	Michael P. Gianoni	Kimberly K. Nelson	Joanne B. Olsen	John G. Schwarz

Qualifications and Expertise

Cloud technology, data analytics, and/or software as a service expertise	✓		✓	✓		✓	✓	✓	✓

Executive leadership experience	✓	✓	✓	✓	✓	✓	✓	✓	✓

Financial/Accounting literacy	✓		✓	✓	✓	✓	✓	✓	✓

Global business experience	✓	✓	✓		✓	✓		✓	✓

Sales, marketing, or branding background	✓	✓				✓		✓

Tenure and Independence

Tenure (as of annual meeting)	1	7	5	5	13	7	2	3	11

Independent		✓	✓	✓	✓	✓	✓	✓	✓

Demographics (Self-Identification)

Gender Identity	M	F	M	M	M	M	F	F	M

Asian (excluding Indian/South Asian)			✓		✓

Hispanic/Latinx		✓

Caucasian/White	✓			✓		✓	✓	✓	✓

The board believes that each of the director nominees and other directors have demonstrated outstanding achievement in his or her professional career, the willingness to participate actively in board activities and share policy-making and strategic thinking experiences, an ability to articulate independent perspectives, make analytical inquiries and take tough positions that challenge management, and a high degree of personal and professional integrity.

The following biographies describe the key qualifications, business skills, experience and perspectives that each of our directors brings to the Board of Directors, in addition to the general qualifications and attributes described above. Based on all of these qualifications and attributes, we believe that the directors and nominees have the appropriate set and complement of skills to serve as members of the board.

2022 Director Nominees

Class III Nominees — Current Terms Expiring in 2022:

CARY T. FU	Co-founder and retired Chairman and Chief Executive Officer of Benchmark Electronics, Inc.	Director since: 2008

Key Qualifications and Attributes:

•  Experience as the chief executive officer and chairman of the board of a global, publicly-traded technology company

•  Financial expertise and experience as a chief financial officer and certified public accountant

•  Experience co-founding and leading a high-growth business organization

•  Diverse perspectives given Taiwanese heritage and years of experience doing business in Asia

Biography:

Mr. Fu, age 73, is the co-founder of Benchmark Electronics, Inc. (“Benchmark”), a publicly-held electronics manufacturing services provider. He served as Chairman of the Board of Benchmark from 2009 until his retirement in December 2012 and was a director of Benchmark from 1990 to 2009. In 2011, Mr. Fu retired as Benchmark’s Chief Executive Officer, a position he had held since 2004. Prior to becoming Chief Executive Officer of Benchmark, he served as its President and Chief Operating Officer from 2001 to 2004, Executive Vice President from 1992 to 2001, and Executive Vice President, Financial Administration, from 1990 to 1992. He also serves on the board of directors of Littelfuse, Inc., a leading global manufacturer of circuit protection and power control technologies, and is a certified public accountant. He joined our board in July 2008.

7

Election of Directors

MICHAEL P. GIANONI	Chairman of the Board of Teradata Corporation President and Chief Executive Officer of Blackbaud, Inc.	Director since: 2015

Key Qualifications and Attributes:

•  Experience as the president and chief executive officer of a global, publicly-traded software-as-a-service company

•  Strong operational and leadership skills and business acumen

•  Proven track record driving financial performance improvement

•  Deep software industry knowledge

Biography:

Mr. Gianoni, age 61, is the President and Chief Executive Officer of Blackbaud, Inc., a provider of cloud-based software and services specifically designed for nonprofit organizations, a position he has held since joining the company in January 2014. Previously, Mr. Gianoni was the Executive Vice President and Group President, Financial Institutions, at Fiserv, Inc., a global technology provider serving the financial services industry, from 2010 to 2013. He joined Fiserv as President of its Investment Services division in 2007, where he was responsible for product, technology, sales, finance, operational, and strategy. From 2006 until its acquisition by Fiserv, Mr. Gianoni was Executive Vice President and General Manager of CheckFree Corporation, a leading provider of financial e-commerce solutions. Prior to that time, he held a number of senior management positions at DST Systems Inc., an information processing and software services company. Mr. Gianoni serves as a director of Blackbaud. He joined our board in January 2015 and was appointed our non-executive Chairman in February 2020 after serving as independent Lead Director since January 2019.

JOANNE B. OLSEN	Former Executive Vice President, Cloud Services and Support, Oracle Corporation	Director since: 2018

Key Qualifications and Attributes:

•  Extensive experience within the software and technology industries

•  Senior executive leadership of cloud-based solutions and services

•  Diverse perspectives given gender and global management experience

Biography:

Ms. Olsen, age 63, served as the Executive Vice President, Cloud Services and Support at Oracle Corporation, a global software and services company, from November 2016 until she retired in August 2017. In that role, she drove Oracle’s cloud transformation services and support strategy, partnering with leaders across all business units, leading a team of cloud customer experience experts, covering customer success, implementation success, consulting, support, education, and managed cloud services. She previously served as Senior Vice President and leader of Oracle’s applications sales, alliances, and consulting organizations in North America from 2010 to 2016. Ms. Olsen began her career with IBM, where, over the course of more than three decades, she held a variety of executive management positions across sales, global financing and hardware. She also serves as a director of Ciena Corporation, a global supplier of telecommunications networking equipment, software, and services, and Keysight Technologies, Inc., a provider of electronic design and test solutions. She joined our board in June 2018.

8	2022 PROXY STATEMENT

Election of Directors

Class I — Current Terms Expiring in 2023:

DANIEL R. FISHBACK	Co-Chief Executive Officer and Chairman of the Board of Directors of UserZoom	Director since: 2017

Key Qualifications and Attributes:

•  Experience as the chief executive officer of a global, publicly-traded company in the software-as-a service industry

•  Strong leadership skills and a proven track record driving financial growth and product development

•  Technology industry expertise, including cloud-based technologies

Biography:

Mr. Fishback, age 60, has served as Co-Chief Executive Officer of UserZoom, a user behavior and analytics platform provider, since April 2018 and as Chairman of the Board of UserZoom since October 2015. Mr. Fishback previously served as the President and Chief Executive Officer of DemandTec, Inc. from 2001 to 2013. DemandTec was a provider of a cloud-based collaborative optimization network for retailers and consumer products companies that was acquired by IBM in 2012. From 2000 to 2001, Mr. Fishback served as Vice President of Channels for Ariba, Inc., a provider of solutions to help companies manage their corporate spending. Prior to that, he held sales and executive leadership positions at Trading Dynamics Company and Hyperion Solutions Corporation. Mr. Fishback serves on the board of Qumu Corporation, a leading enterprise video cloud-based platform provider, serves on the board of directors for several private technology companies, and is an advisor and consultant to a number of companies focusing on the application of analytic solutions to solve complex business problems. He joined our board in January 2017.

STEPHEN MCMILLAN	President and Chief Executive Officer of Teradata Corporation	Director since: 2020

Key Qualifications and Attributes:

•  Experience as Teradata’s President and Chief Executive Officer

•  Extensive knowledge of the Company’s operations, strategy, customers, and financial position

•  Experience as a seasoned technology executive with a track record of transforming enterprise product and services businesses into industry-leading cloud portfolio offerings

•  Expertise in cloud-based technologies

Biography:

Mr. McMillan, age 51, is Teradata’s President and Chief Executive Officer and has served in this role since joining the Company in June 2020. Previously, he served as the Executive Vice President of Global Services for F5 Networks, Inc., a transnational company that specializes in application services and application delivery networking, from October 2017 when he joined F5 until May 2020. Prior to joining F5, from September 2015 until October 2017, he was Senior Vice President, Customer Success and Managed Cloud Services at Oracle Corporation, a global software and services company, where he was responsible for developing, overseeing, and expanding a customer success organization focused on the company’s strategic SaaS portfolio. From May 2012 to September 2015, he served as Senior Vice President, Managed Cloud Services at Oracle. Prior to joining Oracle, Mr. McMillan spent 19 years at IBM, where he held a number of leadership roles focused on global managed services, consulting, and IT. He joined our board in June 2020.

9

Election of Directors

KIMBERLY K. NELSON	Executive Vice President and Chief Financial Officer, SPS Commerce, Inc.	Director since: 2019

Key Qualifications and Attributes:

•  Senior executive leadership of cloud-based solutions company

•  Financial expertise and experience as a chief financial officer

•  Diverse perspectives given gender and financial expertise

Biography:

Ms. Nelson, age 54, is the Executive Vice President and Chief Financial Officer at SPS Commerce, Inc., a provider of cloud-based supply chain management solutions worldwide, a position she has held since joining the company in 2007. Prior to joining SPS Commerce, Ms. Nelson led Investor Relations at Amazon.com, Inc., from 2005 until 2007. She served as Amazon’s Finance Director, Technology, from 2003 to 2005, and its Finance Director, Corporate Financial Planning and Analysis, from 2000 to 2003. Prior to that, she served as a Director, Finance at The Pillsbury Company, LLC, a subsidiary of General Mills, Inc., from 1997 until 2000. She also serves as a director of Calyxt, Inc., a consumer-centric food- and agriculture-focused micro-cap public company. She joined our board in November 2019.

Class II — Current Terms Expiring in 2024:

LISA R. BACUS	Retired Executive Vice President and Chief Marketing Officer for Cigna Corporation	Director since: 2015

Key Qualifications and Attributes:

•  Deep marketing expertise with focus on strategic planning and data analytics, in-depth knowledge of communication and marketing strategies and customer service operations

•  Experience as senior executive of large global companies

•  Diverse perspectives given gender and Hispanic heritage

Biography:

Ms. Bacus, age 58, served as the Executive Vice President and Chief Marketing Officer at Cigna Corporation, a global health care services company, from May 2013 until her retirement in July 2019. Her marketing role expanded with Cigna’s acquisition of Express Scripts in December 2018. Prior to joining Cigna, Ms. Bacus was the Executive Vice President and chief marketer at American Family Insurance Group, a personal and commercial property and casualty company, from 2011 until 2013, and its Vice President, Marketing, from 2008 to 2011. Before joining American Family Insurance, she was with Ford Motor Company, from 1986 to 2008, where she held a number of executive leadership positions, including Executive Director of Global Market Research and Insights, Executive Director of Global Marketing Strategy, and head of marketing for Ford in Mexico. She also serves on the boards of Selective Insurance Group, Inc. and Douglas Dynamics, Inc. and on the board of privately-held Culver Franchising System, Inc., as well as a number of non-profit corporations, and previously served on the board of Shoutlet, Inc., a privately-held company. Ms. Bacus joined our board in January 2015.

10	2022 PROXY STATEMENT

Election of Directors

TIMOTHY C.K. CHOU	Former President of Oracle On Demand, a division of Oracle Corporation	Director since: 2017

Key Qualifications and Attributes:

•  Extensive experience with technology companies, including many years of experience in building and selling enterprise software and hardware

•  Recognized as an industry leader in cloud computing and the Internet of Things, having published several landmark books and been featured in various publications including Forbes, Business Week, The Economist, and The New York Times as well as on CNBC and NPR

•  Extensive experience with startup companies in both workflow and analytic cloud-based applications

•  Diverse perspective given Chinese heritage and experience in teaching at universities in the US and China

Biography:

Dr. Chou, age 67, served as President of Oracle On Demand, a division of Oracle Corporation, from 1999 until his retirement in 2005, during which time he led the growth of Oracle’s cloud business from a nascent stage to an industry-leading position. Prior to that, he served as the Chief Operating Officer of Reasoning, Inc., a pioneering application services provider, until it was acquired by Oracle in 2000. He served on the board of Embarcadero Technologies, a provider of database tools, from 2000 until 2007. In addition to his commercial career, he has taught in the computer science department at Stanford University since 1982. In 2006, he launched the first class on cloud computing at Stanford and in 2008 started a similar class at Tsinghua University in Beijing, China. In 2013, he became the Chairman of the Alchemist Accelerator, a leading enterprise software accelerator where he is focused on analytics, artificial intelligence and the Internet of Things. His landmark book, The End of Software, served to educate enterprises, operators and investors in this major shift in business models. He has been a director at Blackbaud since 2007 and joined our board in January 2017.

JOHN G. SCHWARZ	Co-Founder and Chairman of the Board of Visier Inc.	Director since: 2010

Key Qualifications and Attributes:

•  Extensive experience within the software and technology industries, including as the chief executive officer and director of global, analytics technology companies

•  Operational and strategic planning experience leading a business organization that experienced high growth through both acquisitions and organic growth strategies

•  Broad global experience and perspective

Biography:

Mr. Schwarz, age 71, is the co-founder and Chairman of the Board of Visier Inc., a business analytics cloud-based software firm, a position he has held since 2010. From 2010 until May 2020, he served as the Chief Executive Officer at Visier. Previously, he served as Chief Executive Officer of SAP Business Objects, a unit of SAP AG, from 2008 to 2010, during which time he was a member of the executive board of SAP AG and also served on the board of directors of SAP Business Objects. From 2005 until its acquisition by SAP in 2008, he served as Chief Executive Officer of Business Objects S.A., a provider of business intelligence software and services. Mr. Schwarz served as President and Chief Operating Officer of Symantec Corporation, a provider of infrastructure security and storage management software, from 2001 to 2005. From 2000 to 2001, he served as President and Chief Executive Officer of Reciprocal Inc., which provided business-to-business secure e-commerce services for digital content distribution over the Internet. Prior to joining Reciprocal, Mr. Schwarz spent 25 years at IBM Corporation with his last position being General Manager of IBM’s Industry Solutions unit, a worldwide organization focused on building business applications and related services for IBM’s large industry customers. Mr. Schwarz serves as a director of Synopsys, Inc. and Avast PLC, and served as a director of SuccessFactors, Inc. from 2010 to 2011. He is also a member of the Dalhousie University Advisory Board. He joined our board in September 2010.

No family relationship exists among any of the directors, nominees or executive officers. No arrangement or understanding exists between any director, nominee, or executive officer and any other person pursuant to which any director, nominee or executive officer was selected as a director, nominee or executive officer of the Company.

11

OUR CORPORATE GOVERNANCE

Overview

Our Board of Directors is elected by the stockholders to provide oversight for the management of our business. The board selects the senior management team, who is charged with conducting our business, and acts as an advisor to senior management, monitors its performance, and approves its compensation. Our Board of Directors engages in active discussion and oversight of the Company’s business plans and strategy. It dedicates a meeting each year as well as time at other regular meetings to cover strategic planning and monitoring. As part of this process, the board considers how best to capture opportunities and balance risks with potential stockholder returns in light of many factors such as our competitive landscape, technology developments, organizational structure, and financial objectives, among other things. The board’s responsibilities also include planning for senior management succession, overseeing the integrity of our financial statements, and monitoring enterprise risks and compliance efforts.

To support these important duties, the board employs a strong framework of corporate governance practices, including those outlined below:

Independent Leadership and Oversight	All directors, except the Company’s President and CEO, are independent
Separate CEO and board chair roles
Independent non-executive Chairman of the Board
Four new experienced independent directors added in the last five years, including two female and one ethnically diverse director, provides fresh perspectives
Average board tenure of continuing directors is 6.5 years
Executive sessions of independent directors scheduled at every regular board meeting
Limit on additional board service (no continuing director currently sits on more than two other public company boards)

Directors possess highly relevant experience and knowledge

Executive Compensation Best Practices	Emphasison performance-based and long-term equity incentives
2021 and 2022 long-term equity programs are 60% performance-based
Prohibitions on hedging and pledging Company stock by executive officers and directors
Clawback and harmful activity policies
Annual advisory vote on compensation
Annual incentive compensation is capped
Approved by a fully-independent board committee using an independent consultant

Stockholder Engagement & Alignment	Track record of proactive, ongoing stockholder dialogue
Significant Teradata stock ownership by officers and directors and strong stock ownership guidelines

Stockholder Rights	Majority vote standard for election of directors
No poison pill in place
Proxy access bylaw permits eligible stockholders to nominate candidates for election to the board

12	2022 PROXY STATEMENT

Our Corporate Governance

Investor and Shareholder Outreach

Engagement with existing stockholders and potential investors is an important part of our business practices, and we greatly value the input we receive from our stockholders in addition to the quarterly meetings between management and the analysts that cover Teradata. Teradata Investor Relations and members of Teradata management are in frequent communication with stockholders on a variety of matters, including strategy, operations, corporate governance, ESG practices, and executive compensation as part of a year-round engagement process described below:

We reach out to our largest investors to engage in discussions regarding issues that are important to them and to seek their input on executive compensation, corporate governance, and ESG matters. Our outreach team includes Investor Relations, Executive Compensation and Corporate Governance representatives from Teradata’s management team, including the Chief Legal Officer and, if requested, independent directors of the board.	We consider investor feedback and perspectives in evaluating and structuring our executive compensation program and preparing proxy statement disclosures.	After proxy materials are filed, we invite our largest investors to discuss proposals to be considered at the next annual meeting of shareholders.

As part of the proxy solicitation process, and following our 2021 annual meeting, we continued our practice of soliciting input from our largest 25 institutional investors, representing over 80% of our outstanding shares, and answering their questions regarding a variety of topics of interest to them, such as, the design of our executive compensation program, board diversity and succession planning, and ESG matters.

The feedback we received from investors through this engagement process was positive and constructive. This feedback was reported to our board. We will continue to engage with our stockholders in order to receive any feedback they may have regarding the Company.

Say-On-Pay Results

Teradata received strong support from our stockholders for our executive compensation program, with a 92% favorable “Say-On-Pay” vote at our 2021 annual meeting. The board’s Compensation and Human Resource Committee views this strong result as confirmation that our compensation program is appropriately structured to support our strategic initiatives and reflects our pay-for-performance commitment.

Corporate Governance Guidelines

To help discharge its responsibilities, the Board of Directors has adopted Corporate Governance Guidelines on significant corporate governance issues. These guidelines address, among other things, such matters as director independence, committee membership and structure, meetings and executive sessions, the annual self-assessments of the board and its committees, and director selection, retirement, and training. Our Corporate Governance Guidelines provide, among other things, that:

•

The board believes at least two-thirds of the directors should meet the criteria for independence required by law, the SEC and the NYSE listing standards (as detailed in the Corporate Governance Guidelines);

13

Our Corporate Governance

•	Directors are elected under a majority vote standard and any director that does not receive a majority vote is required to promptly submit an offer to resign as a director;

•

No director who is an active CEO of another public company may sit on the board of directors of more than two other publicly held companies, and no other director may sit on the board of more than four publicly held companies, in each case without the approval of the Committee on Directors and Governance;

•

The positions of Chairman of the Board and Chief Executive Officer should be held by separate persons and, in the event the Chairman of the Board is not independent, the board will designate a Lead Director who is an independent, non-employee director;

•

The CEO will annually review with the board top management succession plans, including development plans for succession candidates, and will periodically review with the board an emergency leadership preparedness plan applicable in the event the CEO unexpectedly becomes incapacitated or otherwise is unable to serve; and

•	The board conducts an annual self-evaluation and the Committee on Directors and Governance oversees the annual evaluation of the performance of each committee of the board.

From time to time the Board of Directors, upon recommendation of the Committee on Directors and Governance, reviews and updates our Corporate Governance Guidelines as appropriate. Our Corporate Governance Guidelines are found on our corporate governance website at www.teradata.com/governance-guidelines.

Board Independence and Related Transactions

We believe that the Company benefits from having a strong and independent board. For a director to be considered independent, the board must determine that the director does not have any direct or indirect material relationship with the Company that would affect his or her exercise of independent judgment. The Board of Directors has established independence standards as part of its Corporate Governance Guidelines. In general, the board must determine whether a director is considered independent, taking into account the independence guidelines of the New York Stock Exchange (“NYSE”), which are reflected in the factors included as Exhibit B, Director Independence Standards, to the board’s Corporate Governance Guidelines referenced above in addition to those other factors it may deem relevant. No director may qualify as independent unless the board affirmatively determines (i) under the NYSE listing standards, that he or she has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us), and (ii) under our independence standards, that the director or director candidate does not have any direct or indirect material relationship with us.

The board’s independence standards also provide for additional criteria for members of the Audit and Compensation and Human Resource Committees as required under applicable NYSE rules.

Our Board of Directors has affirmatively determined that all of our non-employee directors and nominees, namely Mses. Bacus, Nelson and Olsen and Messrs. Chou, Fishback, Fu, Gianoni, and Schwarz, meet the NYSE listing independence standards and our independence standards for the board and the committees on which they serve. There were no transactions, relationships or arrangements in fiscal year 2021 that required review by the board for purposes of determining director independence.

Board Leadership Structure

Our Corporate Governance Guidelines provide that the positions of Chairman of the Board and CEO should be held by separate persons. Our Corporate Governance Guidelines do not require that our Chairman be independent. In the event the Chairman of the Board is not independent, the board will designate a Lead Director who is an independent, non-employee director. The board believes that this leadership structure, separating the positions of Chairman and CEO, best serves the interests of Teradata and its stockholders and demonstrates our commitment to strong corporate governance practices.

Mr. Gianoni is our non-executive Chairman of the Board. Mr. McMillan, our President and CEO, is the only member of the board who is not independent. We believe that this leadership structure enhances the accountability of the CEO to the board, strengthens the board’s independence from management, and benefits independent oversight of the Company’s day-to-day risk management activities. In addition, separating these roles allows our CEO to focus his efforts on running our business, meeting with customers and investors, and managing the Company in the best interests of our stockholders, while we are able to benefit from the leadership experience of Mr. Gianoni.

14	2022 PROXY STATEMENT

Our Corporate Governance

Board Oversight of Risk

Management is responsible for the Company’s day-to-day risk management activities (including the identification, assessment, and mitigation of risks), and our board’s role is to engage in informed risk oversight.

We engage in an enterprise risk management process, which is coordinated primarily through our internal audit function, and involves:

•	identification by the executive team and other senior leaders of the risks relevant to Teradata;

•	to the extent prudent and feasible, development of strategies and plans to monitor, mitigate and control such risks; and

•

reports of the identified risks as part of the applicable strategy review or separately as a particular risk review, as considered necessary, to the board and/or relevant board committee, as applicable.

The board’s oversight of these risks primarily occurs in connection with the exercise of its responsibility to oversee our business, including through the review of our business transformation, long-term strategic plans, annual operating plans, financial results, material legal proceedings, and executive succession plans. In addition, during fiscal 2021, the board and its committees reviewed and approved the allocation of responsibilities among the various board committees to further facilitate its oversight of our ESG efforts, initiatives and progress, with the board having oversight for the overall ESG strategy and its alignment with our business strategy. The board’s committee structure and the collective knowledge and experience of its members promotes a broad perspective, open dialogue and useful insights regarding risk increases the effectiveness of the board’s role in risk oversight.

There are a number of ways our board performs this risk oversight function, including the following:

•

at its regularly scheduled meetings, the board receives management updates on our business transformation, go-to-market activities, product and product development activities, business operations, financial results, and strategy and discusses risks related to the business;

•

the Audit Committee assists the board in its oversight of risk management by overseeing the Company’s enterprise risk management process, including major risk exposures such as financial, cybersecurity, privacy and data protection, operational, sustainability and other ESG risks, and legal and regulatory, and the steps management has taken to monitor and control such exposures; quality and integrity of financial reports; compliance with applicable legal and regulatory requirements; quality and performance of our external auditor; our general policies and procedures regarding accounting and financial matters and internal controls; and our code of conduct and ethics program, including whistleblower updates, if any;

•

the Audit Committee also receives quarterly reports from our Chief Information Security Officer assessing the status, adequacy and effectiveness of cybersecurity risks and twice per year, or more as needed, reviews and discusses the Chief Information Security Officer’s report on cybersecurity risks and the steps the security team has taken to monitor and control related exposures and reports to the board on these matters;

•

the Compensation and Human Resource Committee (the “Compensation Committee”) annually receives reports and discusses with management risks relating to executive compensation, people management activities, including talent acquisition, retention management and development, corporate culture and employee engagement; and diversity, equity, and inclusion practices; and

•

the Governance Committee assists the board with oversight of our corporate governance framework, board effectiveness, board composition and succession planning, and ESG program, including related program activities, public disclosure, and shareholder feedback with respect to corporate responsibility, human rights, environmental stewardship, community outreach, and philanthropy.

Compensation Risk Assessment

Based on an analysis conducted by management and reviewed by the Board of Directors, we do not believe that our compensation programs for employees are reasonably likely to have a material adverse effect on the Company.

Director Education

The Company encourages directors to participate in continuing education programs focused on the Company’s business and industry, committee roles and responsibilities and legal and ethical responsibilities of directors, and the Company reimburses directors for their expenses associated with this participation. We also encourage our directors to attend Teradata events such as

15

Our Corporate Governance

our annual users’ conference (Teradata Universe) and our Investor Day events. Continuing director education is also provided during board meetings and other board discussions as part of the formal meetings and may include internally developed materials and presentations as well as programs presented by third parties. In addition, new directors participate in extensive orientation sessions that are focused on corporate governance and the Company’s strategy and business.

Executive Management Succession Planning

In consultation with its Compensation and Human Resource Committee and CEO, the Board of Directors regularly reviews short- and long-term succession plans for all senior management positions and, in particular, our CEO.

Criteria used in our succession planning for potential CEO successors include, among others:

Code of Ethics

We have a Code of Conduct that sets the standard for ethics and compliance for all of our directors, and employees, including our officers, chief accounting officer, and corporate controller. Our Code of Conduct is available on our corporate governance website at www.teradata.com/code-of-conduct.

Policy Regarding Hedging and Pledging of Teradata Securities

Pursuant to the Teradata Insider Trading Policy, Teradata associates (including employees, officers, and members of the Teradata Board of Directors) may not trade in derivative securities of Teradata or engage in hedging transactions involving Teradata securities. For purposes of this policy, “derivative securities” include publicly traded options, short sales, puts, calls, covered calls, straddles, strips, or similar derivative securities whether or not issued directly by the Company or by any stock exchange, and “hedging transactions” include pre-paid variable forwards, equity swaps, collars and exchange funds designed to hedge or offset any decrease in the market value of Teradata securities held by the Company’s employees, officers and directors.

In addition, under the Insider Trading Policy, directors and executive officers are prohibited from pledging Teradata securities as collateral for loans (including depositing such securities in margin accounts). While all other Teradata employees are not prohibited from pledging Teradata securities as collateral for loans, such employees are advised to exercise caution in holding Teradata securities in a margin account or pledging Teradata securities as collateral for a loan.

16	2022 PROXY STATEMENT

Our Corporate Governance

Political Activities

Teradata’s Political Activities Policy Statement reinforces and declares our commitment to responsible corporate citizenship while also complying with applicable laws and related regulations regarding the use of corporate resources in connection with political activities.

We generally encourage our employees to feel free to participate in permitted political activities where they live and work, provided such activities occur solely in an individual and private capacity and not on behalf of the Company. In furtherance of these principles, the Political Activities Policy Statement provides that the Company and its affiliates will not make political contributions, or use any corporate funds or assets, for any candidates or political parties, including campaign committees and funds, caucuses, independent expenditure committees, or special interest groups engaged in lobbying activities. It further provides that employees who engage in partisan political activities, including the election process, must do so solely on their own behalf and not on the Company’s behalf or using Teradata resources.

Meetings and Meeting Attendance

The board and its committees met throughout the year on a set schedule, held special meetings, and acted by written consent from time to time as appropriate. At each of its regular meetings, the board had an opportunity to meet in executive session without the CEO present. Members of the senior management team regularly attend board meetings to present information on our business and strategy, and board members are welcome and encouraged to meet with employees worldwide and to attend industry, analyst, and other major events.

The board and its committees met a total of 21 times last year. In 2021, each of the directors attended 75% or more of the total number of meetings of the board and the committee(s) on which he or she serves. In addition, under the board’s Corporate Governance Guidelines, our directors are expected to attend our annual meeting of stockholders each year. All of our directors attended the 2021 virtual annual meeting of stockholders.

Director Commitments

Under our Corporate Governance Guidelines, each board member is expected to ensure that other existing and planned future commitments do not materially interfere with such member’s service as a director and that he or she devotes the time necessary to discharge his or her duties as a director. In assessing whether directors and nominees for director have sufficient time and attention to devote to board duties, the Governance Committee and our board consider, among other things, whether directors may be “overboarded,” which refers to the situation where a director serves on an excessive number of boards. Under our Corporate Governance Guidelines, a director may not serve on the boards of more than four other public companies, or, if the board member is an active chief executive officer (or its equivalent), on the board of more than two other public companies. Each of our directors is in compliance with this requirement, and our board believes that each of our directors, including each of our director nominees, has demonstrated the ability to devote sufficient time and attention to board duties and to otherwise fulfill the responsibilities required of directors. We will continue to periodically review our director commitment policies.

Selection of Nominees for Directors

The Governance Committee is responsible for recommending candidates for membership to the board. The director selection process and director qualification guidelines are described in detail in the board’s Corporate Governance Guidelines, which are posted on our corporate governance website at www.teradata.com/governance-guidelines.

In determining candidates for nomination, the Governance Committee will seek the input of the Chairman of the Board, the CEO and other directors. In addition, the Governance Committee will consider individuals recommended for board membership by our stockholders in accordance with our bylaws and applicable law and may consider candidates put forth by external search or placement firms and/or formally engage such firms to assist it in identifying and evaluating qualified nominees.

In general, we desire to have a balanced group of directors who can perpetuate the Company’s long-term success and represent stockholder interests generally through the exercise of sound business judgment based on a diversity of experiences and perspectives. As part of the selection process, the board and the Governance Committee use the qualification factors listed in our Corporate Governance Guidelines and examine candidates’ business skills and experience, personal integrity, judgment, and ability to devote the appropriate amount of time and energy to serving the best interests of stockholders, in addition to the desired composition of the board as a whole and the Company’s current and future needs.

17

Our Corporate Governance

The Governance Committee and the board are committed to having a Board of Directors that is diverse from a gender, race and/or ethnicity perspective and will look to add individuals to our board that have such diversity attributes, along with requisite experience, to further bolster the diversity of our board as opportunities arise. Although we do not have a formal diversity policy, the Governance Committee and the board also consider the desirability of diversity from under-represented communities, including women, people of color and different ethnicities, and LGBTQ+. The board also values diverse perspectives from different business and professional experiences, skills, backgrounds, geographical representation, and education.

While our board does not have age or term limits, it seeks to balance director turnover. The board believes that new perspectives and ideas are critical to a forward-looking and strategic board as is the ability to benefit from the valuable experience and familiarity that longer-serving directors bring to the board room.

Once a proposed candidate is identified, the Governance Committee may solicit the views of various board members, our CEO, and any other individuals it believes may have insight into a particular candidate. The Governance Committee may designate one or more of its members and/or other board members to interview any proposed candidate. The Governance Committee then will recommend a director nominee to the board based on its evaluation of such criteria.

As described under the caption “Director Qualifications and Attributes”, we believe our current directors represent a highly qualified and capable board with very diverse perspectives and balanced tenure.

If you are a stockholder and wish to recommend individuals for consideration as directors, you can submit your suggestions in writing to our Corporate Secretary as outlined in our bylaws. Under our bylaws, you will need to provide, among other things, the candidate’s name, age, residential and business contact information, detailed biographical data and qualifications for service as a board member, the class or series and number of shares of Teradata’s capital stock (if any) which are owned beneficially or of record by the candidate, a document signed by the candidate indicating the candidate’s willingness to serve, if elected, and evidence of the stockholder’s ownership of our stock. Recommendations by stockholders that are made in this manner will be evaluated in the same manner as other candidates. Stockholders who intend to nominate directors for election at our next annual meeting of stockholders must follow the procedures described in our bylaws, which are available on our corporate governance website at www.teradata.com/articles-and-bylaws. See “Procedures for Stockholder Proposals and Nominations” for further details regarding how to nominate directors.

The directors nominated by the Board of Directors for election at the 2022 annual meeting were recommended by the Governance Committee and approved by our board following the process described above. See “Director Qualifications and Attributes” and “2022 Director Nominees” for further details regarding the reasons and director attributes supporting these nominations. All of these candidates for election are currently serving as our directors and have been determined by the board to be independent.

Under the board’s Corporate Governance Guidelines, if any director who is nominated for election at the 2022 annual meeting is not re-elected by the required majority vote, such director is required to promptly offer his or her resignation. The Board of Directors, giving due consideration to the best interests of the Company and our stockholders, is required to evaluate the relevant facts and circumstances, including whether the underlying cause of the director’s failure to receive the required majority vote can be cured, and make a decision on whether to accept the offered resignation. Any director who offers a resignation pursuant to this provision cannot participate in the board’s decision process. The Board of Directors will promptly disclose publicly its decision and, if applicable, the reasons for rejecting the offered resignation. If the board accepts a director’s resignation pursuant to this process, the Governance Committee will recommend to the Board of Directors whether to fill the resulting vacancy or reduce the size of the board.

18	2022 PROXY STATEMENT

COMMITTEES OF THE BOARD

Committee Structure and Responsibilities

Our Board of Directors has four standing committees: the Audit Committee, the Compensation and Human Resource Committee, the Committee on Directors and Governance, and the Executive Committee.

Listed below is the current membership of our board committees. Following the table is a summary of each’s committee’s responsibilities. Each of the Audit Committee, Compensation and Human Resource Committee, and Committee on Directors and Governance has a charter describing its specific responsibilities, which can be found on the corporate governance section of our website as follows:

•	Audit Committee: www.teradata.com/audit-committee-charter

•	Compensation and Human Resource Committee: www.teradata.com/compensation-committee-charter

•	Committee on Directors and Governance: www.teradata.com/committee-on-directors-and-governance-charter

Board Committee Membership

NAME	EXECUTIVE COMMITTEE		COMPENSATION AND HUMAN RESOURCE COMMITTEE		AUDIT COMMITTEE		COMMITTEE ON DIRECTORS AND GOVERNANCE

Stephen McMillan

Lisa R. Bacus

Timothy C.K. Chou

Daniel R. Fishback				*

Cary T. Fu						E

Michael P. Gianoni		*						*

Kimberly K. Nelson						*E

Joanne B. Olsen

John G. Schwarz

Number of Meetings in 2021	0		5		6		5

*	Committee Chair
E	Audit Committee Financial Expert

Audit Committee

•	Acts as principal agent of our board in overseeing our accounting and financial reporting process, disclosure controls and procedures, and audits of our financial statements and internal controls.

•

Discusses with management and our independent auditor our annual audited financial statements and unaudited quarterly financial statements and recommends to our board the inclusion of our annual audited financial statements in the Company’s annual report filing with the SEC.

•	Responsible for the appointment, compensation, retention, and oversight of our independent auditor engaged to audit our financial statements and internal control over financial reporting.

•

Oversees our major financial and risk exposures (including financial, cash investments, cybersecurity, information technology, privacy and data protection, business continuity, sustainability and other ESG risks, and legal and regulatory risks) and enterprise risk management program and reviews with management plans and actions to address these risks.

•

Oversees the qualifications and performance of our internal audit function and internal auditors, and reviews with our management, our independent auditor, and the internal auditors the internal audit plan and activities.

•	Reviews and discusses with management our periodic SEC filings and our quarterly earnings releases.

19

Committees of the Board

•

Oversees our compliance with ethical, legal and regulatory requirements, including oversight of our ethics and compliance program. The Audit Committee relies on the expertise and knowledge of management, the internal auditor, and the independent auditor in carrying out its oversight responsibilities and meets with representatives of management, the internal auditor, and the independent auditor in executive session on a regular basis.

Each Audit Committee member meets the NYSE listing independence standards, is independent under our independence standards and is financially literate, as determined by the board under applicable NYSE standards. In addition, the board has determined that because of their respective accounting and financial management expertise, each of Ms. Nelson and Mr. Fu is an “audit committee financial expert,” as defined under SEC regulations.

A report of the Audit Committee is set forth below in this proxy statement.

Compensation and Human Resource Committee

•	Discharges the board’s responsibility relating to the compensation of our executives.

•	Establishes the annual goals and objectives of our CEO, after consulting with the independent members of the board.

•	Evaluates our CEO’s performance and, along with the independent members of the board, determines the compensation of our CEO.

•	Evaluates the performance of our other executive officers and approves the annual compensation for our other executive officers.

•	Recommends to our board for approval our executive compensation plans, including incentive compensation plans, and all equity-based compensation plans.

•	Oversees our executive management succession planning and leadership development efforts, including advising the board on succession planning with respect to the CEO.

•	Oversees administration of the Company’s various benefit plans, including the Company’s 401(k) savings plan.

•	Oversees the Company’s diversity, equity, and inclusion initiatives and other people and culture initiatives.

•	Reviews stockholder feedback on our executive compensation program.

Each Compensation Committee member meets the NYSE listing independence standards and our independence standards. The committee may form subcommittees with authority to act on the committee’s behalf as it deems appropriate and has delegated authority to our CEO and Chief People Officer to award equity to individuals other than executive officers in limited instances. In addition, the CEO conducts annual performance evaluations of executives and, after consulting with the Chief People Officer, provides this committee with his assessments and recommendations with respect to the amount and form of compensation for such executives.

Independent Compensation Consultant. The Compensation Committee retained the human capital practice of Aon, plc (“Aon”) as its independent compensation consultant throughout fiscal year 2021. The committee retained Aon to assist the committee in the development of our executive compensation and benefit programs, including the amount and form of such compensation, and in the evaluation of our CEO. The rules for the use of the compensation consultants by the committee and management include the following: (i) only the committee and its Chair can hire or fire the consultant with respect to such services; (ii) on an annual basis, the consultant will provide the committee with a letter of the projected scope of services for the year; (iii) the consultant’s work will be coordinated with our Chief People Officer and any project undertaken at management’s request will be with the knowledge and consent of the committee Chair; (iv) the consultant will have direct contact with the committee; and (v) the committee will evaluate the performance of the consultant on an annual basis. As discussed in the Compensation Discussion and Analysis section of this proxy statement, in 2021, our Human Resources department purchased compensation surveys and reports from Aon at a cost of approximately $60,000. Aon also advises our board on its director compensation program. Management also engaged with Aon affiliates for various insurance-related products and services, covering health and benefits, pension-related services, other insurance brokerage services and risk services to the business. The Compensation and Human Resource Committee reviewed the independence of Aon in light of SEC rules and NYSE listing standards regarding compensation consultants and has concluded that Aon’s work for the committee is independent and does not raise any conflicts of interest.

A report of the Compensation Committee is set forth below in this proxy statement.

20	2022 PROXY STATEMENT

Committees of the Board

Committee on Directors and Governance

•	Determines and recommends to the board the director nominees for election to our board at our annual stockholder meetings and the filling of any vacancies on our board.

•	Reviews board composition and succession planning.

•	Reviews and makes recommendation to the board regarding the composition of board committees.

•	Annually assesses the independence of each director.

•	Oversees the annual performance evaluation of the board.

•	Reviews the board’s corporate governance practices and procedures.

•	Reviews and makes recommendations to the board concerning non-employee director compensation.

•	Oversees the Company’s shareholder engagement program and ESG-related activities.

•	Reviews the Company’s Related Person Transactions Policy and Corporate Governance Guidelines.

Each member of the Governance Committee meets the NYSE listing independence standards and our independence standards.

The Governance Committee retained Aon as its independent compensation consultant to review our director compensation program in 2021. The Governance Committee reviewed the independence of Aon in light of SEC rules and NYSE listing standards regarding compensation consultants and has concluded that the firm’s work for the committee is independent and does not raise any conflicts of interest.

Executive Committee

The Executive Committee has the authority to exercise all powers of the full Board of Directors, except those prohibited by applicable law, such as amending the bylaws or approving a merger that requires stockholder approval. This committee meets between regular board meetings if urgent action is required.

Compensation Committee Interlocks and Insider Participation

During 2021, no member of the Compensation and Human Resource Committee was a current or former officer or employee of the Company. During 2021, none of our executive officers served as a member of the compensation committee (or board of directors serving the compensation function) or director of another entity where such entity’s executive officers served on our Compensation and Human Resource Committee or board, except that Mark Culhane, our former Chief Financial Officer, served as a director of UserZoom, Inc., a private company in which Dan Fishback, Chair of our Compensation and Human Resource Committee, serves as Co-Chief Executive Officer.

Communications with Directors

Stockholders and interested parties wishing to communicate directly with our Board of Directors, any individual director, the Chairman of the Board or, if applicable, the independent Lead Director, or our non-management or independent directors as a group are welcome to do so by writing our Corporate Secretary at Teradata Corporation, 17095 Via Del Campo, San Diego, CA 92127. The Corporate Secretary will forward any communications as directed. Any matters reported by stockholders or interested parties relating to our accounting, internal accounting controls or auditing matters will be referred to members of the Audit Committee as appropriate. Anonymous and/or confidential communications with the Board of Directors may also be made by writing to this address. For more information on how to contact our board, please see our corporate governance website at www.teradata.com/contact-the-board.

21

RELATED PERSON TRANSACTIONS

Under our Related Person Transactions Policy, the Governance Committee is responsible for reviewing and approving each transaction in which Teradata was a participant involving or potentially involving an amount in excess of $120,000 and in which a related person had a material interest. A related person is any director or executive officer, any immediate family member of a director or executive officer, a 5% or more stockholder, and any immediate family member of a 5% or more stockholder.

This policy provides for approval or ratification of each related person transaction in accordance with the procedures and policies discussed below (i) by our Governance Committee, or (ii) if the Governance Committee determines that the approval or ratification of such related person transaction should be considered by all of the disinterested members of the Board of Directors, by a majority vote of the disinterested members of the board.

The policy requires our Chief Legal Officer to advise the Chair of the Governance Committee of any potential related person transaction involving in excess of $120,000 of which the Chief Legal Officer becomes aware, including management’s assessment of whether the related person’s interest in the potential related person transaction is material. The Governance Committee is required to consider such potential related person transaction, including whether the related person’s interest in the potential related person transaction is material, unless the Governance Committee determines that the approval or ratification of such potential transaction should be considered by all of the disinterested members of the Board of Directors, in which case such disinterested members of the board will consider the potential transaction. Except as set forth below, we will not enter into a related person transaction that is not approved in advance unless the consummation of such transaction is expressly subject to ratification.

If we enter into a transaction that we subsequently determine is a related person transaction or a transaction that was not a related person transaction at the time it was entered into but thereafter becomes a related person transaction, then in either such case the related person transaction must be presented to the Governance Committee or the disinterested members of the Board of Directors, as applicable, for ratification. If the related person transaction is not ratified, then we are required to take all reasonable actions to attempt to terminate our participation in the transaction.

Factors that are reviewed by the Governance Committee or the Board of Directors, as applicable, when evaluating a potential related person transaction include: (i) the size of the transaction and the amount payable to a related person; (ii) the nature of the interest of the related person in the transaction; (iii) whether the transaction may involve a conflict of interest; (iv) whether the transaction is fair to the Company; (v) whether the transaction might impair independence of an outside director of the Company; and (vi) whether the transaction involves the provision of goods or services to us that are available from unaffiliated third parties and, if so, whether the transaction is on terms and made under circumstances that are at least as favorable to us as would be available in comparable transactions with or involving unaffiliated third parties.

Since the beginning of 2021, there were no related person transactions, and there are not currently any proposed related person transactions, that would require disclosure under the SEC rules.

22	2022 PROXY STATEMENT

ENVIRONMENTAL, SOCIAL AND GOVERNANCE (ESG)

Our Purpose

We transform how businesses work and people live through the power of data.

Our Commitment

At Teradata, we are committed to furthering our purpose by fostering a strong corporate culture, anchored in our core values and principles. Being a responsible corporate citizen is a crucial part of our ethos – it’s the right thing to do for our world, and it makes Teradata a place where people really want to work.

Our culture is one that intentionally promotes and encourages diversity, equity and inclusion (“DEI”), operating in a sustainable manner, and giving back to the communities in which we live and do business. We believe that the interests of all our stakeholders – our stockholders, employees, customers, partners, suppliers, our communities, and the environment – must be considered in our strategy and our daily operations.

To that end, we actively engage with our people to create a workplace where our employees feel a sense of belonging and can thrive by bringing their authentic and genuine selves to work. We are working to have a more diverse workforce and are firmly committed to advancing DEI. We are committed to giving back to the people and places in which we operate, and we believe in doing our part to address the world’s environmental challenges and are working to put plans in place to achieve our ambition of reaching carbon net-zero. We are accomplishing these commitments through a number of initiatives, including those listed below.

Governance and Oversight

Our board and management team set the tone for our corporate culture, and one vital element of our culture is operating as a responsible global citizen. Our board is actively engaged in the oversight of our sustainability and other ESG matters. To provide clarity as to the oversight for our various ESG activities and disclosure, each board committee charter was amended in 2021 to ensure alignment with best practices and our ESG strategy.

•

Our Audit Committee is tasked with responsibility and oversight of our ethical standards and compliance, long-term corporate strategy, and performance. In addition, our Audit Committee assists the board in its oversight of risk management by overseeing the Company’s enterprise risk management program, which includes ESG-related risks.

•

Our Compensation and Human Resource Committee provides board-level oversight relating to matters regarding our people management, including our Company’s DEI practices. In addition, this committee receives updates and confers with management on programs and risks related to executive compensation, talent acquisition, retention and talent management, and corporate culture.

•

Our Governance Committee is responsible for reviewing the board’s corporate governance practices and procedures, including the board’s self-evaluation process, board composition, shareholder engagement, and our governance policies. In addition, the Governance Committee receives updates from management with respect to the Company’s overall ESG activities, including third-party ratings and our ESG-related public disclosures.

•

Our board regularly receives updates from our committees with respect to these activities and engages with management on our corporate culture, talent acquisition, talent management, risk oversight, and strategy matters, with consideration of sustainability and other ESG priorities.

For a further description of these activities, see “Our Corporate Governance—Board Oversight of Risk” and “Committees of the Board”.

Our management team is responsible for implementing the Company’s ESG activities.

•

Our management team is actively engaged in ESG-related initiatives and during 2021 formalized our ESG program with the creation of our Corporate Citizenship Council that is composed of senior leaders from our functions and business operations with both our Chief Legal Officer and Chief Financial Officer serving as executive sponsors. The Corporate Citizenship Council is responsible for the identification, coordination and advancement of our ESG priorities and objectives.

23

Environmental, Social and Governance

•

Our Chief People Officer is responsible for implementation of the Company’s people strategies and programs, including our DEI, employee engagement and enhancing the employee experience, wellness efforts, as well as career development and executive leadership succession planning.

•	Our Chief Ethics, Compliance and Privacy Officer is our senior leader responsible for our ethics and compliance initiatives, including administration of our Code of Conduct.

•	Our Chief Marketing Officer is responsible for our community outreach activities, including our Teradata Cares program described below, as well as ESG-related customer-facing activities and support.

•

Our Chief Financial Officer oversees our Operations department, which is responsible for our sustainability initiatives relating to our supply chain and facilities as well as the publication of our annual ESG report.

We are continually advancing our ESG efforts as we become more robust in our ESG practices. In this regard, we have focused on enhancing our ESG disclosures to better communicate our strategy, focus, and achievements. As such, in 2021 we issued our 2020 ESG Report, which was substantially refreshed from reports we had issued in the past on ESG topics. In connection with the issuance of our 2020 ESG Report, we also launched a refreshed ESG website and incorporated refreshed ESG disclosure into the presentation materials for our 2021 Investor Day and other investor content. We also are working with third parties with expertise in ESG to help us benchmark our disclosures and ESG practices, conduct an enterprise-wide materiality assessment, and collect data on our global carbon footprint, including direct and indirect greenhouse gas emissions.

Our People and Culture

Diversity, Equity, and Inclusion. Teradata’s core strength is our people, and we are keenly focused on creating an inclusive workplace where everyone feels safe and welcome to be their genuine and authentic selves. We are an equal opportunity employer, committed to sustaining a world-class team by providing an environment that is intentionally inclusive and fully encourages and leverages diversity in all aspects of our business.

We have many people and culture initiatives, with a strong focus on DEI.

•   Teradata earned a perfect score of 100% on the Human Rights Campaign Foundation’s 2022 Corporate Equality Index and is designated as one of the Best Places to Work for LGBTQ+ Equality.

•   Our executive team has signed a pledge committing to DEI and anti-racism, providing tone at the top for our global employee population.

•   We provide coverage for domestic partners under our employee benefit plans.

•   Our DEI Advisory Board remained active in 2021 to support the Company’s mission to eradicate racism and inequality in the workplace and helped establish a Zero-Tolerance for Racism section as part of our Global Policy Against Discrimination, Harassment, and Bullying.

•   We added an anti-racism section to our global Code of Conduct.

•   We provide resources and tools for our employees to help them engage within culturally- and geographically-dispersed work teams to enable a culture of growth, learning, and collaboration. We continued our Culture Learning Lab, Inclusive Leadership Learning Lab, and Diversity Dialogues programs that launched in 2020, all of which deliver interactive learning that heightens the behaviors and insights that build and support an inclusive culture and strive to identify and erase bias.

•   We continue to empower our Inclusion Communities, which are networks of employees who unite based on shared characteristics, life experiences, or common interests. These communities are designed to provide support, networking and enhanced career and personal development. These networks include Teradata Alliance of Black Employees, Blend, Veterans Community, Teradata Pride, HISPA (Hispanic and Latin Allies), Women of Teradata, Green Agenda, Terabytes (work-life integration), and Toastmasters International.

•   In further support of the communities where we operate and live, we maintained and continued to support a Diversity in Technology Scholarship Program for underrepresented minorities who are pursuing STEM-related degrees.

•   We transformed our executive leadership team with the addition of new leaders (including Chief Revenue Officer, Chief Financial Officer, Chief Marketing Officer, and Chief Customer Officer) and a successful focus on achieving gender parity at the C-suite level. Over 62% of our executive leadership team is comprised of gender and/or racially diverse members.

24	2022 PROXY STATEMENT

Environmental, Social and Governance

•   We have received Best Company / Technology Company for Women ratings from Fairygodboss.

•   We recognize Juneteenth and Martin Luther King Day as corporate holidays in the United States.

We believe that a diverse workforce is critical to the Company’s success, and we will continue to focus on the hiring, retention and advancement of underrepresented minorities and women in technology.

Health, Safety, and Wellness. We are committed to the health, safety, and wellness of our employees. We provide our employees and their families with access to a variety of flexible and convenient health and wellness programs.

Talent Development. Teradata is continuously focused on promoting the professional development of our employees and providing tools that enable employees to manage their careers. Our talent development programs provide employees with the resources to advance their careers, build leadership skills, and lead within their organizations. We have launched on-demand learning resources, such as LinkedIn Learning and Country Navigator. Our Learning Labs focus on Understanding Culture, Inclusive Leadership and Creating Your Personal Brand. We also provide executive and management development programs.

Environmental Stewardship

•   Climate Change Commitments. We are committed to our environmental stewardship. As such, we recently affirmed a carbon net-zero commitment and we are developing plans on when and how it will be achieved. In addition, we continue to have a greenhouse gas (GHG) management program goal of 100% improvements in the reduction of Scope 1 and Scope 2 GHG emissions by 2033.

•   Products. We design technology for the future, as our customers demand powerful cloud-based data warehousing and analytic offerings that are capable of meeting increasingly stringent worldwide energy standards focused on reducing consumption and waste of natural resources, including efficient usage of power and water, as well as space efficiency. Our objective is to provide our customers with best-in-class products that are not only highly scalable, but environmentally sustainable as well. To that end, we continuously seek technology advancements and alternatives to improve performance-per-watt, reduce cooling requirements, and reduce datacenter floorspace needs for our customers. Our cloud-based solutions are designed to enable customers to scale their system resources to meet dynamic business requirements to ensure the “right-sizing” of systems for optimal power and consumption efficiency.

•   In 2021, for the twelfth consecutive year, Teradata was named to the Dow Jones Sustainability North American Index for the Software and Services industry; Teradata was also included in the Dow Jones Sustainability World Index.

•   Supply Chain. Our suppliers and business partners are expected to meet or exceed the standards of our Code of Conduct, which includes adherence to ethical, responsible and environmentally sustainable business practices with respect to their Teradata-related activities. Through the execution of our cloud-first strategy, we expect to substantially reduce the environmental impact of our operations because our Vantage public cloud offerings do not require manufacturing and shipment of hardware to our customers. For customers who choose our on-premises offerings, we also strive to reduce our inventory costs and the environmental impact of our manufacturing supply chain, through our managed inventory program that requires suppliers to ship bulk quantities of product to local hubs near our manufacturing site, rather than discrete customer shipments.

In addition, our Conflicts Minerals Policy prohibits Teradata, our subsidiaries, employees, and suppliers from utilizing conflicts minerals sourced from forced labor, child labor, slavery, or violence in the region of the Democratic Republic of the Congo in Africa or those who perpetrate or support such human rights abuses.

As part of our commitment to DEI, Teradata recognizes the need for and the benefits of sourcing and stimulating the growth of diverse suppliers, including small businesses, minority, women, veteran, and LGBTQ+ owned business enterprises. We have adopted a proactive policy of promoting the use of such businesses as sources of supply with an initial focus largely in the United States and longer-term plans for global adoption.

•   Facilities. We have also designed our facilities to reduce Teradata’s environmental impact and have implemented many programs in the areas of video conferencing, recycling and energy conservation that get the job done while using and re-using resources at the most efficient level possible. Some examples include: recycling all of our non-hazardous waste; providing 100 charging stations for electric cars at our San Diego headquarters; installed a building automation system to optimize efficiency in lighting and HVAC systems; and distributing, where possible, our annual report and proxy statement electronically to reduce unnecessary paper usage and when we are unable to distribute such items electronically we have the printed version produced on 100% recycled material.

25

Environmental, Social and Governance

•   Teradata has adopted a Flexible Work model. As a result of the COVID pandemic, our workforce is more agile, and the Flexible Work model is designed to reflect the positive productivity and employee choice considerations that were learned through that experience. In connection with our Flexible Work model, we have substantially reduced our global real estate footprint, significantly reduced commuting activities by our employees, and provided employees with the ability to choose where they are most productive by offering fully remote or hybrid work locations.

Community Engagement - Doing Good With Data™

•   We have worked directly with agencies to leverage data analytics to predict where new outbreaks of the COVID-19 virus are likely to occur, pinpoint populations most at risk, and estimate which resources will be needed in specific geographies.

•   We believe that building connections between our employees, their families, and our communities creates a more meaningful, fulfilling, and enjoyable workplace.

•   We are committed to giving back to the communities in which we operate and where we live, and we believe we can build a better world by working together and improving lives through the power of data.

•   We are a founding member of the 2019 – 2022 UN Global Compact, focused on setting the United States agenda for adopting and implementing sustainable and socially responsible policies in the workplace, define STEM priorities, and lead C-suite discussions with the United Nations.

•   We support local STEM education programs to ensure emerging leaders in our communities have opportunities to explore their interests. For example, our Women of Teradata Inclusion Community works with local robotics teams to provide learning opportunities to students interested in STEM careers.

•   Our Teradata Cares program empowers our employees to help build strong and vibrant communities, improve quality of life, and make a positive difference where we live and work through volunteerism and giving. Through this program, our employees volunteered more than 25,000 hours of service in 2021.

•   We support our employees’ giving and volunteer efforts by providing matching donations for employee contributions to qualified not-for-profit agencies, project grants, Annual Days of Caring, and supporting communities where we have employee populations or events.

•   To further enable employees to support the charity of their choice, we afford every employee four days a year, during normal working hours, for volunteer efforts of their choice.

•   Teradata is also dedicated to helping non-profit organizations around the globe use data to tackle the problems they face every day. With a corporate emphasis on data and analytics – through platforms, applications and services – our data philanthropy strategy aligns our corporate strength of data analytics with the demands of charitable organizations – using data to understand and help the world’s citizens for public good.

•   To strengthen our commitment, Teradata has partnered with DataKind, a non-profit group that matches talented data scientists with social agencies, civil groups, and nongovernmental organizations to explore the power of using data to better serve humanity.

Ethical Business Conduct

•   We have a zero-tolerance policy for non-ethical behavior and expect the highest standards of compliance throughout the world. Our ethical standards run from top to bottom in our company. All employees, including our executive leadership team and directors, are bound by our Code of Conduct which establishes the minimum standards of proper conduct that must be met.

•   We are committed to supporting human rights and have set high expectations and standards for our employees in locations globally. In addition, we have implemented systems and controls designed to ensure that slavery and human trafficking do not occur anywhere in our business or in that of our supply chains.

•   We have clearly defined core principles that help establish and maintain our company culture where Teradata people and Teradata organizations constantly strive to exceed standards and expectations. We strive to do the right thing and hold ourselves accountable to each other...always.

•   Teradata has been included on the Ethisphere Institute’s list of the World’s Most Ethical Companies every year since 2010.

26	2022 PROXY STATEMENT

Environmental, Social and Governance

Recognition and Ratings

•   Named as one of the Best Places to Work for LGBTQ+ Equality

•   Received Best Company / Technology Company for Women ratings from Fairygodboss

•   Named a World’s Most Ethical Company by The Ethisphere Institute in 2022 for 13th straight year

•   Named to Dow Jones Sustainability North American Index for Software and Services for 12th straight year; also named to Dow Jones Sustainability World Index

•   Received high ISS Quality Score:

•   Governance: 2

•   Environmental: 1

•   Social: 2

•   Attained MSCI ESG GovernanceMetrics rating of AA

•   Received Sustainalytics “Low” ESG risk rating

Reporting

Teradata publishes an annual ESG report. We also maintain an ESG website which provides additional information relating to ESG activities.

Teradata’s 2020 ESG Report: https://www.teradata.com/About-Us/Corporate-Social-Responsibility/Teradata-ESG-Report.pdf

For more information, Visit our ESG website: https://www.teradata.com/About-Us/Environmental-Social-Governance

27

STOCK OWNERSHIP

Ownership by Directors and Officers

This table shows our common stock beneficially owned as of February 15, 2022, by each executive officer named in the Summary Compensation Table of this proxy statement, each non-employee director, and the directors and executive officers and former executive officers as a group.

NAME	TOTAL SHARES BENEFICIALLY OWNED(1)	SHARES COVERED BY OPTIONS(2)	% OF CLASS BENEFICIALLY OWNED(3)

Non-Employee Directors

Lisa Bacus, Class II Director	43,269	0	*

Timothy Chou, Class II Director	4,530	0	*

Daniel Fishback, Class I Director	35,687	0	*

Cary Fu, Class III Director	74,329	0	*

Michael Gianoni, Chairman of the Board and Class III Director	53,741	0	*

Kimberly Nelson, Class I Director	21,350	0	*

Joanne Olsen, Class III Director	13,221	0	*

John Schwarz, Class II Director	69,944	0	*

Named Executive Officers

Stephen McMillan, President and Chief Executive Officer and Class I Director	97,961	0	*

Claire Bramley, Chief Financial Officer	18,606	0	*

Hillary Ashton, Chief Product Officer	24,175	0	*

Todd Cione, Chief Revenue Officer	0	0

Kathleen Cullen-Cote, Chief People Officer	61,196	0	*

Mark Culhane, Former Chief Financial Officer(4)	164,736	0	*

Directors and Executive Officers and former Executive Officers who are Named Executive Officers as a Group (17 persons)	704,647	14,282	*

*	Less than one percent.
(1)

Unless otherwise indicated, total voting power and total investment power are exercised by each individual and/or a member of his or her household. This column includes shares covered by options that are exercisable within 60 days of February 15, 2022 (as listed in the “Shares Covered by Options” column). This column also includes vested restricted share units, the receipt of which have been deferred, as follows: Mr. Chou, 4,530 units; Mr. Fishback, 35,687 units; Mr. Fu, 20,887 units; Ms. Nelson, 17,748 units; and Mr. Schwarz, 68,223 units. In each case, these vested deferred shares and shares subject to vested deferred restricted share units can be acquired by such person within 60 days upon such person ceasing to be a director or employee, as applicable.

(2)

Includes shares that the executive officer or director or his or her respective family members have the right to acquire through the exercise of stock options within 60 days after February 15, 2022. These shares are also included in the “Total Shares Beneficially Owned” column.

(3)	The total number of shares of our common stock issued and outstanding as of February 15, 2022 was 102,502,704.
(4)	Includes 148,186 shares held indirectly through a family revocable trust.

28	2022 PROXY STATEMENT

Stock Ownership

Other Beneficial Owners of Teradata Common Stock

To the best of our knowledge, based on filings with the SEC made in 2022 by beneficial owners of our stock, the following stockholders beneficially own more than 5% of our outstanding common stock.

NAME	TOTAL NUMBER OF SHARES	PERCENT OF CLASS(1)

First Eagle Investment Management, LLC(2) 1345 Avenue of the Americas, New York, New York 10105	13,030,275	12.7%

The Vanguard Group(3) 100 Vanguard Blvd., Malvern, Pennsylvania 19355	12,231,015	11.9%

BlackRock, Inc.(4) 55 East 52nd Street, New York, New York 10055	10,132,960	9.9%

Ameriprise Financial, Inc.(5) 145 Ameriprise Financial Center, Minneapolis, Minnesota 55474	8,557,131	8.3%

Wellington Management Group LLP and affiliated entities(6) 280 Congress Street, Boston, MA 02210	5,953,186	5.8%

(1)	Percent of class is based on 102,502,704 shares of Teradata common stock issued and outstanding as of February 15, 2022.

(2)

Information is based on Amendment No. 8 to Schedule 13G filed by First Eagle Investment Management, LLC with the SEC on February 10, 2022, which reported sole voting power over 12,243,344 shares and sole dispositive power over 13,030,275 shares. According to this filing, the First Eagle Global Fund, a registered investment company for which First Eagle Investment Management, LLC acts as investment adviser, may be deemed to beneficially own 9,658,435 of these shares.

(3)

Information is based on Amendment No. 13 to Schedule 13G filed by The Vanguard Group with the SEC on February 10, 2022. According to this filing, The Vanguard Group has sole dispositive power over 12,071,723 shares, shared dispositive power over 159,292 shares, sole power to vote 0 shares, and shared power to vote 63,629 shares.

(4)

Information is based on Amendment No. 15 to Schedule 13G filed by BlackRock, Inc. with the SEC on February 1, 2022, which reported sole voting power over 9,734,104 shares and sole dispositive power over 10,132,960 shares. According to this filing, these shares are beneficially owned by the following subsidiaries of Blackrock, Inc.: BlackRock Life Limited, BlackRock Advisors, LLC, Aperio Group, LLC, BlackRock (Netherlands) B.V., BlackRock Fund Advisors, BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock Investment Management (Australia) Limited, BlackRock Advisors (UK) Limited, and BlackRock Fund Managers Ltd.

(5)

Information is based on Amendment No. 2 to Schedule 13G filed by Ameriprise Financial, Inc. with the SEC on February 14, 2022, which reported shared voting power over 6,419,323 shares and shared dispositive power over 8,557,131 shares. According to this filing, Columbia Management Investment Advisers, LLC reported shared voting power over 4,189,798 shares and shared dispositive power over 6,322,839 shares. According to this filing, Ameriprise Financial, Inc., as the parent company of Columbia Management Investment Advisers, LLC, may be deemed to beneficially own the shares reported in such filing by Columbia Management Investment Advisers, LLC. Accordingly, the shares reported in this filing by Ameriprise Financial, Inc. include those shares separately reported in such filing by Columbia Management Investment Advisers, LLC.

(6)

Information is based on Amendment No. 6 to Schedule 13G filed by Wellington Management Group LLP with the SEC on February 4, 2022 (the “Wellington 13G/A”), which reported shared power to vote 5,230,191 shares and shared dispositive power over 5,953,186 shares. According to the Wellington 13G/A, these shares are beneficially owned by Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP, Wellington Management Company LLP, and one or more of the following investment advisers (the “Wellington Investment Advisers”): Wellington Management Company LLP, Wellington Management Canada LLC, Wellington Management Singapore Pte Ltd, Wellington Management Hong Kong Ltd, Wellington Management International Ltd, Wellington Management Japan Pte Ltd, and Wellington Management Australia Pty Ltd. These securities are owned of record by clients of the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP controls directly, or indirectly through Wellington Management Global Holdings, Ltd., the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP is owned by Wellington Group Holdings LLP. Wellington Group Holdings LLP is owned by Wellington Management Group LLP.

29

DIRECTOR COMPENSATION

Teradata’s Director Compensation Program is designed to enhance our ability to attract and retain highly qualified independent directors and to align their interests with the long-term interests of our stockholders. The program consists of both a cash component, designed to compensate independent directors for their service on the board and its committees, and an equity component, designed to align the interests of independent directors and stockholders.

The compensation of the Company’s non-employee directors under the Director Compensation Program is reviewed on an annual basis by the Governance Committee with competitive benchmarking provided periodically by an independent compensation consultant retained by the committee. For 2021, the Governance Committee engaged Aon to conduct a competitive market analysis of Teradata’s director compensation levels compared to the Company’s peers, using Teradata’s executive compensation peer group at the time. Following this process and on the recommendation of Aon, the Governance Committee determined that the compensation levels were reasonable and within market median levels and, therefore, no changes were made to the director compensation levels.

Annual Retainers

The Director Compensation Program, for the 2021-2022 board year (the period between the Company’s annual stockholders’ meetings), includes the following annual retainers:

Each non-employee director	$60,000

Additional retainers:

Non-executive Chairman of the Board of Directors	$120,000

Each Audit Committee member (including the Chair)	$15,000

Each Compensation and Human Resource Committee member (including the Chair)	$10,000

Each Governance Committee member (including the Chair)	$5,000

Governance Committee Chair	$15,000

Audit Committee Chair	$35,000

Compensation and Human Resource Committee Chair	$25,000

Prior to January 1 of each year, a director may elect to receive all or a portion of his or her annual retainer in Teradata common stock instead of cash. In addition, a director may elect to defer receipt of shares of common stock payable in lieu of cash. Payments for deferred stock may be made only in shares of Teradata common stock.

Annual Equity Grant

The Director Compensation Program provides that, on the date of each annual meeting of stockholders, each non-employee director will be granted restricted share units (“RSUs”) to purchase a number of shares of Teradata common stock in an amount determined by the Governance Committee and approved by the board. For the 2021-2022 board year, each of the non-employee directors received an annual equity grant consisting of RSUs with a total dollar value of $250,000. The RSUs vest over a one-year period in four equal quarterly installments, and directors may elect to defer receipt of their vested shares.

Initial Equity Grant

The Director Compensation Program also provides that upon initial election to the board, each non-employee director will receive a grant of RSUs, with the same vesting schedule as the annual grant described above. For the 2021-2022 board year, the initial equity grant consisted of RSUs with a total dollar value of $75,000. Similar to the annual grant, a director may elect to defer receipt of the vested shares subject to the RSUs.

No director received an initial equity grant during 2021.

Mid-Year Equity Grant

Under the Director Compensation Program, for directors that are newly elected to the Board after the annual meeting of stockholders, the board has the discretion, based on the recommendation of the Governance Committee, to grant a mid-year

30	2022 PROXY STATEMENT

Director Compensation

equity grant in the form of stock options and/or awards of restricted shares or RSUs to such newly elected directors. A mid-year equity grant, if awarded, can be made in lieu of an annual equity grant for new directors who begin service after the annual grants described above are awarded and historically have been made to establish pay equity for directors. Mid-year equity grants made in the form of RSUs have the same vesting schedule and deferral alternatives as the annual grants described above. Option grants made in connection with a mid-year equity grant will be fully vested and exercisable on the first anniversary of the grant.

No director received a mid-year equity grant in 2021.

Benefits

We do not provide any retirement or other benefit programs for our directors.

2021 Director Compensation Table

The following table provides information on compensation paid to our non-employee directors in 2021.

NAME	FEES EARNED OR PAID IN CASH(1) ($)	STOCK AWARDS(2)(3) ($)	TOTAL ($)

Lisa Bacus	70,000	274,365	344,365

Timothy Chou	70,000	274,365	344,365

Daniel Fishback	95,000	274,365	369,365

Cary Fu	75,000	274,365	349,365

Michael Gianoni, Chairman	200,000	274,365	474,365

David Kepler(4)	18,750	—	18,750

Kimberly Nelson	110,000	274,365	384,365

Joanne Olsen	75,000	274,365	349,365

James Ringler(4)	16,250	—	16,250

John Schwarz	70,000	274,365	344,365

(1)	Represents the annual cash retainers earned for 2021.

(2)

This column shows the aggregate grant date fair value, as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation, of the annual award of an RSU representing 5,657 shares of the Company’s common stock that were granted to our non-employee directors on May 4, 2021 for the 2021-2022 board year (the “Annual Director RSU”). See Note 7 of the Notes to Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 (our “2021 Annual Report”) for an explanation of the assumptions we made in the valuation of these awards. The per share grant date fair value of the Annual Director RSU is $48.50.

The number of RSUs outstanding as of December 31, 2021 for each of the non-employee directors is 0 for each of Mr. Kepler and Mr. Ringler and 2,829 for each of the other directors.

(3)	There were no options granted to the non-employee directors for the 2021-2022 board year. In addition, none of our non-employee directors had any option awards outstanding as of December 31, 2021.

(4)	Each of Mr. Kepler and Mr. Ringler retired as a director of the Company effective as of the date of the 2021 Annual Meeting.

31

Director Compensation

Director Stock Ownership Guidelines

Under the board’s Corporate Governance Guidelines, each director should hold stock valued at no less than five times the amount of the $60,000 annual retainer paid to such director within five years after he or she is first elected to the Teradata Board of Directors. Stock or stock units beneficially owned by the director, for which beneficial ownership is not disclaimed, including stock or stock units held in a deferral account, are taken into account. As of December 31, 2021, all of our directors were in compliance with these ownership guidelines.

NO INCORPORATION BY REFERENCE

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC regulations, the following “Board Compensation and Human Resource Committee Report on Executive Compensation” and the “Board Audit Committee Report” contained in this proxy statement specifically are not incorporated by reference into any other filings with the SEC and shall not be deemed to be “Soliciting Material” under SEC rules. In addition, this proxy statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this proxy statement.

BOARD COMPENSATION AND HUMAN RESOURCE

COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation and Human Resource Committee of the Board of Directors (the “Committee”) manages the Company’s compensation programs on behalf of the Board of Directors. The Committee reviewed and discussed with the Company’s management the Compensation Discussion and Analysis included in this proxy statement. In reliance on the review and discussions referred to above, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Dated: February 25, 2022

The Compensation and Human Resource Committee:

Daniel R. Fishback, Chair

Timothy C.K. Chou, Member

John G. Schwarz, Member

32	2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Named Executive Officers

This Compensation Discussion and Analysis (this “CD&A”) describes the 2021 compensation program established by the Compensation and Human Resource Committee (the “Committee”) for our named executive officers. Our named executive officers for 2021 include:

NAME	POSITION

Stephen McMillan	President and Chief Executive Officer

Claire Bramley	Chief Financial Officer

Todd Cione	Chief Revenue Officer

Hillary Ashton	Chief Product Officer

Kathleen Cullen-Cote	Chief People Officer

Our named executive officers for 2021 also include Mark Culhane, who served as the Company’s Chief Financial Officer until he was terminated in June 2021. This CD&A focuses primarily on the compensation earned by our current named executive officers listed in the table above, but also describes, where appropriate, the compensation earned by Mr. Culhane.

SECTION 1: EXECUTIVE SUMMARY

Our Strategy and Business Highlights

Teradata is in a period of exciting transformation. With the transition to our subscription-based business model largely complete, we shifted our focus and drive to our cloud-first strategy, and 2021 was a critical and successful year of achievement in this regard.

To facilitate our success, we are:

In support of our goal of delivering long-term shareholder value and the commitment to our cloud-first strategy, in 2021, we launched our new strategy to be the connected multi-cloud data platform for enterprise analytics.

33

Compensation Discussion and Analysis

We executed on our strategy and culture objectives in 2021, including by:

•   Simplified the customer’s journey to the cloud, as we strengthened partnerships with the three leading cloud service providers (Amazon AWS, Google Cloud, and Microsoft Azure).

•   Expanded automation to enhance cloud migrations.

•   Hired executive leaders to oversee our marketing and sales functions who have significant experience with cloud technology and leading successful business transformations.

•   Delivered ongoing technology innovations, and demonstrated our technology capabilities and un-paralleled enterprise scale in the cloud. In particular, our Innovation Labs demonstrated that our scale is capable of handling the current and future data and analytics demands of all enterprises by successfully running 1,000 nodes on AWS with over 1,000 users submitting thousands of concurrent queries.

•   Demonstrated our commitment to continued environmental stewardship with our target for reducing our Scope 1 and Scope 2 greenhouse gas emissions by 100%.

•   Kept DEI at the forefront, as we added diverse talent, incorporated domestic partner coverage into our employee benefits, and earned recognition in the Corporate Equality Index, denoting inclusion for our LBGTQ+ employees.

These and other advancements helped Teradata to be recognized as a leader by leading industry analysts:

•   Teradata was included in the Cloud Database Management System Magic Quadrant by Gartner™ in 2021, achieving the highest scores in ALL four cloud categories: Cloud Data Warehousing, Cloud Logical Data Warehousing, Cloud Data Lakes, and Cloud Operational Intelligence.

•   Teradata was recognized as a leader in the Forrester Wave™: Cloud Data Warehouse, Q1, 2021.

•   Teradata was ranked a Top 100 Global provider of financial technology in the IDC 2021 FinTech Rankings Top 100.

By constant focus, vigilance and execution of our corporate strategy, we had very strong financial results for 2021 as noted below.

2021 Financial Highlights and Key Compensation Decisions

•	During 2021, we achieved significant growth in our cloud business, attracted new customers, both in the cloud and on-premises, released innovative technology, and delivered profitable growth.

•

Our strong performance is reflected in our financial results for 2021 and demonstrates that we are delivering value to shareholders through growing revenue, increasing profitability, and providing durable streams of free cash flow. A summary of our strong 2021 financial results, as reported, is as follows:

(1)

ARR is defined as the annual value at a point in time of all recurring contracts, including subscription, cloud, software upgrade rights, and maintenance. ARR does not include managed services and third-party software. The Company believes this is a useful metric to investors as it demonstrates progress toward achieving our strategic objectives as outlined in the Form 10-K and Form 10-Q.

(2)

Public cloud ARR is defined as the annual value at a point in time of all contracts related to public could implementations of Teradata Vantage and does not include ARR related to private or managed cloud implementations. The Company believes this is a useful metric to investors as it demonstrates progress toward achieving our strategic objectives as outlined in the Form 10-K and Form 10-Q.

(3)

Non-GAAP diluted earnings per share and free cash flow are non-GAAP financial measures. See the Investor Relations section of our website for the investor presentation for fiscal year ended December 31, 2021 for definitions and reconciliations to GAAP financial measures.

34	2022 PROXY STATEMENT

Compensation Discussion and Analysis

•

Since 2015, we have regularly engaged stockholders to solicit their input regarding the Company’s executive compensation program. This past year, we again sought feedback from our largest institutional investors, representing over 80% of Teradata’s outstanding shares. Our discussions with investors have historically touched on a number of themes, including stockholders’ desire that a meaningful portion of long-term incentive value continue to be allocated to equity awards that are based on longer-term performance goals with a strong rationale and linkage to our business strategy.

•

We received strong support from our stockholders for our executive compensation program, with a 92% favorable “Say-On-Pay” vote at our 2021 annual meeting. The Committee views this strong result as confirmation that our compensation program is appropriately structured to support our strategic initiatives and reflects our pay-for-performance commitment.

•

To align our strategy and performance with compensation, our executive compensation program is heavily weighted to compensation that is tied to performance and the execution of our strategy. Specifically, our Teradata Corporation Management Incentive Plan (“2021 Management Plan”) is an annual cash incentive that is designed to drive annual recurring revenue (“ARR”) growth, public cloud ARR growth, and profitability. In addition, our Long-Term Incentive Plan consists of 3-year performance based restricted share unit awards for the 2021 – 2023 performance period that are tied to the cloud percentage of total ARR and free cash flow as a percentage of revenue (“2021-2023 LTIP”).

•

Our transition to a cloud-first strategy is critical to our future success and the transition of our customers from using Teradata Vantage on-premises to the cloud, as well as attracting new cloud customers, will occur over time. As part of our commitment to this cloud-first strategy and to provide metrics for shareholders to track and understand our success in this regard, as of 2021, we externally report our public cloud ARR growth results. To align pay and performance, in developing both the 2021 Management Plan and the 2021-2023 LTIP, the Committee established certain public cloud metrics as performance measures in both plans.

•

The performance metrics in our 2021 plans are designed to measure and reward for different aspects of our cloud-first strategy. Accordingly, the 2021 Management Plan includes a public cloud ARR growth metric that is designed to focus specifically on ARR growth in the cloud during the year resulting from migrations of workloads from existing customers from on-premises to the cloud, expansions of existing workloads in the cloud, and the growth of new customers in the cloud. Total ARR growth continues to be an important metric for us as we execute our strategy and support a hybrid model for our customers that allows them to use Teradata Vantage across different clouds and on premises. Likewise, our long-term equity program is aligned to our cloud-first strategy. Specifically, the 2021 – 2023 LTIP includes a cloud percentage of total ARR metric that is designed to assess how much of our total ARR is from our public cloud business – this helps us understand our mix of revenue and the growth of the public cloud portion of our overall business over the 3-year performance period. The Committee believes that having public cloud metrics in each of the 2021 annual and long-term incentive plans reduces the risk that any actions would be taken to sacrifice long-term growth to meet annual targets or vice versa.

•

Our 2021 Management Plan and 2021 – 2023 LTIP are designed to ensure we are focused on our cloud-first strategy, while also achieving total recurring revenue growth, profitability, and liquidity. The specific measures and weightings, and how such items tie to our corporate strategy for our 2021 Management Plan and 2021 – 2023 LTIP are detailed below.

2021 PERFORMANCE-BASED COMPENSATION PROGRAM COMPONENTS
PLAN	MEASURE	WEIGHTING	TIE TO STRATEGY
Annual Incentive Plan – 2021 Management Plan(1)	ARR Growth(1)(3) Public Cloud ARR Growth(2)(3) Non-GAAP Operating Margin(4) as a Percentage of Revenue	30% 30% 40%	Drive annual recurring revenue growth Drive cloud-first strategy Maintain focus on profitability while growing recurring revenue

Long-Term Incentive Plan – 2021 – 2023 LTIP	Cloud Percentage of Total ARR(5) Free Cash Flow(4) as a Percentage of Revenue	60% 40%	Drive recurring revenue over multi-year period with a focus on Company’s cloud-first strategy Focus on long-term cash-generating ability

(1)

ARR is defined as the annual value at a point in time of all recurring contracts, including subscription, cloud, software upgrade rights, and maintenance. ARR does not include managed services and third-party software.

35

Compensation Discussion and Analysis

(2)

Public cloud ARR is defined as the annual value at a point in time of all contracts related to public cloud implementations of Teradata Vantage and does not include ARR related to private or managed cloud implementations.

(3)

To ensure profitable growth, ARR growth and public cloud ARR growth are subject to a minimum threshold attainment of non-GAAP operating margin as a percentage of revenue before any funding of the ARR growth and public cloud ARR growth performance measures.

(4)

Non-GAAP financial measure. See the Investor Relations section of our website for the investor presentation for fiscal year ended December 31, 2021 for definition and reconciliation to GAAP financial measure.

(5)

Performance will be determined based on the achievement of cumulative annual goals over the 3-year performance period and subject to the achievement of annual threshold levels of operating margin and total ARR growth.

•

Our 2021 financial performance resulted in payouts under each of our 2021 Management Plan and our Long-Term Incentive Plan consisting of 3-year performance based restricted share unit awards for the 2019 – 2021 performance period (“2019-2021 LTIP”) of 105% and 100%, respectively. The specific measures, weightings and goals, actual performance, and achievement level for our 2021 Management Plan and 2019 – 2021 LTIP are detailed below.

2021 MANAGEMENT PLAN PERFORMANCE AND RESULTS
FINANCIAL MEASURE(1)	50% (THRESHOLD)	100% (TARGET)	200% (MAXIMUM)	ACTUAL PERFORMANCE(1)(2)	ACHIEVEMENT LEVEL
ARR Growth	6%	7%	10%	6.7%	84%
Public Cloud ARR Growth	108%	120%	138%	92.3%	0%
Non-GAAP Operating Margin(3) as a Percentage of Revenue	12.5%	14%	17%	20.5%	200%

Total Payout Percentage					105%

(1)	No payout could be earned for ARR growth or public cloud ARR growth unless the Company achieved the threshold level of non-GAAP operating margin as a percentage of revenue.

(2)

When establishing the performance objectives under the 2021 Management Plan, the Committee approved adjustments to actual performance for ARR growth and public cloud ARR growth to exclude the impact of foreign currency exchange rates from pre-established plan rate levels, which resulted in a $28 million adjustment to ARR growth. As a result, the actual performance for purposes of the 2021 Management Plan was slightly higher than our as reported results. The Committee also established adjustments to actual performance for non-GAAP operating margin as a percentage of revenue, such that actual results would be increased or decreased, as applicable, by the product of the impact of foreign exchange rates on revenue from pre-established plan rate levels, multiplied by 33%, which resulted in a 0.17% adjustment to the reported non-GAAP operating margin as a percentage of revenue.

(3)

Non-GAAP financial measure. See the Investor Relations section of our website for the investor presentation for fiscal year ended December 31, 2021 for definition and reconciliation to GAAP financial measure.

2019 – 2021 LTIP PERFORMANCE AND RESULTS
	2019-2021 Performance Goals			Results and Payouts
FINANCIAL MEASURE(1)	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)	Actual Results	Payout Percentage
Free Cash Flow as a Percentage of Revenue(2)	12%	15%	18%	22.5%	200%
Compounded Annual ARR Growth	9%	11%	13%	8.3%	0%

Total Payout Percentage					100%

(1)

One half of the RSUs provided an opportunity to earn shares based on the extent to which the Company achieves the established levels of free cash flow as a percent of the Company’s total revenue during the 3-year period ending December 31, 2021. The other half of the RSUs provided an opportunity to earn shares based on the extent to which the Company achieved the established levels of compounded annual ARR growth over the 3-year period ending December 31, 2021.

(2)

Non-GAAP financial measure. See the Investor Relations section of our website for the investor presentation for fiscal year ended December 31, 2021 for definition and reconciliation to GAAP financial measure.

•

Our 2019 – 2021 LTIP was designed to drive the evolution of our business transformation to the largely subscription-based model with healthy liquidity that exists at Teradata today. As such, payment of the performance-based equity awards was based on the extent to which we achieved key performance metrics over the 2019 – 2021 performance period of: (a) compounded double digit ARR growth and (b) free cash flow as a percentage of revenue. While we fell short of the aggressive 3-year ARR target, the Company has achieved excellent cash flow results, which have in turn resulted in considerable value for our stockholders through our capital allocation activities.

•

As more fully explained below, in 2021, approximately 92% of the target total direct compensation for our CEO, Mr. McMillan, and approximately 89% for the other named executive officers was performance-based further reflecting our focus on pay for performance.

•	The CD&A reflects a normalized level of compensation for Mr. McMillan as 2021 was his second year, and first full year, as our CEO.

36	2022 PROXY STATEMENT

Compensation Discussion and Analysis

Executive Leadership Transitions

•	We have continued to transform our executive leadership team so that it consists of top talent who can further drive our cloud transformation.

•	In particular, the following executive leadership changes occurred in 2021 and early 2022:

•

Effective January 4, 2021, Todd Cione was appointed Chief Revenue Officer, succeeding our former Chief Revenue Officer, who departed the Company on October 30, 2020. Mr. Cione is a seasoned business executive, with more than 25 years of experience in global sales, marketing, channel, and operations at large multi-national technology organizations, including successfully leading organizations through cloud-based transformations. His experience includes senior sales and revenue leadership roles at Apple Inc., Oracle, and Microsoft.

•

Effective June 14, 2021, Claire Bramley was appointed Chief Financial Officer, succeeding Mark Culhane, who was terminated in June 2021. Ms. Bramley brings extensive senior leadership experience and deep acumen in corporate finance and accounting, as well as significant knowledge of the technology industry. She joined Teradata after a nearly 15-year career at HP Inc., most recently serving as Global Controller where she was responsible for financial controls and compliance, external reporting, and coordinating directly with the audit committee. Additionally, she headed HP’s Finance Strategy and Transformation efforts and oversaw Corporate Financial Planning and Analysis.

•

Effective December 6, 2021, Jacqueline Woods was appointed Chief Marketing Officer, succeeding Martyn Etherington, who departed the Company on December 31, 2021. Ms. Woods has thirty years of experience leading corporate transformations and leveraging modern marketing approaches that utilize data and insights to accelerate business outcomes. Ms. Woods’ experience covers both business-to-business and business-to-consumer initiatives. She joins Teradata from NielsenIQ where she served as Global Chief Marketing & Communications Officer and her career includes senior marketing leadership roles at IBM, GE, and Oracle.

•

Effective January 11, 2022, Michael Hutchinson was appointed Chief Customer Officer leading the Company’s new Global Customer Services Organization dedicated to maximizing customer service and value, succeeding Dan Harrington, our former Chief Services Officer. Mr. Hutchinson joined Teradata in June 2021 as Senior Vice President of Worldwide Customer Success, Consulting and Renewals. Prior to joining the Company, he held senior customer roles, including cloud operations, at Verint and Oracle.

37

Compensation Discussion and Analysis

Pay-For-Performance Commitment

Teradata is committed to rewarding talent that drives our organizational success. In 2021, we continued to emphasize a culture of high performance, and our talent and rewards strategies centered on incentive programs that provided rewards based on meaningful demonstrations of business achievements and individual performance contributions to the Company. Moving forward, we will continue to drive this philosophy and our core principles in all our talent and rewards programs.

The Committee has designed the compensation program for our current named executive officers to reflect the importance placed on Company and business achievement in a high-performing culture. To that end, our core compensation program is closely aligned with Company performance and consists of base salary, an annual cash incentive, and long-term equity incentives as assessed over a 3-year period. As illustrated below, in 2021, approximately 92% of the target total direct compensation for our CEO, Mr. McMillan, and approximately 89% for the other named executive officers was performance-based.

38	2022 PROXY STATEMENT

Compensation Discussion and Analysis

SECTION 2: COMPENSATION PHILOSOPHY

AND GOVERNANCE

Our executive compensation program is designed to attract, retain and align our business leaders with our goals to drive financial and strategic growth, while also delivering long-term stockholder value. Like our business, this program must be dynamic and adjusted regularly to align with our intensely competitive and changing business, particularly as the Company pursues its business transformation. Underlying this evolving structure, all our compensation programs promote sound governance and balance, driving results while mitigating risks. To that end, the Committee has implemented governance best practices to reduce compensation risks and to align compensation with industry norms and stockholder interests. See Section 6 of this CD&A for more details regarding some of these key policies and practices.

Best Practices We Follow

ESTABLISH COMPETITIVE COMPENSATION LEVELS for our named executive officers within the technology industry	MAINTAIN A “DOUBLE TRIGGER” for change in control severance benefits and equity award vesting	MINIMIZE COMPENSATION RISKS by periodically reviewing our compensation program to confirm that our compensation policies and practices are not encouraging excessive or inappropriate risk-taking	MAINTAIN STOCK OWNERSHIP GUIDELINES in line with stockholder interests requiring robust ownership levels for executive officers

MAINTAIN
CLAWBACK AND
HARMFUL ACTIVITY
POLICIES

so that we can recover cash
or equity incentive
compensation based on
financial results that were
later restated and can
cancel outstanding equity
awards and recover
realized gains if executives
are terminated for cause or
engage in certain other
harmful activity

	RETAIN AN INDEPENDENT COMPENSATION CONSULTANT to provide expert objective, third-party advice regarding executive pay programs and competitive market practices	HOLD ANNUAL ADVISORY VOTE ON EXECUTIVE COMPENSATION to give investors the opportunity to express their views on pay on a regular basis	REVIEW OVERHANG LEVELS AND BURN RATES to confirm that our standards are consistent with industry norms and shareholder expectations

NO EXCISE TAX GROSS-UPs in Company severance plans	NO HEDGING OR PLEDGING of Company stock by executive officers	NO “REPRICING” of stock options or granting of discounted stock options	NO FIXED TERM EMPLOYMENT AGREEMENTS OR DEFINED BENEFIT PLANS

39

Compensation Discussion and Analysis

SECTION 3: CORE COMPENSATION PROGRAM

Summary of 2021 Compensation Decisions

Base Salary

We provide a base salary to retain and attract key executive talent and to align our compensation with market practices. Base salaries are reviewed and established by the Committee on a competitive basis each year commensurate with executives with similar experience levels and capabilities in the marketplace.

The Committee approved an initial base salary of $500,000 for each of Ms. Bramley and Mr. Cione, which was negotiated at the time she or he was hired and was based on competitive market data. The base salary levels for each of our other current named executive officers remained unchanged from 2020 levels as they were already reflective of the market 50th percentile.

NAME	ANNUAL BASE SALARY
Stephen McMillan	$800,000
Claire Bramley	$500,000
Todd Cione	$500,000
Hillary Ashton	$430,000
Kathleen Cullen-Cote	$450,000
Mark Culhane	$510,000

Annual Cash Incentive Awards and Sign-On Bonuses

Our named executive officers participated in our 2021 annual cash incentive program under the Teradata Corporation Management Incentive Plan (the “2021 Management Plan”).

When determining the target award for each executive officer, the Committee reviews the market 50th percentile for target total cash compensation (sum of base salary and target annual cash incentive) for the position in which such executive officer serves. Our objective is that when we achieve target levels of performance for each measure, resulting total cash compensation paid to our executive officers is within a reasonable range of the market 50th percentile. Actual total cash compensation will generally exceed the market 50th percentile if actual performance for each measure exceeds the pre-established target annual financial business goals and will generally be less than the market 50th percentile if actual performance for each measure is below the pre-established target annual financial business goals. In addition to considering the market data, the Committee also considers experience, tenure, scope and complexity of the executive officer’s position, individual contributions and performance, as well as internal pay equity. Actual awards can range from 0% (if threshold levels of performance are not met) to 200% of the target award (if maximum levels of performance are met for all of the performance measures) and the resulting competitiveness of total cash compensation will also vary accordingly.

The Committee approved an initial 2021 target annual cash incentive opportunity of 80% of base salary for Ms. Bramley and 100% of base salary for Mr. Cione, each of which was negotiated at the time she or he was hired and was based on the peer group competitive market data. The target incentive opportunity for each of the other named executive officers remained unchanged from 2020 levels as such targets where within a reasonable range of the 50th percentile.

NAME	TARGET OPPORTUNITY (AS % OF BASE SALARY)
Stephen McMillan	125%
Claire Bramley	80%
Todd Cione	100%
Hillary Ashton	100%
Kathleen Cullen-Cote	80%
Mark Culhane	100%

* As a result of his termination from the Company in June 2021, under the terms of the Teradata Executive Severance Plan, Mr. Culhane received an annual incentive payment for 2021 at the same time the annual incentive payments were made to our current executives. Such payment was based on actual Company performance; however, Mr. Culhane’s payment was prorated based on the time he was employed at the Company.

40	2022 PROXY STATEMENT

Compensation Discussion and Analysis

Total payouts under the 2021 Management Plan are based primarily on our achievement of three key financial measures: ARR growth, public cloud ARR growth, and non-GAAP operating margin as a percentage of revenue, each of which is reported in our earnings releases and further described below.

MEASURE	WEIGHT	BUSINESS OBJECTIVE	DEFINITION
ARR Growth	30%	A key metric for subscription-based businesses, which is the model we have transitioned to over the last few years. It is a measure that stockholders use to determine the extent to which we are shifting to this more predictable business model that is intended to drive consistent revenue growth over time.	The annual value at a point in time of all recurring contracts, including subscription, cloud, software upgrade rights, and maintenance and does not include managed services and third-party software.
Public Cloud ARR Growth	30%

To reflect our cloud-first strategy, the Committee introduced a cloud-related financial measure for our 2021 annual cash incentive program. In addition, this aligns with the public cloud ARR growth metrics that we now report externally as well.

The year-over-year growth of annual value at a point in time of all contracts related to public cloud implementations of Teradata Vantage and does not include ARR related to private or managed cloud implementations.

Non-GAAP Operating Margin as a % of Revenue	40%	A measure that helps to focus management on delivering profitable growth.	Reported operating income, adjusted to exclude stock-based compensation expense and other special items, divided by the Company’s total reported revenue.

The following chart sets forth the ARR growth, public cloud ARR growth and non-GAAP operating margin as a percentage of revenue targets under the 2021 Management Plan.

FINANCIAL MEASURE (1)	50% (THRESHOLD)	100% (TARGET)	200% (MAXIMUM)	ACTUAL PERFORMANCE (1)(2)	ACHIEVEMENT LEVEL
ARR Growth	6%	7%	10%	6.7%	84%
Public Cloud ARR Growth	108%	120%	138%	92.3%	0%
Non-GAAP Operating Margin as a Percentage of Revenue (3)	12.5%	14%	17%	20.5%	200%
Total					105%

(1)	No payout can be earned for ARR growth or public cloud ARR growth unless the Company achieves the threshold level of non-GAAP operating margin as a percentage of revenue.
(2)

When establishing the performance objectives under the 2021 Management Plan, the Committee approved adjustments to actual performance for ARR growth and public cloud ARR growth to exclude the impact of foreign currency exchange rates from pre-established plan rate levels, which resulted in a $28 million adjustment to ARR growth. As a result, the actual performance for purposes of the 2021 Management Plan was slightly higher than our as reported results. The Committee also established adjustments to actual performance for non-GAAP operating margin as a percentage of revenue, such that actual results would be increased or decreased, as applicable, by the product of the impact of foreign exchange rates on revenue from pre-established plan rate levels, multiplied by 33%, which resulted in a 0.17% adjustment to the reported non-GAAP operating margin as a percentage of revenue.

(3)

Non-GAAP financial measure. See the Investor Relations section of our website for the investor presentation for fiscal year ended December 31, 2021 for definition and reconciliation to GAAP financial measure.

41

Compensation Discussion and Analysis

The Committee believed that the target levels for the financial measures were sufficiently rigorous and aligned with stockholder interests. In particular:

•

ARR Growth: The range for our ARR growth was aligned to market levels based on our executive compensation peer group. While the ARR growth target was set slightly below our ARR growth achieved in 2020, the 7% growth target was consistent with investor guidance for the year and the Committee believed it was sufficiently meaningful, rigorous and in line with shareholder interests due to a number of considerations:

•

As noted previously, we have largely completed our transition to a subscription-based business; and, accordingly, in 2021, we anticipated somewhat lower customer conversion rates than we experienced in 2020. This is because there was a lesser amount of ARR to convert to the subscription-based model in 2021 as compared to 2020.

•

Given our recent transition to our subscription business model, we did not have an extensive historical perspective to predict renewal rates when our goals were set for 2020, or the effort required to attain such customer renewals. The achievement of 9.2% of ARR growth in 2020 required significant effort by our workforce and the Committee determined, with the benefit of hindsight, that our 2020 ARR growth target was set at a more aggressive level than intended. As such, the Committee set the 2021 ARR growth target to what it believed was an appropriately rigorous goal based on the Company’s 2021 financial plan for the year.

•

A target ARR growth rate in the mid- to high- single digits clearly demonstrates our commitment and expectations for ARR growth in 2021 and was aligned with the guidance for 2021 that we provided to our shareholders.

•

Public Cloud ARR Growth: We are in a period of business transformation to a cloud-first strategy. As such, our executive officers need to be keenly focused on executing on this strategy through migrating existing customers to the cloud, expanding customer workloads in the cloud, and winning new logos. To show our commitment to our cloud-first strategy and to provide metrics where shareholders can understand our success in this regard, as of 2021, we externally report public cloud ARR growth metrics. Likewise, given its importance, we introduced public cloud ARR growth as a performance measure in the 2021 Management Plan. Our achievement of public cloud ARR growth of 92.3% (as adjusted for the 2021 Management Plan) took incredible focus, dedication, and fortitude in 2021. However, as noted below, we did not achieve the rigorous threshold level for this metric:

•

As Teradata continues on its business transformation journey and executes on our cloud-first strategy, our ability to have meaningful, sufficiently rigorous and achievable financial goals, particularly in the long-term is also evolving with our business.

•

Based on the benefit of hindsight, the threshold and target public cloud ARR growth rates of 108% and 120%, respectively, were extremely ambitious and were not achieved. While certainly disappointing considering how committed and effective the Teradata team was in pushing forward our cloud-first strategy in 2021, when certifying the payouts of the 2021 Management Plan, the Committee chose not to exercise discretion to adjust this metric to recognize the significant growth that was achieved because, in looking at the year in totality, the overall 2021 Management Plan payout was reflective of the attainment of a comprehensive set of rigorous goals.

•

Non-GAAP Operating Margin as a Percentage of Revenue: We are committed to profitable growth. To align our incentives with this objective, we required that the non-GAAP operating margin as a percentage of revenue threshold level be achieved for any payout to occur under the 2021 Management Plan. In 2021, we raised each of our threshold, target and maximum goals for this measure from what was set in 2020. In addition, in 2021, the threshold goal was set above what we achieved in 2020 (which was more than the 2020 target). The Committee believed that these metrics demonstrate our disciplined approach to profitable growth and commitment to setting rigorous goals for our executive team to achieve.

42	2022 PROXY STATEMENT

Compensation Discussion and Analysis

Payouts of Annual Incentive Compensation

Each named executive officer who remained employed through the end of the year was eligible to receive a payout under our 2021 Management Plan equal to 105% of his or her target annual incentive opportunity, based on our Company’s performance relative to the financial measures described above. In addition, our 2021 Management Plan design provides the Committee an individual performance modifier that can adjust the company performance factor positively or negatively up to 25%. The plan design provides this feature to align our pay for performance culture and reward extraordinary contributions that may be made by individuals during the year. In evaluating performance and whether to use this permitted adjustment, the Committee considers contributions that are above and beyond what could have been planned or anticipated when the financial plan was established, in addition to where our named executive officers may have fallen short in their contributions during the year. The final achievement level for each named executive officer, and any adjustments for individual performance, if any, are listed below:

Name	Achievement Level After Financial Performance	Adjustment for Individual Performance	Final Achievement Level
Stephen McMillan	105%	25%	130%
Claire Bramley	105%	25%	130%
Todd Cione	105%	0%	105%
Hillary Ashton	105%	25%	130%
Kathleen Cullen-Cote	105%	25%	130%
Mark Culhane*	105%	0%	105%

*	Mr. Culhane’s annual cash incentive was pro-rated due to his termination in June 2021.

As noted above, the 2021 Management Plan payouts for Mr. McMillan and each of Mses. Bramley, Ashton, and Cullen-Cote were positively adjusted by 25%. The Committee considered the successful business transformation that was led by each of Mr. McMillan and Mses. Ashton and Cullen-Cote in 2021, in addition to other aspects of their extraordinary individual performance in 2021. In addition, Ms. Bramley’s positive impact as the Company’s new Chief Financial Officer was immediate and significantly beyond expectations, especially considering she just joined Teradata in June 2021. Additional specific factors considered included the following accomplishments for each individual:

Stephen McMillan	Claire Bramley	Hillary Ashton	Kathleen Cullen-Cote
• Developed compelling and transformative strategy for Teradata, which is clearly reflected by our performance	• Improved quality and clarity of earnings communications	• Transformed product organization and capability	• Implemented programs to significantly advance Teradata’s culture transformation

• Achieved rapid and significant increase in public cloud ARR in 2021	• Successful execution of investor day event and related activities within the first three months of employment	• Delivered on goals for migrating customers to the cloud	• Advanced DEI efforts, reflected by the 100% score on the Equality Index and other best place to work accolades received
• Positioned Teradata as a modern and relevant company	• Transformed finance organization and capabilities	• Successful testing of cloud capabilities and next generation architecture, including the historic 1,000 node test	• Facilitated multiple key leadership transitions during the year – including Chief Revenue Officer, Chief Financial Officer and Chief Marketing Officer

43

Compensation Discussion and Analysis

Stephen McMillan	Claire Bramley	Hillary Ashton	Kathleen Cullen-Cote

•   Transformed go-to-market and other executive leadership, including hiring of new Chief Revenue Officer with extensive technology and cloud experience, Chief Financial Officer, and Chief Marketing Officer

	• Co-sponsor of ESG program	• Achieved number 1 product rating in Gartner Magic Quadrant	• Achieved meaningful year over year increase in employee engagement score

The 2021 Management Plan payment amounts are set forth in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table of this proxy statement. For more information on the 2021 Management Plan for our named executive officers, please refer to the “Grants of Plan-Based Awards” section of this proxy statement.

Signing Bonus

The Committee may approve bonuses in connection with the hiring of new executive officers. During 2021, in connection with the elections of Ms. Bramley as Chief Financial Officer and Mr. Cione as Chief Revenue Officer, each was paid a $500,000 signing bonus. Each bonus is subject to a repayment obligation of $250,000 (net of taxes) if his or her employment is terminated with cause or he or she resigns for any reason other than good reason during his or her first year of employment, and $125,000 (net of taxes) if his or her employment is terminated with cause or he or she resigns for any reason other than good reason during his or her second year of employment. This signing bonus was intended to replace incentive compensation that both Ms. Bramley and Mr. Cione forfeited at their prior employer and as an inducement to join the Company. The 2021 signing bonus amounts are set forth in the Bonus column of the Summary Compensation Table of this proxy statement.

Long-Term Incentives (Equity Awards)

The total direct compensation levels for our named executive officers are heavily weighted to long-term incentive opportunities, which vest over a period of three years. This structure is intended to align executives’ interests with those of our stockholders, enhance our retention incentives and focus our executives on delivering sustainable performance over the longer-term. The design of this program has stabilized over the past several years to reflect the core performance metrics and incentive structure the Committee believed was necessary to drive our long-term success through the transition to a subscription-based business model. The long-term incentive program design is also reflective of feedback received from investors during our shareholder engagement process. The following chart includes a high-level summary of the elements of the performance-based and serviced-based RSU equity vehicles and performance criteria, as applicable, for our long-term incentive program since 2020. As noted in the chart below, consistent with our cloud-first strategy, the Committee has moved towards a cloud-based financial performance measure for our long-term incentive program.

Long-Term Equity Program Evolution

44	2022 PROXY STATEMENT

Compensation Discussion and Analysis

Annual Grants – 2021 – 2023 Performance Based RSU Grants

In 2021, the Committee made long-term incentive grants that consisted of a grant of 2021-2023 performance-based RSUs (“2021-2023 LTIP”) to eligible named executive officers at levels that were intended to align their total direct compensation levels with the market data. The target opportunity for each of the named executive officers who participated in the 2021-2023 LTIP were as follows:

NAME	LONG-TERM INCENTIVE OPPORTUNITY

Stephen McMillan	$9,000,000

Claire Bramley(1)	$2,500,000

Todd Cione	$3,000,000

Hillary Ashton	$2,900,000

Kathleen Cullen-Cote	$2,000,000

Mark Culhane	$2,900,000

(1)

The Committee approved a target 2021-2023 LTIP opportunity of $2,500,000 for Ms. Bramley which was negotiated at the time she was hired, was based on competitive market data, and was in addition to her new-hire grant described below.

In 2021, we continued our commitment to pay for performance by allocating 60% of the long-term incentive opportunity to performance-based RSUs and 40% to service-based RSUs. This allocation between performance-based and time-based awards is consistent with market data provided by our independent compensation consultant and feedback received from stockholders as part of our engagement program. The performance-based RSUs will be earned based on the extent to which Teradata achieves two financial goals during the 3-year performance period ending December 31, 2023, which were designed to drive the Company toward profitable cloud growth as a technology leader in the analytics and software-as-a-service industry. The service-based awards vest in equal annual installments over three years and are designed to provide a meaningful retention incentive for our executives in line with competitive market practices.

2021-2023 LTIP PERFORMANCE MEASURES	RATIONALE

Cloud Percentage of Total ARR. 60% of the performance-based RSUs is subject to achievement of specified annual levels of our cloud percentage of total ARR, the targets of which are set on an annual basis and the payout of which is based on the average cumulative performance relative to the annual targets over the 3-year period.

We are in a period of business transformation to a cloud-first strategy. Consistent with our cloud-first strategy, this element is designed to focus executives on increasing the percentage of total ARR attributable to recurring revenue from Teradata Vantage, our cloud-based platform, by incentivizing an increase in the mix of our cloud-based revenue over the performance period. In addition, to keep executives also focused on delivering overall profitable performance results (and to avoid providing a potential windfall if our cloud percentage increases at the expense of declining overall ARR), payout will not be earned unless we also achieve certain threshold levels of non-GAAP operating margin as a percentage of revenue and total ARR.

Free Cash Flow as a Percentage of Revenue. 40% of the award is based on free cash flow as a percent of the Company’s total reported revenue over the 3-year period. Free cash flow is defined as cash provided by/used by operating activities, less capital expenditures for property and equipment, and additions to capitalized software as reported in the Company’s earnings release for the full year ending December 31, 2023.

The free cash flow as a percent of revenue measure reflects our long-term ability to generate cash and profitability.

The Committee established threshold, target and maximum goals for each performance measure for the 2021-2023 performance-based RSUs at the beginning of our 2021 fiscal year. In addition, for the annual components of the 2021-2023 performance-based RSUs, such components are also established at the beginning of the applicable fiscal year. The specific performance goals for the three-year award period are maintained by us as proprietary and confidential. The Committee believes that disclosure of these specific performance goals would represent competitive harm to us as such corporate goals and results are not publicly disclosed

45

Compensation Discussion and Analysis

and are competitively sensitive. The Committee believes the attainment of target performance levels, while uncertain, could be reasonably anticipated. Threshold goals represent the minimum level of performance necessary for there to be a payout for that performance measure and the Committee believes the threshold goals are rigorous, but likely to be achieved. Maximum goals represent the performances at which payouts are 200% of the target award. Even if actual results exceed the maximum goals, the payouts are capped at 200% of the target award. Maximum goals represent levels of performance at which the Committee determined a payout of 200% of target would be appropriate. The Committee believes that the maximum goals established are more aggressive goals. Consistent with the disclosure in this proxy statement, we expect to provide the goals and performance attained for the 2021-2023 LTIP in the proxy statement for our 2024 Annual Meeting.

In addition to approving performance measures, goals and weightings, the Committee also established specific corporate adjustment events for determining payouts under the 2021-2023 performance based RSUs. The adjustment events include certain acquisitions, divestitures, and foreign currency fluctuations.

Sign-On Grants

The Committee will approve awards of RSUs for use in certain situations, including hiring of new executive officers, mid-year promotions of existing executive officers, leadership transition, or retention purposes. Vesting for these types of grants in typically time-based. During 2021, the Committee granted the following restricted share units to our named executive officers:

•

In connection with her election as Chief Financial Officer, and in addition to her 2021 annual grant, Ms. Bramley received a new-hire grant of service-based RSUs, with a target value equal to $3,500,000, which was intended to offset compensation that she was forfeiting from her prior employer, as well as to maintain internal pay equity. This new hire award was subject to the following vesting schedule that was negotiated with Ms. Bramley: 50% of the RSUs vested on December 15, 2021, 30% of the RSUs vest on the first anniversary of the date of grant, and 20% of the RSUs vest on the second anniversary of the date of grant, in each case subject to continued employment.

•

In connection with his election as Chief Revenue Officer, and in addition to his 2021 annual grant, Mr. Cione received a new-hire grant of service-based RSUs, with a target value equal to $7,000,000, which was intended to offset compensation that he was forfeiting from his prior employer and as an inducement to accept our offer over competing offers. This new hire award was subject to the following vesting schedule that was negotiated with Mr. Cione: 25% on the date that is six months after the date of grant, 25% on the first anniversary of the date of grant, 30% on the second anniversary of the date of grant and 20% on the third anniversary of the date of grant, in each case subject to continued employment.

Payout of Performance-Based RSUs for the 2019 – 2021 Performance Period (“2019-2021 LTIP”)

As part of our 2019-2021 LTIP, we granted performance-based RSUs to our named executive officers who were employed by the Company at that time (i.e., Ms. Cullen-Cote and Mr. Culhane).

One half of the 2019-2021 LTIP provided an opportunity to earn shares based on the extent to which the Company achieved certain target levels of free cash flow as a percent of the Company’s total reported revenue during the 3-year period ending December 31, 2021. The other half of the 2019-2021 LTIP provided an opportunity to earn shares based on the extent to which the Company achieved target levels of free cash flow as a percentage of revenue and compounded annual ARR growth over the 3-year period ending December 31, 2021. These measures were designed to help position the Company as a consumption-based technology leader in the analytics and software-as-a-service industry and to facilitate long-term cash generation and profitability. The performance goals and targets for the 2019-2021 LTIP, along with actual results for each year, are as follows:

2019-2021 LTIP PERFORMANCE AND RESULTS
	2019-2021 Performance Goals			Results and Payouts
FINANCIAL MEASURE	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)	Actual Results	Payout Percentage

Free Cash Flow as a Percentage of Revenue(1)	12%	15%	18%	22.5%	200%

Compounded Annual ARR Growth	9%	11%	13%	8.3%	0%

Total Payout Percentage					100%

(1)	Non-GAAP financial measure. See the Investor Relations section of our website for the investor presentation for the related fiscal year for definition and reconciliation to GAAP financial measure.

46	2022 PROXY STATEMENT

Compensation Discussion and Analysis

When establishing the targets in 2019, the Committee approved adjustments to actual performance for ARR growth to exclude the impact of foreign currency exchange rates from pre-established 2021 plan exchange rate levels, which resulted in a $3 million adjustment to ARR growth.

Based on the actual results for the 2019-2021 performance period relative to the goals outlined above, the weighted average payout percentage for each of Mr. Culhane and Ms. Cullen-Cote for the 2019-2021 performance-based RSUs was 100%.

47

Compensation Discussion and Analysis

SECTION 4: COMPENSATION CONSULTANT AND PEER GROUP

Compensation Consultant

When setting 2021 compensation levels for the named executive officers, the Committee retained the human capital practice of Aon, plc (“Aon”) as its independent consultant, reporting directly to the Committee and serving at the sole discretion of the Committee.

During its engagement, Aon provided information to the Committee regarding the target market compensation levels, pay mix, and overall design for the components of total direct compensation based on the pay practices of companies in our compensation peer group, as established by the Committee. In addition, our Human Resources department purchased compensation surveys and reports from Aon during 2021 at a cost of approximately $60,000. With regard to other compensation services, Aon also advises our board on its director compensation program. With regard to services that are not compensation related, Aon affiliates also provide to us insurance-related products and services, covering health and benefits, pension-related services, other insurance brokerage services and risk services to the business. The aggregate fees we paid to Aon for (i) its service as our independent executive officer and board of director compensation consultant was approximately $190,000 and (ii) for the additional services paid to various of its affiliates was approximately $520,000. Although the Committee was aware of the nature of the services performed by Aon affiliates, the Committee did not review and approve such services and insurance premiums and policies, as those were reviewed and approved by management in the ordinary course of business.

Aon maintains certain policies and practices to protect the independence of the executive compensation consultants engaged by the Committee. In particular, Aon provides an annual update to the Committee on the financial relationship between Aon and the Company, and provides written assurances that, within Aon, the Aon consultants who perform executive compensation services for the Committee have compensation determined separately from Aon’s other lines of business and from the other services it provides to the Company. These safeguards were designed to help ensure that the Committee’s executive compensation consultants continued to fulfill their role in providing independent, objective advice. In light of the foregoing, the Committee has assessed the independence of Aon pursuant to SEC rules and NYSE listing standards and concluded that there was no conflict of interest that would prevent the consulting firm from independently advising the Committee.

Peer Group

The Committee examines the compensation peer group on an annual basis, with input from management and its independent compensation consultant. In late 2020, with the selection of Aon as its new independent compensation consultant, the Committee undertook a thorough review process of our peer group and as a result revised the peer group’s framework and methodology and approved the current peer group to better reflect our current cloud growth strategy, business model, and market for executive talent. The Committee continued to use this updated peer group when establishing base salary, annual incentive levels and long-term incentive levels for our executives in 2021.

The peer group framework and criteria utilized are as follows:

•

Identify companies within the following sub-industries, based on the Global Industry Classification Standard: internet services and infrastructure; application software; systems software; and technology hardware, storage and peripherals;

•	From those sub-industries, focus on the following business areas: cloud and storage; analytics; and security;
•	Include companies with revenue generally above $700 million with a soft cap of $10 billion, with exceptions based on the market for executive talent; and
•	Consider market capitalization on an absolute basis, but also examine other metrics such as revenue to market capitalization.

48	2022 PROXY STATEMENT

Compensation Discussion and Analysis

The following chart lists the companies in our compensation peer group for 2021 compensation decisions:

COMPANY	REVENUE (in millions)	APPROX. # OF EMPLOYEES	COMPANY	REVENUE (in millions)	APPROX. # OF EMPLOYEES

	$11,767	34,000		$1,684	3,800
	$10,681	40,000		$1,394	6,080
	$5,744	11,000		$1,327	904
	$4,256	10,473		$1,316	3,662
	$3,386	14,307		$1,274	4,300
	$3,342	10,195		$1,050	3,658
	$3,217	9,700		$940	3,400
	$3,009	6,600		$869	2,728
	$2,551	2,800		$835	2,806
	$2,229	6,500		$771	1,934
	$1,917	7,200		$592	2,495
	$1,713	2,667

49

Compensation Discussion and Analysis

SECTION 5: SEVERANCE, CHANGE IN CONTROL AND OTHER BENEFITS

Change in Control Severance Plan

Each of our currently employed named executive officers participates in the Teradata Change in Control Severance Plan (the “CIC Plan”), the objectives and provisions of which are summarized below:

Business Objectives

Increased Retention Incentives. The CIC Plan enhances our retention incentives by reducing the personal uncertainty that arises from the possibility of a future business combination and promotes objectivity in the evaluation of transactions that are in the best interests of our stockholders.

Alignment with Market Practices. Based on information provided by the Committee’s independent compensation consultant, change in control severance arrangements are used by a vast majority of the companies included in our compensation peer group, and the terms of our CIC Plan are consistent with prevailing market practices.

Severance Provisions

Severance Protections on Double Trigger. The CIC Plan provides for separation payments and benefits to our current named executive officers, which are reviewed annually by the Committee. The CIC Plan provides benefits on a “double trigger,” meaning that the severance benefits are paid, and equity awards vest, if our executives incur a qualifying termination in connection with a change in control. The threshold for an acquisition of Teradata stock that would constitute a change in control is an acquisition of 50% or more of the Company’s outstanding common stock or voting securities.

No Excise Tax Gross Ups. The CIC Plan does not allow for “gross-up” payments related to excise taxes that may be imposed under Section 280G of the Internal Revenue Code.

Executive Severance Plan

The Company maintains the Teradata Executive Severance Plan (the “Executive Severance Plan”), in which each of our currently employed named executive officers participates. This plan promotes retention incentives for our executives by establishing severance protections for participants that are consistent with both market levels and Teradata’s past practices, while eliminating the need to negotiate individual severance agreements in connection with an executive’s termination or at the time of hire.

For our participating named executive officers, the Executive Severance Plan provides severance protections, as described below, in the event of termination of employment by the Company without cause (and not because of the participant’s disability or death), and, in the case of Mr. McMillan only, upon his resignation for good reason, in either case prior to (and not in connection with) a change in control of the Company. As described above, each of our current named executive officers participates in the CIC Plan, and in the event of a termination of employment by the Company without cause or by the participant for good reason in connection with a change in control, those participants would be entitled to receive severance benefits as provided under the CIC Plan. Each of our participating named executive officers would be entitled to receive the following top level of benefits under the Executive Severance Plan in the event of a qualifying termination of employment:

Severance Benefits

•   Salary and target annual cash incentive continuation for one year;

•   A prorated annual cash incentive payment for the year of termination (generally based on the executive’s “target” annual cash incentive opportunity and actual Company performance as determined under the Company’s Management Incentive Plan);

•   Continued medical, dental and visual care coverage, with the Company continuing to subsidize its share of the premium during the 1-year salary continuation period;

•   Outplacement services for up to one year;

•   Pro-rata vesting of service-based and performance-based RSUs (subject to achievement of applicable performance goals for performance-based RSUs); and

•   For all retirement-eligible participants (i.e., participants aged 55 or older), an additional year of vesting service for stock options and service-based RSUs (but not performance-based RSUs), and the opportunity to exercise vested stock options until the earlier of three years after termination or the original option expiration date. For this purpose, Ms. Bramley and Mr. Cione are deemed to have attained age 55 upon any qualified termination.

50	2022 PROXY STATEMENT

Compensation Discussion and Analysis

•   For Mr. McMillan only, enhanced vesting of any outstanding but unvested service-based or performance-based RSUs, such that he will be treated as receiving an additional year of vesting for both types of awards (with payout of any performance-based RSUs subject to actual performance results during the applicable performance period). Mr. McMillan’s New Hire Award is subject to accelerated vesting in full, and each of his time-based and performance-based RSUs granted under the 2020 long-term incentive program is subject to pro-rated vesting (subject to a minimum of two years of vesting credit), upon a termination of Mr. McMillan’s employment by Teradata without cause or by Mr. McMillan with good reason (with the performance-based award vesting based on actual performance results for the entire performance period).

To receive severance benefits under the Executive Severance Plan, a participant must agree to a release of claims against the Company. As a condition of participation in the Executive Severance Plan, each eligible employee must also agree to comply with certain restrictive covenants, including non-competition, non-solicitation, non-disparagement and confidentiality provisions to the extent permissible under applicable law.

To facilitate the continuing refreshment of the executive leadership team to include leaders with the relevant experiences to lead us through our transformation efforts, on June 8, 2021, the Company announced that, effective as of June 13, 2021, Mark Culhane was terminated as the Company’s Chief Financial Officer and principal accounting officer. Mr. Culhane remained an employee as part of his severance obligations to assist with a short transition period through June 30, 2021. The board determined that Mr. Culhane’s removal constituted a termination without “cause” under the ESP. As such, he was entitled to the severance benefits set forth above. In addition, the Company paid to him the sum of $35,525, which represented the remaining amount due under his real estate lease in the San Diego, California area.

More information on the CIC Plan and the Executive Severance Plan, including the estimated payments and benefits payable to the named executive officers, is provided under the “Potential Payments Upon Termination or Change in Control” section of this proxy statement.

Perquisites

From time-to-time we offer travel-related perquisites to our named executive officers. From January through December 31, 2021, Mr. McMillan received a gross monthly allowance of $15,000 to cover his commuting expenses in connection with his travel to our headquarters in San Diego and Ms. Cullen-Cote received a commuting allowance of up to $5,000 per month for travel to our headquarters in San Diego.

To demonstrate executive commitment and support for our new Flexible Work model that is designed to transition Teradata to a work model that embraces modern workforce productivity and technology expectations and capabilities by providing employees autonomy over where they work and are most productive, the Committee adopted an executive travel allowance policy that was effective in June 2021 for all named executive officers, other than Mr. McMillan, and March 2022 for Mr. McMillan. The executive travel allowance policy is designed to facilitate executive officer travel to San Diego, based on business needs. The travel allowance provided to each named executive officer, other than Mr. McMillan, is $4,000 per month and for Mr. McMillan is $12,500 per month. This monthly allowance is to cover air fare, lodging, and ground transportation when traveling to San Diego for business purposes.

Health and Wellbeing Benefits

We believe that providing competitive health and wellbeing benefits at a reasonable cost is an important part of any employee’s compensation package and promotes employee health. Our executive officers participate in the same health and wellbeing benefits as our United States based full-time salaried employees. Health-related benefits for fiscal 2021 included medical, vision, and dental insurance; life, accidental death and dismemberment insurance; and disability insurance. These benefits, including plan design and cost, are analyzed annually. In addition, to encourage and support employee wellbeing we provide the following benefits to our executive officers as well as our United States based full-time salaried employees: flexible time off and birthday day off.

Retirement Benefits

We believe that it is important to allow our employees, including our executive officers, the opportunity to save for retirement through our Teradata Savings Plan, a 401(k) plan (the “Retirement Plan”). Pursuant to the Retirement Plan, Teradata will match employee contributions dollar for dollar up to the first 4% of eligible pay and then will match 50¢ of the next 2% of eligible pay contributed each pay period. Employee contributions and the investment earnings on such contributions are always 100% vested and Teradata contributions and investment earnings become fully vested on the employee’s anniversary date after completing three full years of service at Teradata. Teradata contributions for fiscal 2021 to our Retirement Plan on behalf of our named executive officers can be found under “All Other Compensation for Fiscal 2021”.

Charitable Giving

We support charitable organizations for our employees through our matching gift program. The program for our executive officers provides that a gift or gifts by an executive officer to one or more tax exempt 501(c)(3) charitable organizations will be matched by Teradata in an aggregate amount of up to $750 – $1,000 per year, as applicable.

51

Compensation Discussion and Analysis

SECTION 6: OTHER COMPENSATION POLICIES AND PRACTICES

We maintain several key compensation policies and practices that reinforce our pay for performance culture and promote the alignment of the interests of our executives and our stockholders, including the following:

POLICY/PRACTICE	DESCRIPTION

Stock Ownership Guidelines	Each covered executive is required to hold Company shares with a value that equals or exceeds a multiple of their base salary: 6x for the CEO and 3x for the other named executive officers. In addition, the executives are subject to retention guidelines so that each covered executive must retain at least 50%, during an initial compliance period, and, thereafter, 100% of vested shares, net of taxes, until he or she attains the required ownership threshold. Executives generally have 5 years to attain the required ownership level. Each of our current named executive officers exceeded his or her required ownership level as of December 31, 2021.

Clawback and Harmful Activity Policies

We maintain a Compensation Recovery Policy (commonly referred to as a clawback policy), which generally provides that we may recover performance-based compensation if the payout was based on financial results that were subsequently restated. This policy supports the accuracy of our financial statements and, in conjunction with our stock ownership guidelines, helps to align the interests of our named executive officers with those of our stockholders. In light of our pay-for-performance culture, we felt strongly that our executives should be held to this higher standard of accountability.

We also retain the right to cancel outstanding equity awards and recover realized gains if executives are terminated for cause or engage in certain “harmful activity,” such as violating a non-competition or non-solicitation covenant.

Prohibition on Pledging and Hedging	Our insider trading policy prohibits our named executive officers from hedging and from pledging Teradata securities. For more information regarding our policy with respect to hedging and pledging of Teradata securities, see “Policy Regarding Hedging and Pledging of Teradata Securities” section in this proxy statement.

Compensation Risk Assessment	Members of management from our human resources, legal and risk management groups assess whether our compensation policies and practices encourage excessive or inappropriate risk taking by our employees. This assessment includes a review of the risk characteristics of our business, our internal controls and related risk management programs, the design of our incentive plans and policies, and the impact of risk mitigation features. Management reports its findings to the Board of Directors and, based on that analysis, we do not believe that our compensation programs for employees are reasonably likely to have a material adverse effect on the Company.

Tax Considerations

The Tax Cuts and Jobs Act, enacted in December 2017, included a number of significant changes to Section 162(m) of the Internal Revenue Code, as amended (“Section 162(m)”), such as the repeal of the qualified performance-based compensation exemption and the expansion of the definition of “covered employees” (for example, by including the chief financial officer and certain former named executive officers as covered employees). As a result of these changes, except as otherwise provided in the transition relief provisions of the Tax Cuts and Jobs Act, compensation paid to any of our covered employees generally will not be deductible in 2018 or future years, to the extent that it exceeds $1 million. As has historically been the case, the Committee reserves the ability to pay compensation to our executives in appropriate circumstances, even if such compensation is not deductible under Section 162(m). In addition, consistent with our executive compensation philosophy of linking pay to performance and aligning executive interests with those of our shareholders, we currently expect that we will continue to structure our executive compensation program so that a significant portion of total executive compensation is linked to the performance of our Company even though amounts in excess of the Code Section 162(m) limit are no longer deductible.

52	2022 PROXY STATEMENT

COMPENSATION TABLES

2021 Summary Compensation

The following table summarizes the total compensation paid to, or earned by, each of our named executive officers for the fiscal year ended December 31, 2021, and the prior two fiscal years.

Name and Principal Position	Year	Salary (1) ($)	Bonus (2) ($)	Stock Awards (3) ($)	Option Awards (4) ($)	Non-Equity Incentive Plan Compensation (5) ($)	All Other Compensation (6) ($)	Total ($)

Stephen McMillan	2021	800,000	-	9,261,606	-	1,312,500	196,532	11,570,638

Chief Executive Officer	2020	446,154	500,000	12,539,602	-	714,575	129,200	14,329,531

Claire Bramley	2021	269,231	500,000	5,911,434	-	289,110	62,722	7,032,497

Chief Financial Officer (7)

Mark Culhane	2021	260,885	-	2,984,278	-	264,082	1,079,324	4,588,569

Former Chief Financial Officer	2020	529,616	-	5,249,683	-	642,600	85,916	6,507,815
	2019	502,731	-	3,820,974	-	357,000	88,776	4,769,481

Hillary Ashton	2021	430,000	-	2,984,278	-	564,375	16,540	3,995,193

Chief Product Officer	2020	442,981	300,000	2,616,768	-	469,956	143,493	3,973,198

Todd Cione	2021	490,385	500,000	10,226,031	-	520,685	15,568	11,752,669

Chief Revenue Officer (7)

Kathleen Cullen-Cote	2021	450,000	-	2,058,134	-	472,500	58,000	3,038,634

Chief People Officer	2020	467,308	-	1,924,888	-	453,600	61,943	2,907,739
	2019	173,077	300,000	4,045,548	-	108,360	28,451	4,655,436

(1)	This column shows base salary earned during the applicable year.

(2)

For 2021, this column shows the sign-on bonus paid to each of Ms. Bramley and Mr. Cione. This amount is subject to a repayment obligation of $250,000 (net of taxes) if her or his employment is terminated with cause or she or he resigns for any reason other than good reason during the first year of employment, and $125,000 (net of taxes) if her or his employment is terminated with cause or she or he resigns for any reason other than good reason during the second year of employment. For 2020, this column shows the sign-on bonus paid to Mr. McMillan in connection with his election as Chief Executive Officer. This amount is subject to a repayment obligation of $250,000 (net of taxes) if his employment is terminated with cause or he resigns for any reason other than good reason during his first year of employment, and $125,000 (net of taxes) if his employment is terminated with cause or he resigns for any reason other than good reason during his second year of employment. For 2020, this column also shows the sign-on bonus paid to Ms. Ashton upon joining the Company to compensate her for compensation she was foregoing at her former employer and as an inducement to join Teradata. For 2019, this column shows the sign-on bonus paid to Ms. Cullen-Cote upon joining the Company to compensate her for a bonus she was foregoing at her former employer and as an inducement to join Teradata.

(3)

This column shows the aggregate grant date fair value, as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation (“FASB ASC Topic 718”), of performance-based and service-based restricted share units (“RSUs”) granted in the applicable year. For the performance-based RSUs granted in 2021, the following table sets forth the target number of units, their target grant date fair value reflected in the Stock Awards column above, and their grant date fair value assuming that the maximum level of performance would be achieved. For assumptions, refer to Note 7 of the Notes to Consolidated Financial Statements contained in our 2021 Annual Report. In addition, for each of Ms. Bramley and Mr. Cione, the amount for 2021 reflects new-hire service based RSU grants they received as described in footnote 3 to the 2021 Grants of Plan-Based Awards Table. For 2021, the grant date fair value of the RSUs for all named executive officers other than Ms. Bramley and Mr. Cione as indicated herein, is based on the closing price of our common stock on March 1, 2021, the grant date, of $42.13. The grant date fair value for all awards granted to Ms. Bramley is based on the closing price of our common stock on June 15, 2021, the grant date of the awards granted to her in connection with her employment, of $46.72. The grant date fair value for the sign-on RSU granted to Mr. Cione is based on the closing price of our common stock on January 5, 2021, the date of grant of such award, of $23.14.

53

Compensation Tables

Name	Target Number of 2021-2023 LTIP	Target Grant Date Fair Value	Maximum Grant Date Fair Value

Stephen McMillan	131,900	$5,556,947	$11,113,894

Claire Bramley	31,632	$1,477,847	$ 2,955,694

Mark Culhane	42,501	$1,790,567	$ 3,581,134

Hillary Ashton	42,501	$1,790,567	$ 3,581,134

Todd Cione	43,967	$1,852,330	$ 3,704,660

Kathleen Cullen-Cote	29,311	$1,234,872	$ 2,469,744

(4)	There were no stock options granted in 2019-2021.

(5)

This column reflects the annual cash incentive earned by our named executive officers under the annual cash incentive program for the applicable year. For 2020, each participating named executive officer elected to receive payment in shares. For information concerning the 2021 annual cash incentive, see the Annual Cash Incentive Awards discussion in the Compensation Discussion and Analysis section of this proxy statement.

(6)	The amounts reported in this column for 2021 include the following:

	Termination / CIC Benefits		Other Compensation
Name	CIC / Severance (paid or accrued) ($)	Subsidized health and dental (COBRA after term) ($)	Charitable Giving Match ($)	Commuting Expense ($)	Relocation Expenses ($)	Company Contributions to 401(k) ($)	Value of Life Insurance Premiums Paid by Company ($)	Total ($)

Stephen McMillan	-	-	750	180,000	-	14,500	1,282	196,532

Claire Bramley	-	-	500	52,500	-	8,654	1,068	62,722

Mark Culhane	1,020,000	12,708	-	35,525	-	10,690	401	1,079,324

Hillary Ashton	-	-	750	-	372	14,500	918	16,540

Todd Cione	-	-	-	-	-	14,500	1,068	15,568

Kathleen Cullen-Cote	-	-	1,000	41,539	-	14,500	961	58,000

(7)	Ms. Bramley was elected Chief Financial Officer effective as of June 14, 2021, and Mr. Cione was elected Chief Revenue Officer effective as of January 4, 2021.

54	2022 PROXY STATEMENT

Compensation Tables

2021 Grants of Plan-Based Awards

The following table summarizes information for each named executive officer regarding (i) estimated payouts under the 2021 annual cash incentive program, (ii) estimated payouts for the performance-based RSUs (also referred to as PBRSUs) that were granted in 2021, and (iii) service-based RSUs that were granted in 2021.

Name	Grant Date	Approval Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Possible Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock Units (3)	Option Awards: Number of Shares Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards (4)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	(#)	(#)	($/sh)	($)

Stephen McMillan

Annual Incentive	-	-	500,000	1,000,000	2,000,000

PBRSUs	03/01/2021	02/26/2021				65,950	131,900	263,800				5,556,947

RSUs	03/01/2021	02/26/2021							87,934			3,704,659

Claire Bramley

Annual Incentive	-	-	200,000	400,000	800,000

PBRSUs	6/15/2021	5/18/2021				15,816	31,632	63,264				1,477,847

RSUs – Sign On	6/15/2021	5/18/2021							73,809			3,448,356

RSUs	6/15/2021	5/18/2021							21,088			985,231

Mark Culhane

Annual Incentive	-	-	255,000	510,000	1,020,000

PBRSUs	03/01/2021	02/26/2021				21,251	42,501	85,002				1,790,567

RSUs	03/01/2021	02/26/2021							28,334			1,193,711

Hillary Ashton

Annual Incentive	-	-	215,000	430,000	860,000

PBRSUs	03/01/2021	02/26/2021				21,251	42,501	85,002				1,790,567

RSUs	03/01/2021	02/26/2021							28,334			1,193,711

Todd Cione

Annual Incentive	-	-	250,000	500,000	1,000,000

PBRSUs	03/01/2021	02/26/2021				21,984	43,967	87,934				1,852,330

RSUs	03/01/2021	02/26/2021							29,311			1,234,872

RSUs – Sign On	01/05/2021	12/18/2020							308,506			7,138,829

Kathleen Cullen-Cote

Annual Incentive	-	-	180,000	360,000	720,000

PBRSUs	03/01/2021	02/26/2021				14,656	29,311	58,622				1,234,872

RSUs	03/01/2021	02/26/2021							19,541			823,262

(1)

The information included in the “Threshold”, “Target” and “Maximum” columns reflects the range of potential payouts under the 2021 annual cash incentive program (i.e., non-equity incentive plan awards) when the performance goals were established by the Committee. The actual amounts of the annual incentive awards earned for 2021 are reflected in the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table.

(2)

The information included in the “Threshold”, “Target” and “Maximum” columns reflects the range of potential payouts under the performance-based RSUs granted in 2021. Those performance-based RSUs are earned based on the extent to which specified financial performance goals are achieved over a three-year period ending December 31, 2023. The units earned generally vest on the date, following the end of the 3-year performance period, that the Committee certifies the achievement of the applicable performance goals, provided the executive remains employed by the Company.

(3)

Reflects the number of service-based RSUs granted in 2021, which generally vest in equal installments over three years from the date of grant, provided that the executive remains employed by the Company. In connection with her election as Chief Financial Officer, and in addition to her 2021 annual grant, Ms. Bramley received a new-hire grant of service-based RSUs covering 73,809 shares, which was intended to offset compensation that she was forfeiting from her prior employer. This new hire award was subject to the following vesting schedule: 50% of the RSUs vested on December 15, 2021, 30% of the RSUs vest on the first anniversary of the date of grant, and 20% of the RSUs vest on the second anniversary of the date of grant, in each case subject to continued employment. In connection with his election as Chief Revenue Officer, and in addition to his 2021 annual grant, Mr. Cione received a new-hire grant of service-based RSUs covering 308,506 shares, which was intended to offset compensation that he was forfeiting from his prior employer and as an inducement to accept our offer over competing offers. This new hire award was subject to the following vesting schedule: 25% on the date that is six months after the date of grant, 25% on the first anniversary of the date of grant, 30% on the second anniversary of the date of grant and 20% on the third anniversary of the date of grant, in each case subject to continued employment.

(4)

Reflects the aggregate grant date fair value, as determined in accordance with FASB ASC Topic 718, of the performance-based and service-based RSUs granted during 2021. See footnote 3 to the Summary Compensation Table of this proxy statement for the assumptions and stock prices used to calculate these values.

55

Compensation Tables

2021 Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information for each named executive officer with respect to (i) each stock option that had not been exercised and remained outstanding as of December 31, 2021, and (ii) each award of performance-based RSUs and service-based RSUs that had not vested and remained outstanding as of December 31, 2021.

Name	Grant Date	Stock Awards		Equity Incentive Plan Awards
		Number of Shares or Units of Stock That Have Not Vested(1) (#)	Market Value of Shares or Units of Stock That Have Not Vested(2) ($)	Number of Unearned Shares, Units or Other Rights that have not Vested(1) (#)	Market Value of Unearned Shares, Units or Other Rights that have not Vested(2) ($)

Stephen McMillan	03/01/2021	87,934	3,734,557	-	-

	03/01/2021	-	-	131,900	5,601,793

	06/09/2020	97,492	4,140,485	-	-

	06/09/2020	26,068	1,107,108	-	-

	06/09/2020	-	-	219,355	9,316,007

Claire Bramley	06/15/2021	36,905	1,567,355	-	-

	06/15/2021	21,088	895,607	-	-

	06/15/2021	-	-	31,632	1,343,411

Mark Culhane	03/01/2021	-	-	7,084	300,857
	03/01/2020	-	-	47,390	2,012,653

	03/01/2019	-	-	45,230	1,920,918

Todd Cione	03/01/2021	29,311	1,244,838	-	-

	03/01/2021	-	-	43,967	1,867,278

	01/05/2021	231,380	9,826,709	-	-

Hillary Ashton	03/01/2021	28,334	1,203,345	-	-
	03/01/2021	-	-	42,501	1,805,017

	09/01/2020	14,542	617,599	-	-

	09/01/2020	-	-	32,718	1,389,533

	03/01/2020	17,552	745,433	-	-

	03/01/2020	-	-	39,491	1,677,183

	12/01/2019	24,269	1,030,704	-	-

Kathleen Cullen-Cote	03/01/2021	19,541	829,906	-	-

	03/01/2021	-	-	29,311	1,244,838

	03/01/2020	25,742	1,093,263	-	-

	03/01/2020	-	-	57,921	2,459,905

	08/05/2019	6,111	259,534	-	-

	08/05/2019	20,371	865,156	-	-

	08/05/2019	-	-	42,778	1,816,782

56	2022 PROXY STATEMENT

Compensation Tables

(1)	These columns show the aggregate number of performance-based RSUs and service-based RSUs outstanding as of December 31, 2021. The remaining vesting dates for each award are as follows:

GRANT DATE	REMAINING VESTING DATES	VESTING SCHEDULE

3/1/2019	Q1 2022*	2019-2021 performance period: 100% vests after performance level determination is made by the Committee

8/5/2019	8/5/2022	1/3 increments over three years from the date of grant

8/5/2019	Q1 2022*	2019-2021 performance period: 100% vests after performance level determination is made by the Committee

12/1/2019	12/1/2022	1/3 increments over three years from the date of grant

3/1/2020	3/1/2022, 3/1/2023	1/3 increments over three years from the date of grant

3/1/2020	Q1 2023*	2020-2022 performance period: 100% vests after performance level determination is made by the Committee

6/9/2020	6/9/2022	42% vests on 6/9/2021, 13% vests on 6/9/2022

6/9/2020	Q1 2023*	2020-2022 performance period: 100% vests after performance level determination is made by the Committee

6/9/2020	6/9/2022, 6/9/2023	1/3 increments over three years from the date of grant

9/1/2020	9/1/2022, 9/1/2023	1/3 increments over three years from the date of grant

9/1/2020	Q1 2023*	2020-2022 performance period: 100% vests after performance level determination is made by the Committee

1/5/2021	1/5/2022, 1/5/2023, 1/5/2024	60% vests on 1/5/2022, 25% vests on 2nd and 3rd anniversary of date of grant

3/1/2021	3/1/2022, 3/1/2023, 3/1/2024	1/3 increments over three years from the date of grant

3/1/2021	Q1 2024*	2021-2023 performance period: 100% vests after performance level determination is made by the Committee

6/15/2021	6/15/2022, 6/15/2023, 6/15/2024	1/3 increments over three years from the date of grant

6/15/2021	Q1 2024*	2021-2023 performance period: 100% vests after performance level determination is made by the Committee

6/15/2021	6/15/2022, 6/15/2023	50% vests on 12/15/2021, 30% vests on 6/15/2022, 20% vests on 6/15/2023

*

Additionally, this column under the “Equity Incentive Plan Awards” heading shows the number of outstanding performance-based RSUs at the “target” level for awards with grant dates of March 1, 2020, June 9, 2020, September 1, 2020, March 1, 2021, and June 15, 2021 because our performance through December 31, 2021 was above “threshold” level for those awards. For awards with a grant date of March 1, 2019 and August 5, 2019, the number of outstanding performance-based RSUs is reported at 100% achievement, because our performance through December 31, 2021 was certified at 100%.

(2)	These columns show the aggregate dollar value of the performance-based RSUs and service-based RSUs using the closing stock price on December 31, 2021 of $42.47 per share.

2021 Option Exercises and Stock Vested

The following table sets forth information for each named executive officer with respect to (i) the exercise of stock options in 2021, and (ii) the vesting of performance-based RSUs and service-based RSUs during 2021.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(1) (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)

Stephen McMillan	-	-	150,384	7,063,800

Claire Bramley	-	-	36,904	1,592,039

Mark Culhane	-	-	291,354	12,001,115

Hillary Ashton	-	-	51,768	2,272,342

Todd Cione	-	-	77,126	3,684,309

Kathleen Cullen-Cote	-	-	50,407	2,336,840

(1)	None of the named executive officers exercised any stock options during 2021.

(2)	The value realized on vesting equals the number of shares acquired multiplied by the closing market price of our common stock on the acquisition date.

Non-Qualified Deferred Compensation

The Company does not maintain any non-qualified defined contribution plans or other deferred compensation plans for employees.

Pension Benefits

We do not maintain any qualified or non-qualified defined benefit plans.

57

POTENTIAL PAYMENTS UPON

TERMINATION OR CHANGE IN CONTROL

Background

We have entered into agreements and maintain plans and arrangements that may require us to pay or provide compensation and benefits to our named executive officers in the event of certain terminations of employment or a change in control. For example, all of our currently employed named executive officers are participants in our CIC Plan, which provides “double-trigger” severance protections in the event that a participating executive’s employment is terminated under qualifying circumstances in connection with a change in control, and in our Executive Severance Plan, which provides severance protections in the event that a participant’s employment is terminated by the Company without cause (other than as a result of death, disability or a change in control), or in the case of Mr. McMillan, if he terminates his employment for good reason. Estimates of the amounts to be paid or provided to each of our named executive officers in connection with a termination of employment or a change in control are provided below.

Estimated Payments to Named Executive Officers

The estimates set forth below of the amounts payable to our named executive officers upon termination of employment or in connection with a change in control generally are based on the assumption that the various triggering events occurred on the last day of 2021, along with other material assumptions noted below. The actual amounts that would be paid to a named executive officer upon termination or a change in control can only be determined at the time the actual triggering event occurs. With respect to Mr. Culhane, only the benefits actually received in connection with his departure as Chief Financial Officer during fiscal 2021 are reported below.

The estimated amount of compensation and benefits described below for our named executive officers generally does not take into account compensation and benefits that were already earned at the time of the applicable triggering event, such as equity awards that have previously vested in accordance with their terms or vested benefits otherwise payable under our compensation programs. As a result, the estimates below for our named executive officers do not provide information on the payout of 2021 incentive awards under the annual cash incentive program for our named executive officers, because those awards were earned as of December 31, 2021 for participating executives, subject to Committee approval, regardless of whether the executive terminated employment or a change in control occurred on that date. Please refer to the Summary Compensation Table for the annual incentives earned by our named executive officers in 2021.

Non-Change in Control Scenarios

Executive Severance Plan

Each of our currently employed named executive officers participates in our Executive Severance Plan.

The Executive Severance Plan generally provides severance benefits in the event of termination of employment by the Company without cause (but not as a result of the participant’s disability or death). In the case of Mr. McMillan, the Executive Severance Plan also provides severance benefits in the event of his termination of employment for good reason. For this purpose, “good reason” for Mr. McMillan’s termination of his employment generally is defined to mean any of the following events or conditions: (a) a material reduction in his authority, duties and responsibilities (other than an isolated, insubstantial and inadvertent action that is not taken in bad faith); (b) any reduction in his annual base salary; (c) the Company’s failure to timely pay annual or long-term incentive compensation to which he is otherwise entitled; (d) a reduction of five percent or more in his “target” or “maximum” annual or long-term incentive opportunity (other than an across-the-board reduction applicable to senior Teradata executives); (e) the Company’s failure to continue any equity compensation plan in which he participates (or a substantially equivalent alternative compensation plan), or the Company’s failure to continue his participation in any such equity compensation plan on substantially the same basis (other than as a result of any isolated, insubstantial and inadvertent action not taken in bad faith); or (f) the Company’s failure, unless otherwise required by law, to continue to provide employee benefits that are substantially equivalent, in the aggregate, to those provided under the Company’s qualified and nonqualified employee benefit and welfare plans of the Company (other than a reduction of less than 5% of the aggregate value of such benefits).

Notwithstanding the foregoing, in the event of the termination of a participating named executive officer’s employment without cause or for good reason in connection with a change in control of Teradata, severance benefits generally would be provided under the CIC Plan, as discussed below.

58	2022 PROXY STATEMENT

Potential Payments Upon Termination or Change in Control

In the event of a qualifying termination of employment without cause (not in connection with a change in control), or a termination of employment by Mr. McMillan for good reason, our participating named executive officers would be entitled to receive the following severance benefits under the terms of the Executive Severance Plan.

•	Salary and target annual cash incentive continuation for one year;

•

A prorated annual cash incentive payment for the year of termination, generally based on the executive’s “target” annual cash incentive opportunity and actual performance as determined under the Company’s Management Incentive Plan;

•	Continued medical, dental and vision care coverage, with the Company continuing to subsidize its share of the premium during the 1-year salary continuation period;

•	Outplacement services for up to one year;

•	Pro-rata vesting of service-based and performance-based RSUs (subject to achievement of applicable performance goals for performance-based RSUs); and

•

For retirement-eligible participants (i.e., participants aged 55 or older), an additional year of vesting service for any unvested stock options and service-based RSUs (but not performance-based RSUs), and the opportunity to exercise vested stock options (if any) until the earlier of three years after termination or the original option expiration date. For this purpose, each of Ms. Bramley and Mr. Cione is deemed to have attained age 55 upon any qualified termination. Additionally, for purposes of determining vesting of both his service-based RSUs and his performance-based RSUs, Mr. McMillan would be entitled to an additional year of vesting service, regardless of his age.

Severance benefits under the Executive Severance Plan are conditioned upon the participant’s release of claims against the Company, as well as compliance with certain restrictive covenants, including non-competition, non-solicitation, non-disparagement and confidentiality provisions to the extent permissible under applicable law.

Treatment of Equity Awards on Termination of Employment (not in Connection with a Change in Control)

The following chart summarizes the standard vesting treatment of our equity awards in the event of termination of employment, other than termination in connection with a change in control, and other than special vesting terms for certain awards as further described below. The general vesting treatment described below is conditioned upon the participant’s compliance with non-competition and non-solicitation provisions, to the extent permissible under applicable law, for a 12-month period (or, if applicable law requires a shorter period, for the maximum period allowed under applicable law), as well as confidentiality restrictions. Our performance-based RSUs and service-based RSUs generally pay out upon vesting. Currently, none of our named executive officers hold any stock options.

SITUATION	PERFORMANCE-BASED RSUs	SERVICE-BASED RSUs	STOCK OPTIONS
Death and Long-Term Disability (“LTD”)

In the event of death or LTD during the performance period, a pro-rata portion of the award, calculated as of the date of death or LTD, will become vested based on actual results during the performance period.

In the event of death or LTD after the end of the performance period and prior to payment, awards vest in full, to the extent earned, upon the date of death or LTD.

		Awards vest in full upon the date of death or LTD.	Awards remain exercisable until the later of the expiration of the 10-year term or three years after death or LTD.
Retirement (termination on or after age 55, with the consent of the Committee, where applicable)	Generally, a pro-rata portion of the award, calculated as of retirement, will become vested based on actual results during the performance period.	Generally, a pro-rata portion will become vested as of date of retirement.	Awards remain exercisable until the earlier of three years following retirement date or the expiration date.

59

Potential Payments Upon Termination or Change in Control

SITUATION	PERFORMANCE-BASED RSUs	SERVICE-BASED RSUs	STOCK OPTIONS
Termination without Cause	A pro-rata portion of the award, calculated as of the date of termination, will become vested based on actual results during the performance period.

A pro-rata portion will become vested as of the date of termination, and retirement-eligible participants (i.e., participants aged 55 or older) may be credited with an additional year of vesting service.

Awards generally remain exercisable until the earlier of the fifty-ninth day after termination or the expiration date.

However, awards held by retirement-eligible participants (i.e., participants aged 55 or older) remain exercisable until the earlier of 3 years after termination or the original option expiration date.

Voluntary Resignation (other than retirement, as described above)	Unvested awards are forfeited.	Unvested awards are forfeited.	Awards remain exercisable until the earlier of the fifty-ninth day after termination or the expiration date.

Notwithstanding the general equity vesting terms described above, certain of our equity awards are subject to special vesting terms, as described below:

•

Mr. McMillan’s new hire grant of service-based RSUs—which was intended to offset compensation that he was forfeiting from his prior employer—is subject to accelerated vesting in full in the event of the termination of his employment by the Company without cause or by Mr. McMillan for good reason.

•

Pursuant to his Offer Letter and the Executive Severance Plan, in the event of the termination of his employment by the Company without cause or by Mr. McMillan for good reason (and not in connection with a change of control), Mr. McMillan would be entitled to an additional year of vesting service for purposes of determining pro-rated vesting of his other service-based and performance-based RSUs (with performance-based awards vesting based on actual performance results for the entire performance period).

•

Pursuant to an Offer Letter and the Executive Severance Plan, in the event of the termination of employment by the Company without cause (and not in connection with a change of control), each of Ms. Bramley and Mr. Cione would be entitled to an additional year of vesting service for purposes of determining pro-rated vesting of her or his service-based RSUs.

•	The service-based RSUs granted to Mr. Culhane in March 2020 vested in full upon termination of his employment.

The tables below quantify the amounts that would be payable to our named executive officers in the event of termination of employment, other than termination in connection with a change in control. The benefits received by Mr. Culhane in connection with his departure as Chief Financial Officer are reported in the table below quantifying severance benefits upon a termination without cause.

Death or Disability

We would have provided each named executive officer (or his or her beneficiary), other than Mr. Culhane, with the following estimated payments or benefits had he or she died or become disabled on December 31, 2021.

EXECUTIVE	LIFE INSURANCE ($)(1)	DISABILITY PAYMENTS ($)(2)	RESTRICTED SHARE UNITS ($)(3)	TOTAL ($)

Stephen McMillan	1,950,000	760,000	15,766,168	18,476,168

Claire Bramley	3,500,000	526,650	2,724,182	6,750,832

Todd Cione	1,000,000	526,650	11,693,973	13,220,623

Hillary Ashton	860,000	503,319	6,706,381	8,069,700

Kathleen Cullen-Cote	900,000	509,985	6,919,524	8,329,509

(1)

Proceeds would be payable by a third-party insurer. Benefits provided upon death depend on the individual level of benefits chosen by the named executive officer during the annual benefits enrollment process. The named executive officers receive the same Company-provided life insurance coverage as is generally offered to U.S.-based employees. The coverage generally is 200% of base salary for life insurance (but capped at $1,200,000, or at $750,000 in the absence of evidence of

60	2022 PROXY STATEMENT

Potential Payments Upon Termination or Change in Control

insurability). Each U.S.-based employee has the option of choosing a higher level of coverage at his own expense. Each participating named executive officer opted for core coverage for 2021, except for Mr. McMillan and Ms. Bramley, who opted for higher coverage.

(2)

Benefits provided upon disability generally depend on the individual level of benefits chosen by the named executive officer during the annual benefits enrollment process. The named executive officers receive the same short-term and long-term disability coverage as is generally offered to U.S.-based employees. The core coverage is (i) for short-term disability, 66 2/3% of base salary for 26-weeks, and (ii) for long-term disability, 50% of base salary (up to a maximum monthly payment of $15,000) for the duration of an employee’s long-term disability. Each U.S. employee has the option of choosing a higher level of coverage at his own expense. Each participating named executive officer opted for core coverage for 2021, except for Mr. McMillan, who opted for higher coverage. The payments above assume maximum payout based on the named executive officer’s coverage election for 26 weeks of short-term disability plus two years of long-term disability.

(3)	Equity valuations are based on a closing price of our stock on December 31, 2021 of $42.47, with performance-based RSUs for ongoing performance periods included at the “target” level.

Retirement

We would have provided each named executive officer, other than Mr. Culhane, with the following estimated payments if he or she had retired (with Committee consent, where applicable) on December 31, 2021.

EXECUTIVE	RESTRICTED SHARE UNITS ($)(1)(2)	TOTAL ($)

Stephen McMillan	—	—

Claire Bramley	—	—

Todd Cione	—	—

Hillary Ashton	—	—

Kathleen Cullen-Cote	6,317,706	6,317,706

(1)	Equity valuations generally are based on a closing price of our stock on December 31, 2021 of $42.47.

(2)	Ms. Cullen-Cote was eligible for retirement (age 55 or older) on December 31, 2021. Committee consent generally would be required for retirement vesting of RSU awards.

Termination without Cause (not in Connection with a Change in Control)

Each named executive officer would have been entitled to the following estimated payments and benefits if, on December 31, 2021 and not in connection with a change in control, we terminated the executive’s employment without cause (and not as a result of death or disability), or, in the case of Mr. McMillan, he terminated his employment for good reason. For Mr. Culhane, the table below reflects benefits received in connection with his termination as Chief Financial Officer in June 2021.

EXECUTIVE	CASH ($)(1)	RESTRICTED SHARE UNITS ($)(2)	WELFARE BENEFITS ($)	OUT-PLACEMENT COUNSELING ($)	TOTAL ($)

Stephen McMillan	1,800,000	19,717,709	19,080	18,000	21,554,789

Claire Bramley	900,000	3,083,639	18,168	18,000	4,019,807

Todd Cione	1,000,000	8,261,802	19,080	18,000	9,298,882

Hillary Ashton	860,000	3,479,795	19,080	18,000	4,376,875

Kathleen Cullen-Cote	810,000	6,505,661	1,116	18,000	7,334,777

Mark Culhane	1,319,607	11,666,880	20,808	18,000	13,025,295

(1)

The cash amounts reported in this column reflect cash severance benefits under the Executive Severance Plan, but do not reflect any pro-rata annual cash incentive payments for 2021 for any named executive officer other than Mr. Culhane. This is because we are required to assume a termination date of December 31, 2021, on which date 2021 annual cash incentive payments for named executive officers other than Mr. Culhane were already vested, regardless of termination of employment. Please refer to the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table for the amount of the 2021 annual cash incentives paid to each executive. For Mr. Culhane, the cash amounts reported in this column include $1,020,000 in salary and target annual cash incentive continuation for 12 months, a pro-rated 2021 annual cash incentive of $264,082, and $35,525 representing the remaining amount due under his real estate lease in the San Diego, California area.

(2)

Equity valuations are based on a closing price of our stock on December 31, 2021 of $42.47, with performance-based RSUs for ongoing performance periods included at the “target” level, except that valuations of service-based RSU awards for Mr. Culhane are based on the $49.97 closing price of our stock on June 30, 2021, the date of termination of his employment. For Mr. McMillan, equity valuations reflect full vesting of his new hire grant of service-based RSUs, and pro rata vesting, with an additional 12 months of vesting service, for his other service-based and performance-based RSU awards. For Mr. Culhane, equity valuations reflect full vesting of his March 2021 grants of service-based RSUs, and pro-rata vesting, with an additional 12 months of vesting service, for his service-based RSU awards. For Ms. Cullen-Cote, who was retirement-eligible (age 55 or older) on December 31, 2021, the equity values reported above include an additional 12 months of vesting service for service-based equity awards. Pursuant to an Offer Letter and the Executive Severance Plan, in the event of the termination of employment by the Company without cause (and not in connection with a change of control), each of Ms. Bramley and Mr. Cione would be entitled to an additional year of vesting service for purposes of determining his or her pro-rated vesting of her service-based RSUs.

61

Potential Payments Upon Termination or Change in Control

Change in Control Scenarios

Change in Control Severance Plan

We maintain the CIC Plan to help retain key executives by reducing personal uncertainty that may arise from the possibility of a change in control and to promote their objectivity and neutrality in evaluating transactions that may be in the best interest of the Company and its stockholders. This plan establishes objective criteria to determine whether a change in control has occurred and provides for severance payments and benefits on a “double trigger” basis, which also applies, under the Stock Incentive Plan, to our equity compensation awards. The “double trigger” design is intended to further our goals to retain key executives upon a change in control.

Each named executive officer, other than Mr. Culhane who is no longer a Teradata employee, participates in the CIC Plan.

Under the CIC Plan, if a participating executive’s employment is terminated by us other than for “cause”, death or disability or if the executive resigns for “good reason” within two years after a “change in control” (or within six months prior to a change in control, if the executive can demonstrate that the termination occurred in connection with a change in control), then Teradata or its successor will be obligated to pay or provide the following benefits:

•

A lump sum payment equal to 2.0 times the executive’s annual base salary and annual incentive. For this purpose, annual incentive generally means the average annual incentive earned for the prior three years;

•	A lump sum payment equal to a pro-rata portion of the average annual incentive earned for the prior three years;

•	Continued medical, dental and life insurance coverage for two years; and

•	Continued outplacement and financial counseling services, if such services are offered at such time, for one year.

The CIC Plan provides that upon termination of employment, each participant is prohibited from soliciting our employees for a 1-year period and is subject to confidentiality restrictions. Moreover, each participant is required to sign a release of all claims against the Company prior to receiving severance benefits under the plan. The CIC Plan does not provide for any “gross-up” payments related to excise taxes that may be imposed on an executive in connection with a change in control.

For purposes of the plan, the term “cause” generally means the willful and continued failure to perform assigned duties or the willful engaging in illegal or gross misconduct that materially injures the Company. The term “good reason” generally means: (i) the assignment of duties inconsistent with the executive’s position, authority, duties or responsibilities as in effect prior to a change in control; (ii) a reduction in base salary; (iii) failure to pay incentive compensation when due; (iv) a reduction in target or maximum incentive opportunities; (v) a failure to continue the equity compensation plan or other employee benefit programs; (vi) a relocation of the executive’s office by more than forty miles (provided that it also increases the executive’s commute by more than 20 miles); or (vii) failure to require a successor to assume the plan.

The term “change in control” generally means any of the following: (i) an acquisition of 50% or more of our stock by any person or group, other than the Company, our subsidiaries or employee benefit plans; (ii) a change in the membership of our Board of Directors, such that the current incumbents and their approved successors no longer constitute a majority; (iii) a reorganization, merger, consolidation or sale or other disposition of substantially all of our assets in which any one of the following is true—our old stockholders do not hold at least 50% of the combined enterprise, there is a 50%-or-more stockholder of the combined enterprise (other than as a result of conversion of the stockholder’s pre-combination interest in the Company), or the members of our Board of Directors (immediately before the combination) do not make up a majority of the board of the combined enterprise; or (iv) stockholder approval of a complete liquidation.

62	2022 PROXY STATEMENT

Potential Payments Upon Termination or Change in Control

Treatment of Equity Awards

As described above, the Stock Incentive Plan provides for “double trigger” vesting of employee equity awards in connection with a change in control, meaning that, if the awards are assumed by the surviving entity in the change of control, vesting of the awards will not accelerate unless the executive also has a qualifying termination of employment (by the Company without cause or by the executive for good reason). In contrast, if the surviving entity does not assume the equity awards upon the change in control, unvested awards will become vested upon the occurrence of the change in control. The chart below generally summarizes how the unvested equity awards held by our current named executive officers on December 31, 2021 would be treated in connection with a change of control. Currently, none of our named executive officers hold any stock options.

PERFORMANCE-BASED RSUs	SERVICE-BASED RSUs

If the award is not assumed by the surviving entity, then the award will vest in full, either at the “target” level, if the CIC occurs during the first year of the performance period, or based on actual performance up to the date of the CIC, if the CIC occurs during the second or third year of the performance period.

If the award is not assumed by the surviving entity, then vesting accelerates upon the CIC.

If the award is assumed, then, subject to the executive’s continued employment, the award will continue to vest, either at the “target” level, if the CIC occurs during the first year of the performance period, or based on actual performance up to the date of the CIC, if the CIC occurs during the second or third year of the performance period. However, vesting of the award will be accelerated if the executive’s employment is terminated without “cause,” terminated on account of death, disability, retirement or reduction in force, or the executive terminates his or her employment for “good reason,” within 24 months after the CIC.

If the award is assumed, then vesting accelerates if the executive’s employment is terminated other than for “cause” or disability or the executive terminates his or her employment for “good reason,” within 24 months after the CIC.

The tables below quantify the amounts that would be payable to our named executive officers, other than Mr. Culhane, in the event of a change in control or in the event of termination of employment in connection with a change in control.

Qualifying Termination Within Two Years After a Change in Control

Our named executive officers, other than Mr. Culhane, would have been entitled to the following estimated payments and benefits if a change in control occurred on December 31, 2021 and the executive’s employment was terminated without “cause” or the executive terminated his or her employment for “good reason” immediately following such change in control.

EXECUTIVE	CASH ($)(1)	RESTRICTED SHARE UNITS ($)(2)	WELFARE BENEFITS ($)	OUTPLACEMENT AND FINANCIAL COUNSELING ($)	TOTAL ($)

Stephen McMillan	3,029,150	23,899,922	40,723	18,000	26,987,795

Claire Bramley	1,800,000	3,806,374	38,472	18,000	5,662,846

Todd Cione	2,000,000	12,938,825	40,296	18,000	14,997,121

Hillary Ashton	1,799,912	8,468,787	39,997	18,000	10,326,696

Kathleen Cullen-Cote	1,554,369	8,569,384	1,922	18,000	10,143,675

(1)

The cash amounts reported in this column reflect cash severance benefits under the CIC Plan, but do not reflect any pro-rata annual cash incentive payments for 2021. This is because we are required to assume a termination date of December 31, 2021. Each named executive officer employed on that date would have already earned a annual cash incentive for 2021 regardless of whether he or she terminated employment. Please refer to the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table for the amount of the 2021 annual cash incentive paid to each executive.

(2)

Equity valuations are based on the following assumptions: (i) a closing price of our stock on December 31, 2021 of $42.47; (ii) the awards are assumed in the corporate transaction and vest immediately prior to the change in control (at the “target” level, in the case of performance-based RSUs with ongoing performance periods as of December 31, 2021); and (iii) each named executive officer’s employment is terminated without “cause” or by the executive for “good reason” immediately after the corporate transaction.

63

Potential Payments Upon Termination or Change in Control

Change in Control and Equity Awards are not Assumed by Surviving Entity

Our named executive officers, other than Mr. Culhane, would have been entitled to the following estimated payments and benefits in the event that a “change in control” occurred on December 31, 2021, and the named executive officer’s equity awards were not assumed by the surviving entity. If the awards were assumed by the surviving entity, then the awards would not vest on a change in control but would vest on a qualifying termination within two years after the change in control as illustrated in the table immediately above.

NAME	RESTRICTED SHARE UNITS ($)(1)	TOTAL ($)

Stephen McMillan	23,899,922	23,899,922

Claire Bramley	3,806,374	3,806,374

Todd Cione	12,938,825	12,938,825

Hillary Ashton	8,468,787	8,468,787

Kathleen Cullen-Cote	8,569,384	8,569,384

(1)

Equity valuations are based on the following assumptions: (i) a closing price of our stock on December 31, 2021 of $42.47; and (ii) the awards are not assumed in the corporate transaction, vest immediately prior to the change in control (at the “target” level, in the case of performance-based RSUs with ongoing performance periods as of December 31, 2021) and are cashed out.

64	2022 PROXY STATEMENT

CEO PAY RATIO DISCLOSURE

We are providing the following information regarding the relationship of the annual total compensation of our CEO and that of our “median employee,” as required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K. The pay ratio information provided below is a reasonable estimate calculated in a manner consistent with the pay ratio disclosure rules.

For our 2021 fiscal year:

•	The estimated median of the annual total compensation of all of our employees, excluding the CEO, was $74,646;

•	The annual total compensation of Mr. McMillan, who was serving as our CEO on December 31, 2021, was $11,570,638, as reported in the Summary Compensation Table of this proxy statement; and

•	The ratio of the annual total compensation of our CEO to the median of the annual total compensation of all other employees was estimated to be 155 to 1.

In determining the pay ratio information provided above, we identified our “median employee” by using the following methodology, as permitted by the SEC’s pay ratio disclosure rules:

•

December 31, 2021 was selected as the date upon which we would identify our employee population and median employee, and, from our tax and payroll records, we compiled a list of all full-time, part-time, temporary and seasonal employees who were employed on that date, including employees working both within and outside of the United States.

•

Total cash compensation during the 2021 fiscal year was used as a consistently applied compensation measure to identify our median employee from the employees on the list. For this purpose, we define total cash compensation as the sum of base wages and annual incentives payable in cash during the year. We did not annualize the total cash compensation of any permanent employees who were employed for less than the full year. For employees working outside of the United States, total cash compensation was converted to U.S. dollars using 2021 exchange rates.

•	Applying the methodology described above, we determined that our median employee was a Service Experience Manager located in France.

For fiscal year 2021, we calculated the annual total compensation of the median employee using the same methodology that we used to determine the annual total compensation of the CEO, as reported in the Summary Compensation Table of this proxy statement.

It should be noted that the SEC’s pay ratio disclosure rules provide reporting companies with a great deal of flexibility in determining the methodology used to identify the median employee and the pay ratio. As such, our methodology may differ materially from the methodology used by other companies to prepare their pay ratio disclosures, which may contribute to a lack of comparability between our pay ratio and the pay ratio reported by other companies, including those within our industry.

65

ADVISORY (NON-BINDING) VOTE

ON EXECUTIVE COMPENSATION

(Item 2 on Proxy Card)

The foundation of our executive compensation program is to pay for performance. Our executive officers are compensated based on the key financial and strategic drivers of our business and in a manner that is consistent with competitive practices and sound corporate governance principles. We believe that our executive compensation program aligns our incentive compensation with the long-term interests of our stockholders because it is designed to motivate our executives to deliver long-term sustainable growth and stockholder value, and to provide retention incentives. The board encourages you to review the Executive Compensation section of this proxy statement, including the Compensation Discussion and Analysis and related tables and narratives, for additional details on our executive compensation program.

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, stockholders are able to vote to approve, on an advisory (non-binding) basis no less than once every three years, the compensation of our named executive officers (a “say-on-pay” vote). Since our annual meeting of stockholders in 2011, we have provided our stockholders with annual say-on-pay voting opportunities. In connection with our 2021 annual meeting, our advisory say-on-pay proposal received a 92% favorable vote.

Since 2015, we have regularly engaged stockholders to solicit their input regarding the Company’s executive compensation program. This past year, we again sought feedback from our largest 25 institutional investors, representing over 80% of Teradata’s outstanding shares. Our discussions with investors have historically touched on a number of themes, including stockholders’ desire that a meaningful portion of long-term incentive value continue to be allocated to equity awards that are based on longer-term performance goals with a strong rationale and linkage to our business strategy. In designing our executive compensation program, we have taken into account the common themes expressed by our stockholders. For example, as described in the Compensation Discussion and Analysis:

A substantial majority (60%) of our long-term incentive opportunity that was granted in 2021 is allocated to performance-based equity awards, with the remaining 40% providing balance to the program through service-based awards with 3-year graded vesting for retention purposes.

All of our performance-based equity awards that were granted in 2021 are once again tied to financial goals over a 3-year period that are key to the advancement of our business and valued by stockholders. In addition, consistent with the structure we adopted for the performance-based equity awards granted in 2020, to keep executives also focused on delivering overall profitable performance results (and to avoid providing a potential windfall if our cloud percentage increases at the expense of declining ARR), payout under the performance-based equity awards will not be earned unless we also achieve certain annual threshold levels of non-GAAP operating margin as a percentage of revenue and total ARR.

We also ensure that all of the annual cash incentive is performance based by being tied to the achievement of three key financial measures that support the strategic focus of our business. As described in the Compensation Discussion and Analysis section, for the annual cash incentive awards granted in 2021, the financial measures were ARR growth, public cloud ARR growth and non-GAAP operating margin as a percentage of revenue.

We are providing our stockholders with the opportunity to cast non-binding advisory votes to approve the compensation of our named executive officers for 2021, and are asking stockholders to vote to adopt the following resolution:

RESOLVED, that the stockholders of Teradata Corporation approve, on an advisory basis, the compensation of the Company’s named executive officers, as such compensation is described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure and related material, set forth in the Company’s definitive proxy statement for the 2022 annual meeting of stockholders.

This say-on-pay proposal vote is intended to provide an overall assessment of our executive compensation program rather than focus on any specific item of compensation. As an advisory vote, this proposal is non-binding. However, the board and our Compensation and Human Resource Committee, which is responsible for designing and overseeing the administration of our executive compensation program, values the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our executive officers. The next say-on-pay vote will occur at our 2023 annual meeting.

The Board of Directors recommends that you vote FOR this proposal.

66	2022 PROXY STATEMENT

Advisory (Non-Binding) Vote on Executive Compensation

Proxies will be so voted unless stockholders specify otherwise in their proxies. Abstentions will have the same effect as votes against the matter and shares that are the subject of a broker “non-vote” will be deemed absent and will have no effect on the outcome of the vote. Approval of this resolution requires the affirmative vote of a majority of the voting power present (in person or by proxy) at the meeting and entitled to vote on this item of business. However, the results of this vote are not binding on the board, whether or not any resolution is passed under this voting standard. To the extent there is any significant vote against our executive compensation program, the Compensation and Human Resource Committee will evaluate whether any actions are necessary and appropriate to address stockholder concerns.

67

CURRENT EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2021 about Shares issuable under the Teradata Stock Incentive Plan (“SIP”), Teradata New Employee Stock Inducement Plan (“NESIP”), Teradata Corporation 2007 Stock Incentive Plan, Teradata Employee Stock Purchase Plan and certain inducement awards.

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUABLE UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS (a)		WEIGHTED- AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS (b)		NUMBER OF SECURITIES REMAINING AVAILABLE FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (A)) (c)

Equity compensation plans approved by security holders	8,152,170	(1)	$ 40.88	(2)	6,574,173	(3)

Equity compensation plans not approved by security holders	260,017	(4)	N/A		198,539	(5)

Total	8,412,187		$ 40.88		6,772,712

(1)

Represents the number of Shares that may be issued under performance-based restricted share units (at target), service-based restricted share units and deferred shares granted under the SIP to our employees and non-employee directors, along with the number of Shares that may be issued in connection with the exercise of outstanding stock options granted under the SIP and the Teradata Corporation 2007 Stock Incentive Plan.

(2)

Represents the weighted average exercise price of outstanding stock options listed in column (a) (Equity compensation plans approved by security holders) and does not take into account the performance-based restricted share units, service-based restricted share units and deferred shares.

(3)

Represents the number of Shares available for issuance under the SIP and the Teradata Employee Stock Purchase Plan, other than Shares available for issuance in connection with the exercise of outstanding stock options and the settlement of performance-based restricted share units, service-based restricted share units and deferred shares.

(4)

Includes the number of Shares that may be issued under performance-based restricted share units (at target) and service-based restricted share units granted to Mr. McMillan upon his commencement of employment on June 9, 2020 that were unvested as of December 31, 2021. The awards were made as a material inducement for Mr. McMillan joining Teradata as President and Chief Executive Officer and a member of the Board of Directors. The awards are as follows: (i) a make-whole award consisting of service-based restricted share units covering 200,530 shares, of which 44,524 vested on December 1, 2020, 42% will vest on the first anniversary of the date of grant, and 13% will vest on the second anniversary of the date of grant, (ii) an annual grant of service-based restricted share units covering 146,237 shares, which shall vest in equal amounts on the first, second and third anniversaries of the grant date, and (iii) an annual grant of performance-based restricted share units covering 219,355 shares, which shall vest based on the extent to which the Company achieves two equally weighted financial goals (year-over-year growth of reported annual recurring revenue and free cash flow as a percent of total reported revenue) during the 3-year performance period ending December 31, 2022. These restricted share units were all granted outside of the SIP (but generally have terms and conditions consistent with those set forth in that plan) and were approved by the independent members of the Board of Directors in reliance on the employment inducement exemption under the NYSE’s Listed Company Manual Rule 303A.08. Also includes the following awards to the extent they were unvested as of December 31, 2021: (x) 42,955 service-based restricted share units granted to Nicolas Chapman under the NESIP upon his commencement of employment on September 22, 2020, which was made as a material inducement for Mr. Chapman joining Teradata as EVP and Chief Strategy Officer and was subject to the following vesting schedule: 33.3% will vest on the first, second, and third anniversary of the date of grant, in each case subject to continued employment, and (y) 308,506 service-based restricted share units granted to Todd Cione under the NESIP upon his commencement of employment on January 4, 2021, which was made as a material inducement for Mr. Cione joining Teradata as Chief Revenue Officer and was subject to the following vesting schedule: 25% on the date that is six months after the date of grant, 25% on the first anniversary of the date of grant, 30% on the second anniversary of the date of grant and 20% on the third anniversary of the date of grant, in each case subject to continued employment.

(5)

Includes 198,539 Shares available for issuance under the NESIP, under which the Company may grant equity incentive compensation as a material inducement for certain individuals to commence employment with Teradata within the meaning of Rule 303A.08 of the NYSE Listed Company Manual. Awards granted under the NESIP may be in the form of stock options, stock appreciation rights, restricted shares, restricted share units, other share-based awards or any combination of those awards. The only individuals eligible to receive grants of awards under the NESIP are individuals who satisfy the standards for “inducement awards” under Rule 303A.08 of the NYSE Listed Company Manual.

68	2022 PROXY STATEMENT

VOTE ON APPROVAL OF AMENDMENT NO. 1 TO THE

TERADATA 2012 STOCK INCENTIVE PLAN

(Item 3 on Proxy Card)

The Board of Directors is asking our stockholders to approve an amendment to the Teradata 2012 Stock Incentive Plan (the “SIP”). Our stockholders initially approved the SIP on April 20, 2012. The SIP has since been amended and restated and was most recently approved by our stockholders on May 4, 2021. On February 25, 2022, the Board of Directors, upon the recommendation of the Compensation and Human Resource Committee (the “Committee”), approved an additional amendment of the SIP, effective as of February 25, 2022, but subject to stockholder approval as required at the 2022 annual meeting, in order to:

•	Increase the number of shares of our common stock (“Shares”) reserved for issuance or delivery under the SIP by 2,500,000 Shares; and

•	Extend the term of the SIP from March 1, 2024 to March 1, 2027.

The Board of Directors recommends that you vote FOR this proposal.

The complete text of the amendment to the SIP is attached as Appendix A to this proxy statement. The following summary of the plan does not purport to be complete and is qualified in its entirety by reference to Appendix A and the full text of the SIP (prior to the proposed amendment) incorporated herein by reference to Appendix A to Teradata Corporation’s Definitive Proxy Statement, as amended, for its 2021 Annual Meeting of Stockholders filed with the SEC on March 18, 2021 (SEC File No. 001-33458).

Summary of Amendments

We are seeking stockholder approval of the amendment to the SIP to authorize an additional 2,500,000 Shares for issuance as awards under the SIP and to extend the term of the SIP from March 1, 2024 to March 1, 2027. The Board of Directors believes that the proposed amendment to the SIP is an integral part of our long-term incentive philosophy and is necessary to continue providing the appropriate levels and types of equity compensation for our employees and non-employee directors.

Factors Regarding Our Equity Usage and Needs

•

Increased Market Volatility Driving Need for More Shares: Stock price volatility, combined with equity award issuances in connection with new hires, has reduced the pool of Shares we have available under the SIP. To continue to attract and retain employees and align their interests with those of our stockholders, we are seeking stockholder approval to make an additional 2,500,000 Shares available for issuance under the SIP (in addition to the 2,817,256 Shares remaining available for grant as of March 1, 2022). We would expect this increased Share pool under the SIP to be sufficient for equity grants to our employees for up to the next 2 fiscal years at the current stock price, or longer if our stock price increases as we execute on our business strategy.

•

Equity is Essential to Talent Acquisition and Retention: It is essential that we continue the use of equity compensation to better position us in the market and allow us to retain our skilled employees while attracting talented new employees to help us achieve our objectives, which include increasing stockholder value by growing the business. Without the approval of an addition to our Share reserve, we will not be able to continue to compete in this highly competitive market. This would ultimately result in the loss of critical talent and inhibit our ability to meet our future growth objectives. In addition, we may be required to increase the cash compensation of our compensation programs to remain at competitive levels in the marketplace. We intend to use the additional Shares to recruit and retain employees.

Historic Use of Equity and Outstanding Awards

In determining the size of this Share request, the Committee considered, among other things, our outstanding equity awards, our burn rate, our stock price and volatility, our projected recruiting and retention needs, the potential dilution of our equity compensation program, the voting guidelines of certain institutional investors and proxy advisory firms, and the advice of the

69

Vote on Approval of Amendment No. 1 To The Teradata 2012 Stock Incentive Plan (Item 3 on Proxy Card)

Committee’s independent consultant. The results of this comprehensive analysis were presented to the Committee and the Board of Directors for its consideration. Certain of these factors are outlined below:

Outstanding Awards

As of March 1, 2022, when aggregating the SIP and NESIP (as defined below), there were 6,023,222 Shares subject to outstanding service-based restricted share unit awards, 1,598,741 Shares subject to outstanding performance-based restricted share unit awards (calculated at target) and 738,135 Shares subject to outstanding stock options. As of that date, the weighted average exercise price of the outstanding stock options was $41.10, the weighted average remaining contractual term for the stock options was 2.88 years, and the closing market price of a Share as reported on the NYSE was $49.45 per share.

Burn Rate

We use our burn rate to measure the potential life expectancy of our equity plan and stockholder dilution. Our burn rate experience is summarized in the table below, which provides data on our Share usage under our SIP and NESIP for the last three completed fiscal years.

FISCAL YEAR	STOCK OPTIONS GRANTED	SERVICE-BASED RSUs GRANTED	PERFORMANCE- BASED RSUs EARNED(2)	TOTAL SHARES	BURN RATE

2021(1)	0	3,386,314	623,321	4,009,635	3.70%

2020(1)	0	5,402,996	116,062	5,519,058	5.05%

2019	0	3,268,013	279,010	3,547,023	3.11%

3-year Average Burn Rate (2019-2021)					3.95%

(1)

On May 29, 2020, the board adopted the Teradata Incentive Stock Purchase Plan (the “ISPP”), effective as of June 1, 2020. The ISPP provides eligible employees an opportunity to purchase Shares from the Company at fair market value using cash compensation that was otherwise due under the Company’s 2020 annual incentive programs. The purchase date for the Shares was February 25, 2021. The ISPP terminated on June 1, 2021. We have not included the Shares available under the ISPP in the burn rate calculation, as it is a so-called “fair market value purchase plan” (or a “stock in lieu of cash” plan). The ISPP is not intended to be treated as an “equity-compensation plan” within the meaning of Rule 303A.08 of the Listed Company Manual of the NYSE, and, as such, stockholders were not required to approve the plan.

(2)	The total amount of performance-based RSUs granted in each year was as follows (calculated at target): (i) 517,719 in 2021, (ii) 851,063 in 2020, and (iii) 558,719 in 2019.

Our burn rate is calculated as the total amount of equity granted in any year, divided by the weighted average number of common shares outstanding as of the end of each fiscal year. For purposes of this calculation (i) stock options and service-based restricted share unit awards were counted in the year granted, and (ii) performance-based restricted share unit awards were counted in the year earned (and only to the extent earned).

Our burn rate in recent years has been impacted by, among other factors, volatility in our stock price along with the granting of new-hire equity awards, including to senior executives as we continued to refresh our executive leadership team. We expect that our burn rate will normalize going forward. Our future burn rate will depend on a number of factors, including the number of participants in the SIP, our stock price, changes to our compensation strategy, changes in business practices or industry standards, changes in our capital structure due to stock splits or similar events, the compensation practices of our competitors or changes in compensation practices in the market generally, and the methodology used to establish the equity award mix.

Dilution and Overhang

We measure the dilutive impact of our equity program (i.e., overhang) by dividing (i) the number of Shares subject to outstanding equity awards, plus the number of Shares available to be granted under the SIP and the Teradata New Employee Stock Inducement Plan (the “NESIP”), described below (the “numerator”), by (ii) the total number of Shares outstanding, plus the Shares included in the numerator. As of March 1, 2021, our fully diluted overhang was approximately 9.97%. The 2,500,000 additional Shares being requested under the SIP would bring our fully diluted overhang to approximately 11.90% as of March 1, 2022, which we believe to be within industry norms.

As noted above, we have included in the overhang calculation Shares available for issuance under the NESIP, which was adopted by the board on May 29, 2020. Under the NESIP, the Company may grant equity incentive compensation as a material inducement for certain individuals to commence employment with Teradata within the meaning of Rule 303A.08 of the NYSE Listed Company

70	2022 PROXY STATEMENT

Vote on Approval of Amendment No. 1 To The Teradata 2012 Stock Incentive Plan (Item 3 on Proxy Card)

Manual. Awards granted under the NESIP may be in the form of stock options, stock appreciation rights, restricted shares, restricted share units, other share-based awards or any combination of those awards. The only individuals eligible to receive grants of awards under the NESIP are individuals who satisfy the standards for “inducement awards” under Rule 303A.08 of the NYSE Listed Company Manual. A total of 550,000 Shares are reserved for grant under the NESIP, subject to adjustment as provided in the NESIP, of which 198,539 remained for issuance as of March 1, 2022. Shares issued under the NESIP may include authorized but unissued shares, treasury shares, shares purchased in the open market, or a combination of the foregoing. The NESIP is scheduled to terminate on June 1, 2023, or such earlier date that the board shall determine. The NESIP is not intended to be treated as an “equity-compensation plan” within the meaning of Rule 303A.08 of the Listed Company Manual of the NYSE, and, as such, stockholders were not required to approve the plan.

Plan Highlights

The SIP contains provisions that are consistent with our compensation philosophy and designed to protect the interests of our stockholders, including the following:

FEATURE	DESCRIPTION

Prohibition on Liberal Share Recycling

The SIP prohibits liberal share recycling, meaning that Shares tendered in payment of the exercise price of a stock option, Shares withheld to satisfy a tax withholding obligation, and Shares that are repurchased by the Company with stock option proceeds will not be added back to the SIP. In addition, when a SAR is settled in Shares, all of the Shares underlying the SAR will be counted against the share limit of the SIP.

No Discounted Stock Options or SARs	The SIP does not permit the use of “discounted” stock options or SARs.

No Re-Pricing of Stock Options or SARs; No Reload Awards

The SIP does not permit the “repricing” of stock options and SARs without stockholder approval. This includes a prohibition on cash buyouts of underwater options or SARs and “reloads” in connection with the exercise of options or SARs.

No “Liberal” Change in Control Definition	The SIP does not provide a “liberal” change in control definition, which means that a change in control must actually occur in order for the change in control provisions in the SIP to be triggered.

“Double Trigger” Vesting in Connection with a Change in Control

The SIP provides for “double trigger” vesting of equity awards that are assumed in a change in control transaction, which means that awards assumed in a transaction will continue to vest on their regularly-scheduled vesting date or, if earlier, upon a qualifying termination of employment within 2 years after a change in control.

Forfeiture Provisions	Awards granted under the SIP and certain payouts will be subject to forfeiture as provided by the Committee if a participant is terminated for cause.

Clawback Provisions

Awards granted under the SIP are subject to recoupment under our Compensation Recovery Policy, which provides that Teradata may recover compensation provided to certain executives under performance-based equity awards if the payment, grant or vesting of such award was based on financial results that were subsequently restated.

No Dividends or Dividend Equivalents on Unvested Awards or Stock Options/SARs

Dividends or dividend equivalents payable with respect to any awards granted under the SIP will be accumulated or reinvested until such award is earned, and the dividends or dividend equivalents shall not be paid if the underlying award does not become vested. Additionally, no dividend equivalents will be granted with respect to Shares underlying a stock option or SAR.

71

Vote on Approval of Amendment No. 1 To The Teradata 2012 Stock Incentive Plan (Item 3 on Proxy Card)

FEATURE	DESCRIPTION

Stock Ownership and Holding Guidelines

Shares issued pursuant to the SIP are subject to the Company’s stock ownership guidelines. Executives are required to retain 50%, during an initial compliance period, and, thereafter, 100% of their Shares net of taxes received under awards granted under the SIP until the applicable minimum ownership level requirement has been achieved.

Summary of the Plan

General

Awards granted under the SIP may be in the form of stock options, SARs, restricted shares, restricted share units, other share-based awards or any combination of those awards. No awards may be made under the SIP after February 28, 2027.

Administration

The SIP will be administered by the Committee, or by such other committee or subcommittee as may be appointed by our Board of Directors, and which consists entirely of two or more individuals who are “independent directors” within the meaning of NYSE rules and “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. The Committee can make rules and regulations and establish such procedures for the administration of the SIP as it deems appropriate and may delegate any of its authority to one or more directors or executive officers of the Company, to the extent permitted by applicable laws. Our board retains authority to administer and issue awards under the SIP and, specifically reserves the exclusive authority to approve and administer all awards granted to non-employee directors under the SIP.

Eligibility

The SIP provides for awards to our non-employee directors and to officers, employees and consultants of the Company and our subsidiaries, except that incentive stock options may only be granted to employees of the Company and our subsidiaries. It is currently anticipated that approximately 2,288 employees and consultants and 8 non-employee directors will be eligible for awards under the SIP. The Committee is authorized to select the employees and consultants who will receive awards under the SIP from time-to-time. Under our current director compensation program, each of the non-employee directors receives a grant of equity awards at the conclusion of the annual meeting.

Shares Available

The maximum number of Shares that may be issued or transferred with respect to awards under the SIP is 33,900,000 subject to adjustment as provided below. Shares issued under the SIP may include authorized but unissued shares, treasury shares, shares purchased in the open market, or a combination of the foregoing.

Shares underlying awards that are settled in cash or that terminate or are forfeited, cancelled or surrendered without the issuance of Shares or the release of a substantial risk of forfeiture will again be available for issuance under the SIP. Shares surrendered to pay the exercise price of stock options, repurchased by us with option proceeds, or withheld for taxes upon exercise or vesting of an award, will not again be available for issuance under the SIP. In addition, when a SAR is exercised and settled in Shares, all of the Shares underlying the SAR will be counted against the share limit of the SIP regardless of the number of Shares used to settle the SAR.

Shares delivered under awards that are granted in assumption of, or in substitution or exchange for, outstanding awards previously granted by an entity acquired directly or indirectly by the Company or with which the Company directly or indirectly combines (“Substitute Awards”), shall not count against the SIP’s share limit, except as may be required by the rules and regulations of any stock exchange or trading market.

72	2022 PROXY STATEMENT

Vote on Approval of Amendment No. 1 To The Teradata 2012 Stock Incentive Plan (Item 3 on Proxy Card)

Individual Award Limits under Section 162(m)

To comply with the performance-based exception from Section 162(m) of the Internal Revenue Code (“Section 162(m)”) that was in effect prior to Tax Reform and Jobs Act of 2017, the SIP imposes the following additional individual sub-limits on awards that was intended to satisfy the exception:

•	the maximum aggregate number of Shares that may be subject to stock options or SARs granted in any calendar year to any one participant will be 2,000,000 Shares;

•	the maximum aggregate number of restricted shares and Shares subject to restricted share units granted in any calendar year to any one participant will be 750,000 Shares;

•	the maximum aggregate compensation that can be paid pursuant to other share-based awards granted in any calendar year to any one participant will be $5,000,000 or a number of Shares having an aggregate fair market value not in excess of such amount; and

•	the maximum dividend equivalents that may be paid in any calendar year to any one participant will be $500,000.

Although the Tax Reform and Jobs Act of 2017 generally eliminated the ability to deduct compensation qualifying for the “performance-based compensation” exemption to Section 162(m) for tax years commencing after December 31, 2017, these provisions remain in the SIP. We will not make future awards under the SIP that are intended to qualify for this exemption and therefore these limits will not apply.

Non-Employee Director Award Limits

The SIP includes limits on awards to non-employee directors. In particular, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of the awards granted under the SIP during any one calendar year to any one non-employee director may not exceed $500,000. This limitation does not apply to awards made at the election of the non-employee director in lieu of all or a portion of annual and committee cash retainers.

Stock Options

Subject to the terms and provisions of the SIP, options to purchase Shares may be granted to eligible individuals at any time and from time to time as determined by the Committee. Options may be granted as incentive stock options (all of the Shares available for issuance under the SIP may be issued pursuant to incentive stock options), or as non-qualified stock options. Subject to the limits provided in the SIP, the Committee or its delegate determines the number of options granted to each recipient. Each option grant will be evidenced by a stock option agreement that specifies whether the options are intended to be incentive stock options or non-qualified stock options and such additional limitations, terms and conditions as the Committee may determine.

The exercise price for each option (other than Substitute Awards) may not be less than 100% of the fair market value of a Share on the date of grant.

All options granted under the SIP will expire no later than ten years from the date of grant. The method of exercising an option granted under the plan will be set forth in the stock option agreement for that particular option and may include payment of cash or cash equivalent, tender of previously acquired shares with a fair market value equal to the exercise price, a cashless exercise (including withholding of shares otherwise deliverable on exercise or a broker-assisted arrangement as permitted by applicable laws), a combination of the foregoing methods, or any other method approved by the Committee in its discretion.

At the discretion of the Committee, the stock option agreement evidencing an award of stock options may contain limitations on the exercise of options under certain circumstances upon or after the termination of employment or in the event of death, disability or retirement. The granting of an option does not accord the recipient the rights of a stockholder, and such rights accrue only after the exercise of an option and the registration of Shares in the recipient’s name. The Committee last granted stock options in 2017.

Stock Appreciation Rights

The Committee in its discretion may grant SARs under the SIP. A SAR entitles the holder to receive from us upon exercise an amount equal to the excess, if any, of the aggregate fair market value of a specified number of Shares that are the subject of such SAR over the aggregate exercise price for the underlying Shares. At the discretion of the Committee, the award agreement evidencing an award of SARs may place limitations on the exercise of such SARs under certain circumstances upon or after the termination of employment or in the event of death, disability, or retirement.

73

Vote on Approval of Amendment No. 1 To The Teradata 2012 Stock Incentive Plan (Item 3 on Proxy Card)

The exercise price for each SAR (other than Substitute Awards) may not be less than 100% of the fair market value of a Share on the date of grant.

We may make payment of the amount to which the participant exercising SARs is entitled by delivering Shares, cash or a combination of Shares and cash, as set forth in the applicable award agreement. Each SAR will be evidenced by an award agreement that specifies the date and terms of the award and such additional limitations, terms and conditions as the Committee may determine.

Restricted Shares

Under the SIP, the Committee may grant or sell to participants Shares that are subject to forfeiture and restrictions on transferability. Except for these restrictions and any others imposed by the Committee, upon the grant of restricted shares, the recipient will have rights of a stockholder with respect to the restricted shares, including the right to vote the restricted shares and to receive all dividends and other distributions paid or made with respect to the restricted shares. During the applicable restriction period, the recipient may not sell, transfer, pledge, exchange or otherwise encumber the restricted shares. Each award of restricted shares will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions, which may include restrictions based upon the achievement of performance objectives, as the Committee may determine. Any award of restricted shares will provide that receipt of any dividends paid on those restricted shares will be subject to the same terms and conditions as the underlying award (including service-based vesting conditions and performance objectives) and will not be paid unless the underlying award becomes vested.

Restricted Share Units

Under the SIP, the Committee may grant or sell to plan participants restricted share units, which constitute an agreement to deliver Shares to the participant in the future at the end of a restriction period and subject to such other terms and conditions as the Committee may specify. Restricted share units are not Shares and do not entitle the recipients to the rights of a stockholder. Restricted share units granted under the SIP may or may not be subject to performance conditions. Restricted share units will be settled in cash or Shares, in an amount based on the fair market value of a Share on the settlement date. Each restricted share unit award will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions as the Committee may determine, which may include restrictions based upon the achievement of performance objectives.

Other Share-Based Awards

The SIP also provides for grants of other share-based awards under the plan, which may include unrestricted Shares or service-based or performance-based unit awards that are settled in Shares or cash. Each other share-based award will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions as the Committee may determine.

Dividend Equivalents

Awards (other than stock options and SARs) may provide the participant with dividend equivalents, on a deferred and contingent basis, and payable either in cash or in additional Shares, as determined by the Committee in its sole discretion and set forth in the related award agreement. Any such dividend equivalents will be subject to the same terms and conditions as the underlying award (including service-based vesting conditions and performance objectives) and will not be paid unless the underlying award becomes vested. No dividend equivalents may be granted with respect to Shares underlying a stock option or SAR.

Performance Objectives

The plan provides that performance objectives may be established by the Committee in connection with any award granted under the SIP. Performance objectives may relate to performance of the Company or one or more of our subsidiaries, divisions, departments, units, functions, partnerships, joint ventures or minority investments, product lines or products, or the performance of an individual participant, and performance objectives may be made relative to the performance of a group of companies or a special index of companies.

The performance objectives applicable to an award granted under the SIP shall be based on such criteria as the Committee may determine, in its discretion, which may include (but shall not be limited to) one or more of the following: revenues; revenue growth; product revenue growth; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest,

74	2022 PROXY STATEMENT

Vote on Approval of Amendment No. 1 To The Teradata 2012 Stock Incentive Plan (Item 3 on Proxy Card)

taxes, depreciation and amortization); earnings per share; operating income; pre- or after-tax income (before or after allocation of corporate overhead and bonus); cash flow (before or after dividends); cash flow per share (before or after dividends); gross margin; return on equity; return on capital (including return on total capital or return on invested capital); cash flow return on investment; return on assets or operating assets; economic value added (or an equivalent metric); stock price appreciation; total stockholder return (measured in terms of stock price appreciation and dividend growth); cost control; gross profit; operating profit; cash generation; unit volume; stock price; market share; new account wins; capital structure; sales; asset quality; product and services quality or delivery goals; cost saving levels; marketing-spending efficiency; core non-interest income; debt reductions; stockholder equity; regulatory achievements; implementation, completion or attainment of measurable objectives with respect to strategy, research, development, products or projects; business transformation objectives; recruiting and maintaining personnel; or change in working capital. For the avoidance of doubt, any performance objectives that are financial metrics, may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”) if applicable or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP.

The Committee may provide in any award agreement that any evaluation of attainment of a performance objective may include or exclude any of the following events that occurs during the relevant period: (i) asset write downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (iv) any reorganization and restructuring programs; (v) unusual or infrequently occurring items as described in Financial Accounting Standards Board Accounting Standards Update No. 2015-01 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Annual Report on Form 10-K for the applicable year; (vi) acquisitions or divestitures; (vii) foreign exchange gains and losses; and (viii) other events identified by the Committee.

Change in Control

The SIP provides for “double-trigger” vesting of equity awards in connection with a change in control of Teradata, as described below.

To the extent that outstanding awards granted under the SIP Plan are assumed, converted or replaced by the entity resulting from the change in control, then, except as otherwise provided in the applicable award agreement or in an applicable severance plan or written agreement with the participant, all outstanding awards will continue to vest and become exercisable (as applicable) based on continued service during the remaining vesting period, with performance-based awards being converted to service-based awards at the “target” level (if the change in control occurs before the end of the applicable performance period) or based on actual performance (if the applicable performance period has been completed). Vesting and exercisability of awards that are assumed in connection with a change in control generally would be accelerated in full, on a “double-trigger” basis, if, within 24 months after the change in control, the participant’s employment is involuntarily terminated due to death, disability or termination without “cause”, or, for a participant who is entitled to “good reason” protections under an applicable Teradata severance plan or similar arrangement, the participant terminates his or her employment for “good reason.” Any such awards that are stock options or SARs generally would remain exercisable until the earlier of one year after the termination of the participant’s employment or the expiration date of the award.

To the extent outstanding awards granted under the SIP are not assumed, converted or replaced by the entity resulting from the change in control, then such awards would become vested in full, effective immediately upon the date of the change in control, with performance-based awards becoming vested at the “target” level (if the change in control occurs before the end of the applicable performance period) or based on actual performance (if the applicable performance period has been completed). Any such awards that are stock options or SARs would remain exercisable until the earlier of one year after the termination of the participant’s employment or the expiration date of the award. The Committee also has the right to cancel any awards that are not assumed in connection with a change in control, in exchange for a payment in cash or other property (including shares of the resulting entity) in an amount equal to the excess of the fair market value of the shares subject to the award over any exercise price related to the award, including the right to cancel any “underwater” stock options and SARs without payment therefor.

A change in control generally means (i) the acquisition of 50% or more of our outstanding stock; (ii) our incumbent directors ceasing to constitute at least a majority of the members of our board; (iii) a reorganization, merger, disposition of substantially all of our assets, unless (a) substantially all of the beneficial owners of our outstanding stock prior to the transaction continue to own (in the same proportions) more than 50% of the outstanding stock of the resulting corporation, (b) no person owns 50% or more of the outstanding stock of the resulting corporation, and (c) at least a majority of the members of the board of the resulting corporation are individuals who were our incumbent directors prior to the transaction; or (iv) stockholder approval of our complete liquidation or dissolution.

For purposes of the SIP, “cause” as a reason for termination of employment or service shall have the meaning provided in any applicable employment, consulting or similar agreement with the participant, or, if not so defined, generally shall mean (i) conviction of a felony, (ii) dishonesty in the course of the participant’s duties, (iii) failure to perform the participant’s duties in any material

75

Vote on Approval of Amendment No. 1 To The Teradata 2012 Stock Incentive Plan (Item 3 on Proxy Card)

respect, (iv) a material violation of our ethics and compliance program, or (v) such other events specified in an applicable award agreement. The term “good reason” shall have the meaning provided in our Change in Control Severance Plan or an applicable severance policy or employment, consulting or other applicable agreement between us and the participant. If “good reason” is not defined with respect to a participant in accordance with the foregoing sentence, it shall have no application under the SIP for that participant.

Forfeiture of Awards

If we terminate a participant’s employment or service for “cause” (as defined above), then, as determined in the discretion of the Committee, the participant shall (i) forfeit outstanding awards granted under the SIP; (ii) return all Shares then held by the participant that were acquired pursuant to awards under the SIP within 2 years prior to the participant’s date of termination (in exchange for repayment of any purchase price actually paid by the participant for those Shares); and (iii) repay us the value of any Shares that the participant has disposed of that were acquired pursuant to awards under the SIP within 2 years prior to the participant’s date of termination, less the amount of any purchase price actually paid by the participant for those Shares.

Awards granted under the SIP are also subject to forfeiture or repayment to us as provided pursuant to our compensation recovery (or “clawback”) policy.

Adjustments

In the event of any equity restructuring, such as a stock dividend, stock split, spin off, rights offering or recapitalization through a large, nonrecurring cash dividend, the Committee will adjust the number and kind of Shares that may be delivered under the SIP, the individual award limits, and, with respect to outstanding awards, the number and kind of Shares subject to outstanding awards and the exercise price or other price of Shares subject to outstanding awards, to prevent dilution or enlargement of rights. In the event of any other change in corporate capitalization, such as a merger, consolidation or liquidation, the Committee may, in its discretion, make such equitable adjustment as described in the foregoing sentence, to prevent dilution or enlargement of rights. However, unless otherwise determined by the Committee, we will always round down to a whole number of Shares subject to any award. Moreover, in the event of any such transaction or event, the Committee, in its discretion, may provide in substitution for any or all outstanding awards such alternative consideration (including cash) as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced.

Transferability

Except as the Committee otherwise determines, awards granted under the SIP will not be transferable by a participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Committee, stock options and SARs will be exercisable during a participant’s lifetime only by him or her or, in the event of the participant’s incapacity, by his or her guardian or legal representative. Any award made under the SIP may provide that any Shares issued as a result of the award will be subject to further restrictions on transfer.

Amendment

Our Board of Directors may amend, alter or discontinue the SIP at any time, with stockholder approval to the extent required by applicable laws. No such amendment or termination, however, may adversely affect in any material way any holder of outstanding awards without his or her consent, except for amendments made to cause the plan to comply with applicable law, stock exchange rules or accounting rules. No award may be amended or otherwise subject to any action that would be treated as a “repricing” of such award, unless such action is approved by our stockholders.

Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of awards made under the SIP, based upon the laws in effect on the date hereof. The discussion is general in nature and does not take into account a number of considerations which may apply in light of the circumstances of a particular participant under the plan. The income tax consequences under applicable state and local tax laws may not be the same as under federal income tax laws.

Non-Qualified Stock Options. A participant will not recognize taxable income at the time of grant of a non-qualified stock option, and we will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the Shares purchased over their exercise price, and we generally will be entitled to a corresponding deduction.

76	2022 PROXY STATEMENT

Vote on Approval of Amendment No. 1 To The Teradata 2012 Stock Incentive Plan (Item 3 on Proxy Card)

Incentive Stock Options. A participant will not recognize taxable income at the time of grant of an incentive stock option. A participant will not recognize taxable income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the Shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date the Shares were transferred, any gain or loss arising from a subsequent disposition of such Shares will be taxed as long-term capital gain or loss, and we will not be entitled to any deduction. If, however, such Shares are disposed of within either of such two- or one-year periods, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of the amount realized upon such disposition and the fair market value of such Shares on the date of exercise over the exercise price, and we generally will be entitled to a corresponding deduction, except to the extent the deduction limits may be applicable under Section 162(m).

Stock Appreciation Rights. A participant will not recognize taxable income at the time of grant of a SAR, and we will not be entitled to a tax deduction at such time. Upon exercise, a participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) equal to the fair market value of any Shares delivered and the amount of cash paid by us, and we generally will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) apply.

Restricted Shares. A participant will not recognize taxable income at the time of grant of restricted shares, and we will not be entitled to a tax deduction at such time, unless the participant makes an election under Section 83(b) of the Internal Revenue Code to be taxed at such time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant equal to the excess of the fair market value of the Shares at such time over the amount, if any, paid for such Shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the Shares at such time over the amount, if any, paid for such Shares. We are entitled to a corresponding deduction at the time the ordinary income is recognized by the participant, except to the extent the deduction limits of Section 162(m) apply.

Restricted Share Units. A participant will not recognize taxable income at the time of grant of a restricted share unit award, and we will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of settlement of the award equal to the fair market value of any Shares delivered and the amount of cash paid by us, and we will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) apply.

Section 162(m). Prior to 2018, Section 162(m) generally provided that the Company may not deduct compensation paid to a “covered employee” (generally our named executive officers serving on the last day of the year other than the chief financial officer) to the extent it exceeds $1 million. Performance-based compensation paid pursuant to stockholder approved plans generally was not subject to the $1 million deduction limit, provided that certain requirements were satisfied. The Tax Cuts and Jobs Act, which was enacted on December 22, 2017, includes a number of significant changes to Section 162(m), such as the repeal of the performance-based compensation exemption and the expansion of the definition of “covered employees” (for example, by including the chief financial officer and certain former named executive officers as covered employees). As a result of these changes, except as otherwise provided in the transition relief provisions of the Tax Cuts and Jobs Act, awards granted under the SIP to a covered employee after the proposed amendment generally will not be deductible, to the extent that the total compensation paid to that employee for a year exceeds $1 million. The proposed amendment to the SIP is not intended to affect the availability of transition relief for awards previously granted under the SIP that were intended to qualify as qualified performance-based compensation. In addition, consistent with our executive compensation philosophy of linking pay to performance and aligning executive interests with those of our shareholders, we currently expect that we will continue to structure our executive compensation program so that a significant portion of total executive compensation is linked to the performance of our Company even though amounts in excess of the Code Section 162(m) limit are no longer deductible.

Section 409A. Section 409A of the Internal Revenue Code imposes certain restrictions upon the payment of nonqualified deferred compensation. We intend that awards granted under the SIP will be designed and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Internal Revenue Code.

Registration with the SEC

The Company intends to file a Registration Statement on Form S-8 relating to the issuance of additional Shares under the SIP with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, after approval of the amendment to the SIP by the Company’s stockholders.

77

Vote on Approval of Amendment No. 1 To The Teradata 2012 Stock Incentive Plan (Item 3 on Proxy Card)

New Plan Benefits

The Committee and the board retain discretion under the SIP to determine which directors, officers, employees and consultants will receive awards and the amount and type of awards. Therefore, we are not able to determine the total number of individuals who will participate in the SIP or the total amount of awards granted thereunder.

Current Equity Compensation Plan Information

For information regarding our Shares issuable under the SIP, NESIP, Teradata Corporation 2007 Stock Incentive Plan, Teradata Employee Stock Purchase Plan and certain inducement awards to our Chief Executive Officer, see Current Equity Compensation Plan Information.

The Board of Directors recommends that you vote FOR this proposal.

Approval of this proposal requires the affirmative vote of a majority of the voting power present (in person or by proxy) at the meeting and entitled to vote on this item of business. Proxies solicited by the Board of Directors will be voted FOR this proposal, unless you specify otherwise in your proxy. Abstentions will have the same effect as votes against the matter and shares that are the subject of a broker “non-vote” will be deemed absent and will have no effect on the outcome of the vote.

78	2022 PROXY STATEMENT

DIRECTORS’ PROPOSAL TO RATIFY THE

APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR 2022

(Item 4 on Proxy Card)

The Audit Committee of the Board of Directors, which is composed entirely of independent directors, appointed PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for 2022 to audit our consolidated financial statements. The board has approved this appointment and, as a matter of good corporate governance, is asking you to ratify this appointment.

In determining whether to reappoint PwC as our independent auditor, the Audit Committee considers, among other things, the length of time PwC has been engaged, in addition to considering the quality of the discussions with the independent auditor and an assessment of past performance of PwC. The Audit Committee annually reviews PwC’s independence and performance in deciding whether to retain PwC or engage another firm as our independent registered public accounting firm. In the course of these reviews, the Audit Committee considers, among other things:

•	PwC’s historical and recent performance on the Teradata audit;

•	PwC’s capability and expertise in handling the breadth and complexity of our worldwide operations;

•	The appropriateness of PwC’s fees for audit and non-audit services;

•	The potential impact of changing auditors; and

•	PwC’s tenure as our independent auditor, including the benefits of having a long-tenured auditor and controls and processes that help ensure PwC’s independence.

Based on its “Pre-Approval Policy” and applicable SEC rules and guidance, the Audit Committee has considered whether the provision of the tax and other non-audit services described below under the caption “Fees Paid to Independent Registered Public Accounting Firm” was compatible with maintaining PwC’s independence and concluded that it was. Based on its review of the above factors, the Audit Committee believes that it is in the best interests of Teradata and our stockholders to retain PwC as our independent registered public accounting firm for 2022.

PwC has been our independent registered public accounting firm since 2007. The firm is considered a leader in providing audit services to the high-technology industry. The board believes that PwC is well-qualified to serve as our independent registered public accounting firm given its experience, global presence with offices or affiliates in or near most locations where we do business, and quality audit work in serving us. PwC rotates its audit partners assigned to audit us at least once every five years in accordance with SEC rules, and the Audit Committee oversees the selection of PwC’s lead engagement partner. To further ensure the independence of our independent registered public accounting firm, the Audit Committee has adopted a policy regarding the hiring of any employees or former employees of PwC or its affiliates.

Representatives of PwC will attend the annual meeting to answer questions, and they may also make any statement they wish at the meeting.

The Board of Directors recommends that you vote FOR this proposal.

Approval of this proposal requires the affirmative vote of a majority of the voting power present (in person or by proxy) at the meeting and entitled to vote on this item of business. If the stockholders do not approve this proposal, the Audit Committee and the Board of Directors will reconsider the appointment but may decide to maintain its appointment of PwC. Proxies solicited by the board will be voted FOR this proposal, unless you specify otherwise in your proxy. Abstentions will have the same effect as votes against the matter and shares that are the subject of a broker “non-vote” will be deemed absent and will have no effect on the outcome of the vote.

79

BOARD AUDIT COMMITTEE REPORT

The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles. A more detailed discussion of the factors considered by the Audit Committee in appointing PwC as Teradata’s independent auditor is found above.

In the course of fulfilling its oversight responsibilities for the Company, the Audit Committee has reviewed and discussed with management the Company’s audited financial statements for fiscal year 2021, as well as quarterly earnings releases and quarterly reports on Form 10-Q, and, together with the Board of Directors, has reviewed and discussed the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2021 and this proxy statement. In addition, as part of their oversight responsibility, the Audit Committee members have reviewed and discussed with management the adequacy and effectiveness of the Company’s internal control over financial reporting. PwC has also discussed with the Audit Committee significant matters regarding internal control over financial reporting that have come to its attention during the course of its audit of the consolidated financial statements. The Audit Committee also discussed with the Company’s management the process used for certifications by the Company’s Chief Executive and Chief Financial Officers for the Company’s quarterly and year-end filings with the SEC, as well as the clarity and completeness of the Company’s financial disclosures. Further, the Audit Committee discussed with PwC the matters required to be discussed under the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission. These matters include: (i) the overall scope and plans for PwC’s independent audit as well as approval of the terms of PwC’s engagement letter; (ii) review of Teradata’s internal audit plan; (iii) review of PwC’s audit strategy and approach, including accounting policies, practices and estimates; and (iv) PwC’s evaluation of our financial reporting and other key findings related to the audit. The Audit Committee also has received the written disclosures and the letter from PwC required by the applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence and has discussed with PwC its independence from management and the Company. This proxy statement contains a detailed listing of the Audit Committee’s areas of responsibility.

The Audit Committee had an opportunity to meet in executive session at each regularly scheduled meeting in 2021 with PwC, the Company’s Chief Financial Officer, Chief Legal Officer, Vice President of Enterprise Risk and Assurance Services, and Chief Ethics & Compliance and Privacy Officer, each of whom has unrestricted access to the committee.

Based on the reviews and the discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.

Dated: February 25, 2022

The Audit Committee:

Kimberly K. Nelson, Chair

Cary T. Fu, Member

Joanne B. Olsen, Member

80	2022 PROXY STATEMENT

FEES PAID TO INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The following table presents the fees accrued or billed for professional audit services rendered by our independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for the audit of our consolidated financial statements for fiscal years 2021 and 2020, as well as the worldwide fees accrued or billed for other services rendered by PwC in 2021 and 2020.

NAME	2021 ($)		2020 ($)

Audit Fees	2,341,008	(1)	2,405,273	(2)

Audit-Related Fees	50,000	(3)	95,000	(4)

Tax Fees	104,000	(5)	370,000	(5)

All Other Fees	51,903	(6)	4,838	(7)

Total Fees	2,546,911		2,875,111

(1)

Includes fees related to the annual audit and quarterly review of our consolidated financial statements, the audit of internal control over financial reporting, attestation services and review services associated with our filings with the SEC, and consultations with management as to the accounting or disclosure treatment of transactions or events and the actual or potential impact of final or proposed rules, standards or interpretations by regulatory and standard setting bodies (“consultation services”). Also includes $174,758 for the 2020 statutory audits of the financial statements of select foreign subsidiaries.

(2)

Includes fees related to the annual audit and quarterly review of our consolidated financial statements, the audit of internal control over financial reporting, attestation services and review services associated with our filings with the SEC, and consultations with management as to the accounting or disclosure treatment of transactions or events and the actual or potential impact of final or proposed rules, standards or interpretations by regulatory and standard setting bodies (“consultation services”). Also includes $176,649 for the 2019 statutory audits of the financial statements of select foreign subsidiaries.

(3)	Includes fees related to the Company’s accelerated share repurchase program.

(4)	Includes fees related to the Company’s implementation of new accounting-related software tools.

(5)	Includes tax fees for consulting work related to the application of withholding tax/capital gain taxes and intellectual property in Germany.

(6)

Includes fees for an ESG landscape and benchmark assessment and education session as well as license fees for PwC software products used to assist in conducting accounting research and other service tools

(7)	Includes license fees for PwC software products used to assist in conducting accounting research and other service tools.

The Audit Committee has adopted policies and procedures regarding its pre-approval of the audit, audit-related, tax and all other non-audit services to be provided by our independent registered public accounting firm or its affiliates to us or our consolidated subsidiaries (the “Pre-Approval Policy”). This policy is designed to assure that the provision of such services does not impair the independence of our independent registered public accounting firm. Under the Pre-Approval Policy, at the beginning of each fiscal year, the Audit Committee will review the services proposed by management and our independent registered public accounting firm to be provided during that year. The Audit Committee will then provide its pre-approval based on the limitations set forth in the Pre-Approval Policy. These limitations include the following:

•

In no case should we or any of our consolidated subsidiaries retain our independent registered public accounting firm or its affiliates to provide management consulting services or any non-audit services that are not permitted under applicable laws and regulations, including, without limitation, the Sarbanes-Oxley Act of 2002 and the SEC’s related rules and regulations.

•

Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any other non-audit services and tax consulting services will require specific pre-approvals by the Audit Committee and a determination that such services would not impair the independence of our independent registered public accounting firm. Specific pre-approvals by the Audit Committee will also be required for any material changes or additions to the pre-approved services.

•	The Audit Committee recommends that the ratio of total tax and all other non-audit services to total audit and audit-related services procured by us in a fiscal year be less than one-to-one.

•

The Audit Committee will not permit the exclusive retention of our independent registered public accounting firm in connection with a transaction initially recommended by the independent registered public accounting firm, the purpose of which may be tax avoidance and the tax treatment of which is not supported in applicable tax law.

•

Pre-approval fee levels for all services to be provided by the independent registered public accounting firm will be established annually by the Audit Committee and updated on a quarterly basis by the Audit Committee at its regularly scheduled meetings. Any proposed services significantly exceeding these levels will require separate pre-approval by the Audit Committee.

81

Fees Paid to Independent Registered Public Accounting Firm

•

Our Chief Accounting Officer will report to the Audit Committee on a quarterly basis regarding the status of all pre-approved audit, audit-related, tax and all other non-audit services provided by our independent registered public accounting firm or its affiliates to us or our consolidated subsidiaries.

•

Back-up documentation will be provided as appropriate to the Audit Committee by management and/or the independent registered public accounting firm when requesting pre-approval of services by our independent registered public accounting firm. At the request of the Audit Committee, additional detailed documentation regarding the specific services will be provided.

•

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by our Chief Financial Officer, with the support of the independent registered public accounting firm, and must include a joint statement as to whether, in the view of management and the independent registered public accounting firm, the request or application is consistent with the SEC’s rules on auditor independence.

Under the Pre-Approval Policy, the Audit Committee has delegated to its Chair limited authority to grant pre-approvals for audit, audit-related, tax and other non-audit services in the event that immediate approval of a service is needed. The Chair shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting for its review and approval. The Audit Committee has not delegated to management its responsibilities to pre-approve services performed by the independent registered public accounting firm.

The audit, tax and all other non-audit services provided by PwC to us, and the fees charged for such services, will be actively monitored by the Audit Committee as set forth in the Pre-Approval Policy on a quarterly basis to maintain the appropriate level of objectivity and independence in the firm’s audit work for us. Part of the Audit Committee’s ongoing monitoring includes a review of any de minimis exceptions as provided in the applicable SEC rules for non-audit services that were not pre-approved by the Audit Committee. All services provided by PwC in the fiscal years 2021 and 2020 were pre-approved or ratified by the Audit Committee.

OTHER MATTERS

The Board of Directors does not know of any matters that will be brought before the 2022 annual meeting other than those listed in the notice of meeting. If any other matters are properly introduced at the meeting for consideration, including consideration of a motion to adjourn the meeting to another time or place, the individuals named on the proxy card will have authority to vote on such matters in their discretion.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., banks and brokers) to satisfy the delivery requirements for annual reports, proxy statements, and Notice of Internet Availability of Proxy Materials (“Notice”) with respect to two or more stockholders sharing the same address by delivering one annual report, proxy statement and Notice addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are Teradata’s stockholders will be “householding” our proxy materials. A single annual report, proxy statement and/or Notice will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have multiple Teradata common stock record accounts and/or share an address with a family member who is a Teradata stockholder and want to receive more than one copy of the annual report, proxy statement or Notice, you may contact our mailing agent, Broadridge Financial Solutions, at Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York, 11717 (phone: 1-800-542-1061). Broadridge will remove you from the householding program within 30 days after receipt of this request and will mail you a separate copy of the annual report, proxy statement, and Notice. Stockholders who hold their stock through a bank or broker and currently receive multiple copies of the annual report, proxy statement or Notice at their address and would like to request “householding” of their communications should contact their bank or broker.

82	2022 PROXY STATEMENT

ADDITIONAL INFORMATION

Cost of Proxy Solicitation

We will pay the expenses of soliciting proxies in connection with the annual meeting. Proxies may be solicited on our behalf through the mail, in person, by telephone, electronic transmission, or facsimile transmission. We have hired Okapi Partners LLC to assist in the solicitation of proxies and related services, at an estimated cost of $30,000 plus reimbursement of reasonable out-of-pocket expenses. In accordance with SEC and NYSE rules, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses of sending proxies and proxy materials as intermediaries to the beneficial owners of our common stock.

Procedures for Stockholder Proposals and Nominations

Under our bylaws, nominations for directors at an annual meeting may be made only by (i) the Board of Directors or a committee of the board, or (ii) a stockholder entitled to vote who has delivered notice to us within 90 to 120 days before the first anniversary of the date of the preceding year’s annual meeting and complied with the additional requirements set forth in our bylaws.

Proxy Access

Our bylaws permit stockholders to nominate director candidates through proxy access for inclusion in our proxy statement.

In general, a stockholder, or a group of up to 20 stockholders, owning 3% or more of the Company’s outstanding stock continuously for at least three years, may nominate and include in the Company’s proxy materials director nominees constituting up to 20% of the board, provided that such stockholder(s) and nominee(s) satisfy the requirements set forth in our bylaws, which generally include the following three conditions.

1	2	3
a single stockholder, or qualified group of up to 20 stockholders 3% for 3 years owning three percent outstanding stock for at least three consecutive years	the individual or qualified group may submit up to 20% of the directors then in office (after giving effect to reduction in board size before the meeting) but in no case less than one nominee	stockholders and nominees who satisfy the requirements specified by our bylaws are included in the proxy statement

To be timely for our 2023 annual meeting of stockholders, the nomination must be received by our Corporate Secretary at the Company’s address provided under “Stockholder Proposals for 2023 Annual Meeting” of this proxy statement not later than the 120th day nor earlier than the 150th day prior to the first anniversary of the date we commenced mailing of our proxy materials for the preceding year’s annual meeting. As such, any proxy access nominations are required to be submitted no sooner than October 24, 2022 and no later than the close of business on November 23, 2022. For additional information regarding the Company’s proxy access provisions, please refer to the bylaws.

Advance Notice Procedure

Our bylaws also provide that, other than the nomination of directors, business may not be brought before an annual meeting unless it is (i) specified in our proxy materials (i.e., proposals brought by the Board of Directors and stockholder proposals that we are required to include in our proxy statement under SEC Rule 14a-8), (ii) brought before the meeting by or at the direction of the board, or (iii) brought by a stockholder entitled to vote who has delivered notice to us (containing certain information specified in the

83

Additional Information

bylaws) within 90 to 120 days before the first anniversary of the date of the preceding year’s annual meeting and complied with the additional requirements set forth in our bylaws. In order to include a proposal in our notice of meeting and proxy materials pursuant to SEC Rule 14a-8, you must comply with the requirements of that rule.

A copy of the full text of our bylaws may be obtained upon written request to the Corporate Secretary at Teradata Corporation, 17095 Via Del Campo, San Diego, CA 92127. A copy of our bylaws, which were last amended by the Board of Directors on July 26, 2016, is also available on our corporate governance website at www.teradata.com/articles-and-bylaws.

Stockholder Proposals for 2023 Annual Meeting

To include a stockholder proposal in our 2023 notice of meeting and proxy materials pursuant to SEC Rule 14a-8, a stockholder must satisfy all applicable requirements of that rule, and the proposal must be received by our Corporate Secretary at Teradata Corporation, 17095 Via Del Campo, San Diego, CA 92127, no later than November 23, 2022. To present any other proposal at the 2023 annual meeting of stockholders, or to nominate a candidate for director election at the 2023 annual meeting, a stockholder must submit an advance written notice of such proposal and/or nomination (as applicable) to us that complies with certain requirements set forth in our bylaws. Such advance written notice must be received by our Corporate Secretary at the address provided above no sooner than the close of business on January 10, 2023, and no later than the close of business on February 9, 2023.

84	2022 PROXY STATEMENT

OTHER GENERAL INFORMATION

Who may vote at the meeting?

Only stockholders of record may vote at the meeting. A stockholder of record is a stockholder as of the close of business on March 14, 2022, the record date for the meeting. On the record date, there were 104,620,045 shares of common stock outstanding.

How many votes do I have?

For each share of common stock you own, you are entitled to cast one vote on each director candidate submitted for election and to cast one vote on each other matter properly brought before the meeting.

When will I receive my proxy materials?

We intend to send a Notice Regarding the Availability of Proxy Materials for the 2022 annual meeting and make proxy materials available to stockholders (or for certain stockholders who request, or are required to receive, a paper copy of this proxy statement and the form of proxy) on or about March 23, 2022.

How do I access my proxy materials?

Notice and Access. Proxy materials (including our 2021 annual report, notice of the 2022 annual meeting of stockholders and proxy statement, and proxy card) are being made available via the Internet pursuant to the “notice and access” rules of the SEC. A Notice of Internet Availability of Proxy Materials (“Notice”) is being mailed to most of our record and beneficial stockholders. The Notice includes instructions on how to access the proxy materials on the Internet or request printed copies of these materials. To receive future proxy materials by mail or email, follow the instructions included with the Notice. If you previously elected to receive materials via mail or email delivery, you will not receive the Notice, but you will receive your materials via the delivery method you requested.

Electronic Delivery. At their request, many stockholders are receiving an email providing them with links to receive the Notice and Internet access to the proxy materials rather than receiving a printed copy of the Notice or printed proxy materials.

Paper Copies. If you have previously requested paper copies of your proxy materials, or are otherwise required to receive paper copies, you will receive the 2022 proxy materials, including notice of the meeting, in printed form unless you consent to receive these documents electronically in the future.

How do I receive my proxy materials electronically?

If you are a stockholder of record (i.e., you directly own your common stock through an account with our transfer agent, Computershare Investor Services), you can choose to access your Teradata proxy materials electronically and save the cost of producing and mailing a Notice and other documents by following the instructions provided at www.investordelivery.com or by following the prompt if you choose to authorize your proxy over the Internet. You must provide your sixteen-digit control number listed on your Notice or proxy card to make this election.

Your election to receive proxy materials by electronic access will remain in effect until you revoke your consent at www.proxyvote.com, or your consent is deemed to be revoked under applicable law. You must provide your sixteen-digit control number to revoke your consent.

If you are a beneficial owner (i.e., you indirectly hold your common stock through a nominee such as a bank or broker), please review the information provided by your nominee for instructions on how to elect to view future proxy statements and annual reports over the Internet.

Please keep in mind that choosing electronic delivery saves the Company and its stockholders money and preserves natural resources

85

Other General Information

How do I obtain a separate set of proxy materials?

To save costs, only one set of proxy materials is being printed and mailed to stockholders who have requested printed copies and share an address, unless otherwise requested or required under applicable law. If you have multiple Teradata common stock record accounts and/or share an address with a family member who is a Teradata stockholder and want to receive more than one copy of the Notice and/or proxy materials, you may contact our mailing agent, Broadridge Financial Solutions, at Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York, 11717 (phone: 1-800-542-1061). Broadridge will mail you a separate copy of the proxy materials and will remove you from the householding program within thirty days after receipt of this request.

How can I vote my shares of Teradata stock?

Your vote is important. Stockholders should follow the instructions to vote during the annual meeting at www.virtualshareholdermeeting.com/TDC2022. Shares held in your name as the stockholder of record may be voted electronically during the annual meeting. Shares for which you are the beneficial owner also may be voted during the annual meeting. However, even if you plan to attend the annual meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the annual meeting. You may vote your shares by authorizing a proxy over the Internet or by telephone. In addition, if you received paper copies of the proxy materials by mail, you can also submit a proxy by mail by following the instructions on the proxy card. Voting your shares by authorizing a proxy over the Internet, by telephone or by written proxy card will ensure your representation at the annual meeting regardless of whether you attend.

If you are a stockholder of record, please authorize your proxy electronically by going to the www.proxyvote.com website or by calling the toll-free number (for residents of the United States and Canada) listed on your Notice and proxy card. Please have your Notice or proxy card in hand when going online or calling. If you authorize your proxy via the Internet, you do not need to return your proxy card. If you choose to authorize your proxy by mail, simply mark your proxy card, and then date, sign and return it in the postage-paid envelope provided.

If you hold your shares beneficially through a nominee (such as a bank or broker), you may be able to authorize your proxy by telephone or the Internet as well as by mail. You should follow the instructions you receive from your nominee to vote these shares.

How do I revoke my proxy for the annual meeting?

You may revoke your proxy at any time before it is voted at the meeting by:

•   properly executing and delivering a later-dated proxy (including a telephone or Internet proxy authorization);

•   voting by casting a ballot electronically at the annual meeting; or

•   sending a written notice of revocation to the inspectors of election in care of our Corporate Secretary at Teradata Corporation, 17095 Via Del Campo, San Diego, CA 92127.

What if I want to vote at the meeting?

The method by which you vote and authorize your proxy will in no way limit your voting rights if you later decide to vote electronically at the meeting (other than shares held through our 401(k) savings plan, which must be voted prior to the meeting). If you beneficially own your shares through a nominee (such as a bank or broker), please follow the voting instructions provided by your broker, trustee or other nominee. Stockholders should follow the instructions to vote during the annual meeting at www.virtualshareholdermeeting.com/TDC2022. Shares held in your name as the stockholder of record may be voted electronically during the annual meeting. Shares for which you are the beneficial owner also may be voted during the annual meeting. However, even if you plan to attend the annual meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the annual meeting. Voting online during the meeting will replace any previous votes.

86	2022 PROXY STATEMENT

Other General Information

What are the requirements for ensuring that my shares are voted by proxy at the meeting?

Your shares will be voted at the meeting as directed by the instructions on your proxy card, voting instructions or electronic proxy if (1) you are entitled to vote, (2) your proxy was properly executed or properly exercised electronically, (3) we received your proxy prior to the voting deadlines for the annual meeting (May 9, 2022 at 11:59 p.m. ET for record stockholders who do not vote at the meeting, such time as directed by the nominee for beneficial owners, and May 5, 2022 for participants in our 401(k) savings plan), and (4) you did not revoke your proxy prior to or at the meeting.

How do I vote the shares I hold in the Teradata 401(k) savings plan?

If you are a participant in the Teradata 401(k) savings plan, your proxy includes the number of Teradata common stock units (share interests) allocated to your plan account. You may instruct the trustee how to vote the number of share interests allocated to your plan account, which must be received by May 5, 2022 at 11:59 p.m. ET. The trustee will vote the share interests allocated to your plan account in accordance with your instructions. If you do not vote your share interests in the Teradata 401(k) savings plan, the trustee will vote the unallocated share interests, as well as any allocated share interests held by the plan, in the same proportion as the share interests for which it received timely voting instructions.

What is considered a quorum to conduct the annual meeting?

To have a quorum necessary to conduct business at the meeting, it is necessary to have shares that represent (in person or by proxy) the holders of a majority of our shares of common stock outstanding on the record date, which is the close of business on March 14, 2022. Shares of common stock represented in person or by proxy (including shares that abstain with respect to a particular proposal to be voted upon and “broker non-votes”) will be counted as present for the purpose of determining whether a quorum exists at the meeting for that proposal. If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

How many votes are required to approve each item?

With respect to Proposal 1 (the election of directors), the affirmative vote of a majority of the voting power present (in person or by proxy) at the meeting and entitled to vote on the election of directors is required to elect each director.

With respect to Proposal 2 (the advisory “say-on-pay” vote on executive compensation), the affirmative vote of a majority of the voting power present (in person or by proxy) at the meeting and entitled to vote on such question is required to adopt this advisory resolution in accordance with Teradata’s bylaws. However, the results of this vote are not binding on the board, whether or not any resolution is passed under this voting standard.

With respect to Proposal 3 (the approval of Amendment No. 1 to the Teradata 2012 Stock Incentive Plan), the affirmative vote of a majority of the voting power present (in person or by proxy) at the meeting and entitled to vote on such item of business is required to approve the plan.

With respect to Proposal 4 (the ratification of the appointment of the Company’s independent auditors), the affirmative vote of a majority of the voting power present (in person or by proxy) at the meeting and entitled to vote on such item of business is required to ratify the appointment.

Abstentions effectively count as votes “against” the adoption of a proposal and the election of a director. Moreover, if you do not instruct your nominee (such as your bank or broker) how to vote your shares with respect to the election of directors, the advisory vote on executive compensation, and the approval of Amendment No. 1 to the Teradata 2012 Stock Incentive Plan, the nominee may not vote on these proposals. This is called a “broker non-vote” and although your shares will be considered to be represented by proxy at the annual meeting for purposes of establishing quorum, they are not considered to be shares “entitled to vote” at the annual meeting and will not be counted as having been voted on the applicable proposal. However, broker “non-votes” will have no effect on the outcome of the vote for any proposal or the election of any director.

87

Other General Information

How does the Board of Directors recommend that I vote my shares?

The Teradata Board of Directors recommends that you vote:

•   FOR the election of each of the three Class III director nominees, Messrs. Fu and Gianoni and Ms. Olsen;

•   FOR the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement;

•   FOR the approval of Amendment No. 1 to the Teradata 2012 Stock Incentive Plan; and

•   FOR ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2022.

If you submit your proxy without specific voting instructions, your shares represented by that proxy will be voted as recommended by our board. As discussed above, if you hold your shares beneficially through a nominee (such as a bank or a broker) and fail to provide specific voting instructions to that nominee, your shares will not be voted in the election of directors, the advisory “say-on-pay” vote on executive compensation, or the approval of the amendment to the Teradata 2012 Stock Incentive Plan.

The 2022 annual meeting is being held virtually. What do I need to do to attend the annual meeting?

In consideration of the health and safety of our stockholders, employees, and directors, the 2022 annual meeting will be held virtually via a live webcast. In addition, holding the annual meeting of stockholders in a virtual format provides the opportunity for participation by a broader group of stockholders, while reducing the costs and environmental impact associated with planning, holding and arranging logistics for an in-person meeting.

To attend the annual meeting, including to vote and/or submit questions, stockholders will need to access the live audio webcast of the meeting. To do so, stockholders will need to visit www.virtualshareholdermeeting.com/TDC2022 and use their 16-digit Control Number provided in the Notice, proxy card or instructions that accompanied your proxy materials, to log in to this website and access the live audio webcast of the meeting.

We encourage stockholders to log in to this website and access the webcast before the annual meeting’s start time. Please allow ample time for online check-in, which will begin at 7:45 a.m. Pacific Time. We will offer live technical support during the meeting. If you encounter any technical difficulties accessing the meeting, please call 844-986-0822 (US) or 303-562-9302 (International). Please note that if you do not have your control number and you are a registered owner, operators will be able to provide your control number to you. However, if you are a beneficial owner (and thus hold your shares in an account at a bank, broker, or other holder of record), you will need to contact the bank, broker, or other holder of record to obtain your control number prior to the meeting. Further instructions on how to attend, vote and/or ask questions at the annual meeting, including how to demonstrate your ownership of Teradata common stock as of the record date, are available at www.virtualshareholdermeeting.com/TDC2022.

Will I be able to ask questions at the annual meeting? How do I access the voting results of the meeting?

Stockholders may submit a question online during the meeting at www.virtualshareholdermeeting.com/TDC2022. We will answer questions as time permits at the meeting.

Following the meeting, we will post to the Investor Relations section of our website (www.teradata.com) a replay of the annual meeting (including the question and answer session). We will include the results of the votes taken at the meeting, in a quarterly report on Form 10-Q or a current report on Form 8-K, as applicable, that we expect to file with the SEC within four business days after the date of the annual meeting or any adjournment or postponement thereof. Stockholders may also find information on how to obtain a transcript of the meeting by writing to our Corporate Secretary at Teradata Corporation, 17095 Via Del Campo, San Diego, CA 92127.

The above notice and proxy statement are sent by order of the Board of Directors.

Margaret A. Treese

Chief Legal Officer and Secretary

Dated: March 23, 2022

88	2022 PROXY STATEMENT

Other General Information

Cautionary Note on Forward-Looking Statements

Statements in this proxy statement relating to Teradata’s future plans, expectations, beliefs, intentions and prospects, such as statements regarding our ongoing business transformation and future business, operating and ESG-related goals, use of shares in our equity plan and sufficiency of the amount of shares issued under that plan are forward-looking statements. These forward-looking statements are based upon current expectations and assumptions and involve risks and uncertainties that could cause actual results to differ materially, including the factors described from time to time in Teradata’s filings with the U.S. Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2021 and subsequent quarterly reports on Forms 10-Q, as well as the Company’s annual report to stockholders. Teradata does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

In addition, the forecasts regarding our future share usage and burn rate set forth in Proposal No. 3 (Approval of Amendment No. 1 to the Teradata 2012 Stock Incentive Plan) include embedded assumptions which are highly dependent on the public trading price of Teradata common stock and other factors, which we do not control. These forecasts reflect various assumptions regarding our future operations. The inclusion of the forecasts set forth in Proposal No. 3 should not be regarded as an indication that these forecasts will be predictive of actual future outcomes, and the forecasts should not be relied upon as such.

89

APPENDIX A

AMENDMENT NO. 1

TERADATA 2012 STOCK INCENTIVE PLAN

(Amended and Restated as of March 1, 2021)

The Teradata 2012 Stock Incentive Plan (amended and restated as of March 1, 2021) (the “Plan”) is hereby amended, effective as of the date of approval by the shareholders of Teradata Corporation (the “Company”) at the Company’s 2022 Annual Meeting of Shareholders, as follows:

1.    Section 1(c) of the Plan is hereby deleted in its entirety and replaced with the following:

“(c)    Duration. No Award may be granted under the Plan after March 1, 2027, or such earlier date as the Board shall determine. The Plan will remain in effect with respect to outstanding Awards until no Awards remain outstanding.”

2.    Section 3(a) of the Plan is hereby deleted in its entirety and replaced with the following:

“(a)    Shares Available for Awards. The maximum number of Shares that may be issued or delivered pursuant to Awards under the Plan shall be 33,900,000, all of which may be granted as Incentive Stock Options. Shares issued or delivered pursuant to an Award may be authorized but unissued Shares, treasury Shares, including Shares purchased in the open market, or a combination of the foregoing. The aggregate number of Shares available for issuance or delivery under the Plan shall be subject to adjustment as provided in Section 15.”

3.    Except as explicitly set forth herein, the Plan will remain in full force and effect.

A-1

TERADATA CORPORATION 17095 VIA DEL CAMPO SAN DIEGO, CA 92127

Your Internet or telephone proxy authorizes the proxyholders to vote the shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 9, 2022 (May 5, 2022 for participants in Teradata’s 401(k) Savings Plan). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/TDC2022

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Transmit your voting instructions via telephone up until 11:59 P.M. on May 9, 2022 (May 5, 2022 for participants in Teradata’s 401(k) Savings Plan). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to help Teradata’s sustainability efforts and reduce the costs incurred printing and mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years or go to www.investordelivery.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D35915-P48843-Z78998             KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TERADATA CORPORATION

The Board of Directors recommends that you vote FOR the Director Nominees listed below and FOR each of the other proposals listed below:
1. Election of Directors	For	Against	Abstain

Class III Nominees:

1a. Cary T. Fu	☐	☐	☐

1b. Michael P. Gianoni	☐	☐	☐

1c. Joanne B. Olsen	☐	☐	☐

Please sign exactly as your name(s) appear(s) on this proxy card. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

	For	Against	Abstain

2. An advisory (non-binding) vote to approve executive compensation.	☐	☐	☐

3. Approval of Amendment No. 1 to the Teradata 2012 Stock Incentive Plan.	☐	☐	☐

4. Approval of the ratification of the appointment of the independent registered public accounting firm for 2022.	☐	☐	☐

NOTE: If you attend the meeting and decide to vote by ballot, your ballot will supersede and revoke this proxy. If signing for a corporation or partnership or as an agent, attorney or fiduciary, indicate the capacity in which you are signing.

This proxy card confers on the proxyholders discretionary authority with respect to matters not known or determined at the time of the mailing of the Notice of the 2022 Annual Meeting of Stockholders.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Annual Meeting of Stockholders

Teradata’s 2022 Annual Meeting of Stockholders will be held at 8:00 a.m., Pacific Time on May 10, 2022. The Annual Meeting will be held in a virtual format only. You or your proxyholder may participate, vote and examine our stockholder list at the Virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/TDC2022 and using your 16-digit control number. Please see your Proxy Statement for additional instructions should you wish to attend the meeting.

Important Notice Regarding the Availability of Proxy Materials for the 2022 Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

 — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

D35916-P48843-Z78998

TERADATA CORPORATION

Proxy/Voting Instruction Card

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR TERADATA’S 2022 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of Teradata Corporation, a Delaware corporation (“Teradata” or the “Company”), hereby appoints Stephen McMillan, Claire Bramley and Margaret A. Treese, and each of them, proxies, with full power of substitution, to vote all shares of common stock of Teradata that the undersigned is entitled to vote at Teradata’s virtual Annual Meeting of Stockholders to be held at www.virtualshareholdermeeting.com/TDC2022 (or at any alternate location and/or by means of communication determined by or on behalf of the Board of Directors) on May 10, 2022, and at any postponement or adjournment thereof, in the manner indicated on the reverse side and in such proxyholders’ sole discretion, upon any matter that may properly come before the meeting, or any postponement or adjournment thereof, including to vote for the election of a substitute nominee for director as such proxyholders may select in the event any nominee named on this proxy card is unable to serve. This proxy card also provides voting instructions to the trustee of the Teradata Savings Plan, the Company’s 401(k) plan, and to the trustees and administrators of other plans with regard to shares of Teradata common stock the undersigned may hold under such plans for which the undersigned is entitled to vote at said meeting to the extent permitted by such plans and their trustees and administrators. By executing this proxy card, the undersigned acknowledges receipt from the Company of the Notice of the 2022 Annual Meeting of Stockholders and accompanying Proxy Statement and hereby revokes any previously granted proxy that relates to the aforementioned Annual Meeting.

The proxyholders or the trustees and administrators of the plans, as the case may be, will vote the shares in accordance with the directions on this proxy card. If you do not indicate your choices on this proxy card, the proxyholders will vote the shares in accordance with the directors’ recommendations. If you are a Teradata Savings Plan participant entitled to vote at the 2022 Annual Meeting of Stockholders and do not indicate your choices on this proxy card, those shares will be voted by the trustee of such plan.

(Continued and to be signed on the reverse side.)